United States

Securities and Exchange Commission

Washington, D.C. 20548

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

ExlService Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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280 Park Avenue, 38th Floor

New York, New York 10017

(212) 277-7100

PROXY STATEMENT

Annual Meeting of Stockholders

June 19, 2015

Dear Stockholder:

On behalf of the board of directors of ExlService Holdings, Inc., I am pleased to invite you to the 2015 Annual Meeting of Stockholders, which will be held on June 19, 2015 in New York, New York.

The Annual Meeting will begin with discussion and voting on the matters set forth on the accompanying Notice of the Annual Meeting and Proxy Statement, followed by discussion of other business matters properly brought before the Annual Meeting.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. On or about April 30, 2015, we will mail a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to each of our stockholders of record and beneficial owners at the close of business on April 23, 2015, the record date for the Annual Meeting. On the date of mailing of the Internet Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Internet Notice. These proxy materials will be available free of charge.

Even if you choose to attend the Annual Meeting in person, you are encouraged to review the proxy materials and vote your shares in advance of the meeting by Internet or phone. The Internet Notice will contain instructions to allow you to request copies of the proxy materials to be sent to you by mail. Any proxy materials sent to you will include a proxy card that you may use to cast your vote by completing, signing and returning the proxy card by mail (or voting instruction form, if you hold shares through a broker). Your vote is extremely important, and we appreciate you taking the time to vote promptly. If you attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person.

The board of directors and management look forward to seeing you at the Annual Meeting.

Sincerely,

Garen K. Staglin
Chairman

280 Park Avenue, 38th Floor

New York, New York 10017

(212) 277-7100

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are cordially invited to the 2015 Annual Meeting of Stockholders of ExlService Holdings, Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held at the New York offices of the Company, 280 Park Avenue, 38th Floor, New York, New York 10017 on June 19, 2015 at 8:30 AM, Eastern Standard Time, for the purposes of voting on the following matters:

1.	the election of three Class III members of the board of directors of the Company for a term of three years each;

2.	the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2015;

3.	the approval of the compensation of the named executive officers of the Company;

4.	the approval of the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan; and

5.	the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

If you are a stockholder of record at the close of business on April 23, 2015, you are entitled to vote at the Annual Meeting. A list of stockholders as of the record date will be available for examination for any purpose germane to the Annual Meeting, during ordinary business hours, at the Company’s executive offices at 280 Park Avenue, 38th Floor, New York, New York 10017, for a period of 10 days prior to the date of the Annual Meeting and at the Annual Meeting itself.

Whether or not you expect to attend the Annual Meeting in person, the Company encourages you to promptly vote and submit your proxy by (i) Internet (by following the instructions provided in the Internet Notice), (ii) by phone (by following the instructions provided in the Internet Notice) or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. Voting by proxy will not deprive you of the right to attend the Annual Meeting or to vote your shares in person. You can revoke a proxy at any time before it is exercised by voting in person at the Annual Meeting, by delivering a subsequent proxy or by notifying the inspector of elections in writing of such revocation prior to the Annual Meeting. YOUR SHARES CANNOT BE VOTED UNLESS YOU EITHER (I) VOTE BY USING THE INTERNET, (II) VOTE BY PHONE, (III) REQUEST PROXY MATERIALS BE SENT TO YOU BY MAIL AND THEN USE THE PROXY CARD PROVIDED BY MAIL TO CAST YOUR VOTE BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD BY MAIL OR (IV) ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

By Order of the Board of Directors

Nancy Saltzman
Executive Vice President,
General Counsel and Secretary

New York, New York

April 30, 2015

SUMMARY

Below is a summary of selected key components of this Proxy Statement, including highlights of our 2014 performance, key information regarding this year’s stockholder meeting, nominees for our Board of Directors and selective executive compensation information. This summary does not contain all of the information that you should consider, and you should review the entire Proxy Statement and our Annual Report on Form 10-K.

2014 Business Highlights

We improved our annual revenues from $478.8 million in fiscal year 2013 to $499.3 million in fiscal year 2014 (which includes the effect of one-time disentanglement costs of $26.3 million), acquired Overland Solutions, Inc. (a leading provider of underwriting support services) and Blue Slate Solutions, LLC (which specializes in transforming business operations), entered into a $50.0 million five-year revolving credit facility and authorized a three-year, $20.0 million annual common stock repurchase program. We also received numerous awards and industry recognition, won 26 new clients of which 10 were Fortune 500 companies, and opened four new delivery centers: Alabang, Philippines; Dallas, Texas; and Cebu, Philippines and a new Analytics Center of Excellence in Mumbai, India. For more information regarding these and other business highlights, please see page 19 and our Form 10-K.

Annual Meeting

Time and Date:	8:30 AM (Eastern Standard Time), June 19, 2015	Record Date:	April 23, 2015

Place:	ExlService Holdings, Inc. 280 Park Avenue, 38th Floor New York, New York 10017	Voting:	Stockholders as of the record date are entitled to vote

Proposals and Voting Recommendations

Proposal	Board Recommendation	Page Reference
Proposal 1 – Election of Class III Directors	For all nominees	65

Proposal 2 – Ratification of Ernst & Young LLP as independent registered public accounting firm for 2015	For	66

Proposal 3 – Approval of the compensation of the named executive officers of the company	For	68

Proposal 4 – Approval of 2015 Amendment and Restatement of the 2006 Omnibus Award Plan	For	69

Director Nominees

We are seeking your vote FOR all of the Class III director nominees listed below:

Name	Age	Director Since	Independent	Committee/Position

Deborah Kerr	43	January 2015	Yes	Audit Committee Member Compensation Committee Member

Dr. Mohanbir Sawhney	51	November 2005	Yes	Nominating and Governance Committee Member Audit Committee Member

Garen K. Staglin	70	June 2005	Yes	Chairman of the Board Compensation Committee Member Nominating and Governance Committee Member

Auditor Matters

As a matter of good corporate practice, we are seeking your ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2015. For more information on our auditors, including 2014 audit fees, see page 66.

2014 (in thousands)
Audit Fees	$1,302
Audit-Related Fees	211
Tax Fees	10
All Other Fees	3

Total	$1,526

Executive Compensation

On an annual basis, we submit an advisory vote to approve our executive compensation. We are seeking your approval, on a non-binding basis, of the compensation of our named executive officers. Please refer to our Compensation Discussion and Analysis, starting on page 17 for a complete description of our 2014 compensation program.

2014 Executive Compensation Highlights

•	98% Say on Pay Approval Last Year: At our 2014 Annual Meeting of Stockholders, approximately 98% of our stockholders approved (on a non-binding basis and excluding broker non-votes) the compensation paid to our named executive officers for fiscal year 2013.

•	Implementation of Redesigned Performance Criteria: Our Compensation Committee implemented redesigned performance criteria for our annual bonus program:

○	Company Wide Metrics – Adjusted EPS and revenue
○	Business Line Metrics – Revenues, new client revenues and gross margin achievement

•	Transition to an All Cash Annual Bonus Program: We utilized an all-cash annual incentive bonus program during 2014, as opposed to a mix of cash and equity, as the Compensation Committee believes an all-cash program is more aligned with market compensation practices and is more easily understood by program participants.

•	Rolled-Out New Long-Term Equity Incentive Program: We moved from an all time-based long-term incentive program to granting a mix of time-vested restricted stock units and performance-based restricted stock units. The performance-based restricted stock units were comprised of:

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○	Relative TSR linked restricted stock units, and
○	Revenue linked restricted stock units.

•	Strong Performance: For 2014, the Compensation Committee established performance targets which were intended to encourage stretch performance. We came close to achieving our Adjusted EPS target (96.6%) and exceeded our total revenue performance target (101.5%), as each was adjusted and determined by the Compensation Committee to reflect the effect of certain acquisitions.
○	Our strong revenue achievement resulted in our executives banking one-third of revenue-linked restricted stock units.

•	Adopted New Compensation Best-Practice Policies: During 2014 we implemented a stock ownership policy, a clawback policy, a prohibition on hedging transactions and restrictions on pledging transactions, all of which are consistent with evolving public-company executive compensation practices.

Approval of our Omnibus Award Plan

We are requesting you approve the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan (the “2015 Plan”), which amends and restates the 2006 Omnibus Award Plan (the “2006 Plan”) to increase the total number of shares reserved for grants of awards under the 2015 Plan by 1.7 million shares and make certain other changes.

Our 2006 Plan has been previously approved twice by our stockholders, most recently last year at the 2014 Annual Meeting of Stockholders. The 2015 Plan, like the 2006 Plan, provides us a means to attract and retain key individuals and to provide a means by which these individuals can acquire ownership in our Company and earn incentive compensation.

Key Features of the 2006 Plan Retained in the 2015 Plan

•	The 2015 Plan has a minimum performance period of 1 year over which the attainment of one or more performance goals may be measured for the purpose of determining a participant’s right to the payment of a performance compensation award.
•	The 2015 Plan does not contain a “liberal” change in control definition.
•	The 2015 Plan allows us to grant a variety of types of awards, including: options, SARs, restricted stock and restricted stock units (time-vested or performance-vested), other stock awards and cash-based awards.
•	The 2015 Plan provides for administration by our Compensation Committee (or independent members of our Board of Directors).
•	Awards are subject to our general clawback policy (our 2015 Plan makes an explicit reference to said policy).

Additional Key Features of the 2015 Plan

•	The annual value of awards granted to our non-employee directors is capped.
•	The 2015 Plan explicitly prohibits Company cash buyouts of underwater options or SARs.
•	Dividends or dividend equivalents may not be paid on unearned shares of restricted stock or restricted stock units under the 2015 Plan.
•	The 2015 Plan adds flexible share usage provisions.
•	Increases the maximum number of shares and amounts payable to participants under performance compensation awards designed to be tax deductible under Section 162(m) of the Code.

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280 Park Avenue, 38th Floor

New York, New York 10017

(212) 277-7100

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of ExlService Holdings, Inc., a Delaware corporation (“us,” “we,” “our” or the “Company”), of proxies to be used at our 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the New York offices of the Company, 280 Park Avenue, 38th Floor, New York, New York, 10017 on June 19, 2015, at 8:30 AM, Eastern Standard Time, and any adjournments or postponements thereof.

In accordance with rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, the Company furnishes proxy materials via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) by mail, you will not receive a printed copy of our proxy materials other than as described herein. Instead, the Internet Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Internet Notice also instructs you as to how you may submit your proxy over the Internet or by phone. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting proxy materials included in the Internet Notice.

It is anticipated that the Internet Notice will be sent to stockholders on or about April 30, 2015. This proxy statement and the form of proxy relating to the Annual Meeting will be made available via the Internet to stockholders on the date that the Internet Notice is first sent.

Who Can Vote

Only stockholders who own shares of our common stock at the close of business on April 23, 2015, the record date for the Annual Meeting, can vote at the Annual Meeting. As of the close of business on April 23, 2015, the record date, we had 33,298,121 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote for each share held as of the record date for the Annual Meeting. There is no cumulative voting in the election of directors.

How You Can Vote

If your shares are registered directly in your name with Computershare Trust Company, N.A., our transfer agent (which means you are a “stockholder of record”), you can vote your proxy by (i) Internet, (ii) by phone or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. Please refer to the specific instructions set forth in the Internet Notice. You will not be able to vote your shares unless you use one of the methods above to designate a proxy or by attending the Annual Meeting.

If you are the beneficial owner of shares held in the name of a brokerage, bank, trust or other nominee as a custodian (also referred to as shares held in “street name”), your broker, bank, trustee or nominee will provide you with materials and instructions for voting your shares. In addition to voting by mail, a number of banks and brokerage firms participate in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that

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offers telephone and Internet voting options. Votes submitted by telephone or by using the Internet through Broadridge’s program must be received by 11:59 p.m. Eastern Time, on June 18, 2015.

Voting at the Annual Meeting. Voting by Internet, phone or mail will not limit your right to vote at the Annual Meeting if you decide to attend in person. Our board of directors recommends that you vote by Internet, phone or mail as it is not practical for most stockholders to attend the Annual Meeting. If you are a “stockholder of record,” you may vote your shares in person at the Annual Meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, bank, trustee or nominee giving you the right to vote the shares at the Annual Meeting or your vote at the Annual Meeting will not be counted.

Revocation of Proxies

You can revoke your proxy at any time before it is exercised in any of the following ways:

•	by voting in person at the Annual Meeting;
•	by submitting written notice of revocation to the inspector of elections prior to the Annual Meeting; or
•	by submitting another properly executed proxy of a later date to the inspector of elections prior to the Annual Meeting.

Required Vote; Effect of Abstentions and Broker Non-Votes

Quorum

A quorum, which is a majority of the issued and outstanding shares of our common stock as of April 23, 2015, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending the Annual Meeting in person and by their proxy holders. If you indicate an abstention as your voting preference for all matters to be acted upon at the Annual Meeting, your shares will be counted toward a quorum but they will not be voted on any matter.

Proposal 1: Election of Directors

Under our by-laws, directors are elected by the affirmative vote of a plurality of votes cast in person or represented by proxy and entitled to vote at the Annual Meeting. You may cast your vote in favor of electing the nominees as directors, withhold your vote on one or more nominees or abstain from voting your shares. For purposes of the vote on Proposal 1, abstentions and broker non-votes (as described below) will have no effect on the results of the vote.

Other Proposals

The ratification of the appointment of our independent registered public accounting firm, the approval of the compensation of our named executive officers, the approval of the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan and each other item to be acted upon at the Annual Meeting will require the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. You may cast your vote in favor of or against these proposals or you may abstain from voting your shares. For purposes of the vote on Proposals 2 (ratification of the appointment of our independent registered public accounting firm), 3 (approval of the compensation of our named executive officers), 4 (approval of the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan or such other items to be acted upon at the Annual Meeting, abstentions will have the effect of a vote against these proposals.

If you submit your proxy, but do not mark your voting preference, the proxy holders will vote your shares (i) FOR the election of the nominees for director, (ii) FOR the ratification of the appointment of our independent registered public accounting firm, (iii) FOR the approval of the compensation of our named executive officers, (iv) FOR the approval of the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan, and (v) as described below, in the judgment of the proxy holder on any other matters presented at the Annual Meeting.

Shares Held in “Street Name” by a Broker

If you are the beneficial owner of shares held in “street name” by a broker, then your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. If you fail to provide instructions to your broker, under the New York Stock Exchange rules (which apply to brokers even though our shares are listed

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on the NASDAQ Stock Market), your broker will not be authorized to exercise its discretion and vote your shares on “non-routine” proposals, including the election of directors, approval of the compensation of our named executive officers and approval of the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan. As a result, a “broker non-vote” occurs. However, without your instructions, your broker would have discretionary authority to vote your shares only with respect to “routine” proposals, including at the Annual Meeting, the ratification of the appointment of our independent registered public accounting firm.

Other Matters to Be Acted Upon at the Meeting

Our board of directors presently is not aware of any matters, other than those specifically stated in the Notice of Annual Meeting, which are to be presented for action at the Annual Meeting. If any matter other than those described in this Proxy Statement is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Solicitation of Proxies

We will pay the cost of printing and mailing proxy materials and posting them on the Internet. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of our common stock.

Internet Availability of Proxy Materials

Our Notice of Annual Meeting, proxy statement and form of proxy card are each available at www.proxyvote.com. You may access these materials and provide your proxy by following the instructions provided in the Internet Notice.

Important

Please promptly vote and submit your proxy by (i) Internet (by following the instructions provided in the Internet Notice), (ii) by phone (by following the instructions provided in the Internet Notice) or (iii) by requesting that proxy materials be sent to you by mail that will include a proxy card that you can use to vote by completing, signing, dating and returning the proxy card in the prepaid postage envelope provided. This will not limit your right to attend or vote at the Annual Meeting.

All Annual Meeting attendees may be asked to present valid, government-issued photo identification (federal, state or local), such as a driver’s license or passport, and proof of beneficial ownership if you hold your shares through a broker, bank, trust or other nominee, before entering the Annual Meeting. Attendees may be subject to security inspections. Video and audio recording devices and other electronic devices will not be permitted at the Annual Meeting.

If you have any further questions about voting your shares or attending the Annual Meeting, please call our Investor Relations Department at (212) 277-7109.

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OUR BOARD OF DIRECTORS

Our board of directors currently consists of eight directors divided into three classes, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. The current composition of our board of directors is as follows:

Class I Directors (term expiring in 2016):	Rohit Kapoor, our Vice Chairman and Chief Executive Officer (“CEO”) Anne E. Minto

Class II Directors (term expiring in 2017):	David B. Kelso Som Mittal Clyde W. Ostler

Class III Directors (term expiring in 2015):	Deborah Kerr Dr. Mohanbir Sawhney Garen K. Staglin, our Chairman

The election of our Class III directors will take place at the Annual Meeting. If elected, each of the Class III director nominees will serve on our board of directors until our 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified in accordance with our by-laws.

Board of Directors

The names, ages and principal occupations (which have continued for at least the past five years unless otherwise indicated) and certain other information, including the specific experience, qualifications, attributes or skills that led to the conclusion that such person should serve as a director of the Company, with respect to each of the nominees and continuing directors are set forth below.

Nominees for Terms Expiring in 2015

Deborah Kerr—Age: 43—has served as a member of our board of directors since January 2015. Ms. Kerr has served as the Executive Vice President and Chief Product and Technology Officer at Sabre Corporation since 2013 and is responsible for leading the global product and technology organization. Prior to her appointment at Sabre Corporation, Ms. Kerr served as Executive Vice President, Chief Product and Technology Officer at Fair Isaac Corporation (FICO) from 2009 until 2012. Ms. Kerr previously held senior leadership roles with Hewlett-Packard, Peregrine Systems and NASA’s Jet Propulsion Laboratory. From 2010 to 2013, Ms. Kerr was a member of the board of directors of Mitchell International Inc. and was Chair of the Technology Committee. Ms. Kerr is currently an Independent Director of D+H Corporation, which provides technology solutions and products to the financial services industry. The Company has concluded, based in part on Ms. Kerr’s experience driving business through innovative technology solutions and more than 20 years of diverse management experience that Ms. Kerr should serve as a director.

Dr. Mohanbir Sawhney—Age: 51—has served as a member of our board of directors since November 2005. Dr. Sawhney is a recognized author, scholar and consultant on marketing, innovation and technology. He is the McCormick Foundation Professor of Technology and the Director of the Center for Research in Technology & Innovation at the Kellogg School of Management, Northwestern University, where he has been a member of the faculty since September 1993. Dr. Sawhney advises several large technology companies worldwide and has authored six management books. The Company has concluded, based in part on Dr. Sawhney’s scholarly and business experience that Dr. Sawhney should serve as a director.

Garen K. Staglin—Age: 70—has served as our Chairman since February 2014 and as a member of our board of directors since June 2005. Mr. Staglin has over 40 years of experience in the financial services and technology industries. From 2001 to 2004 he was Chief Executive Officer of eONE Global LP, an emerging payments company, and from 1993 – 1999 he was CEO of Safelite Auto Glass, a provider of glass claim solutions. Mr. Staglin serves as a director on the boards of directors of several public and private companies and non-profit corporations. In the past five years, Mr. Staglin has served on the public company board of directors of Bottomline Technologies,

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Inc. and of Solera Holdings, Inc. and is presently serving on the board of SVB Financial Group.  Additional prior public board experience includes First Data Corporation, CyberCash, Inc., and Quick Response Services.  Private board experience includes Specialized Bicycle, NVoice Payments, Profit Velocity Solutions, and Winecountry.com.  Non-profit board experience includes One Mind, IMHRO, and BringChange2Mind.  The Company has concluded, based in part on Mr. Staglin’s experience in the financial services and technology industries and his past experience as a member of public company boards of directors that Mr. Staglin should serve as a director.

Directors with Terms Expiring in 2016

Rohit Kapoor—Age: 50—co-founded EXL Inc. in April 1999 and has served as our Vice Chairman and CEO since April 2012 and as a director since November 2002. Mr. Kapoor served as our President and CEO from May 2008 to March 2012, as our Chief Financial Officer (“CFO”) from November 2002 until June 2005 and from September 2006 to March 2007, as our Chief Operating Officer from June 2007 until April 2008 and as President and CFO of EXL Inc. since August 2000. Prior to founding EXL Inc., Mr. Kapoor served as a business head of Deutsche Bank from July 1999 to July 2000. From 1991 to 2000, Mr. Kapoor served in various capacities at Bank of America in the United States and Asia, including India. Mr. Kapoor was appointed as a member of the board of directors of CA, Inc. on April 7, 2011. The Company has concluded that in connection with Mr. Kapoor’s experience as a founder and current role as CEO of the Company, he should serve as a director.

Anne E. Minto—Age: 61—has served as a member of our board of directors since March 2013. Ms. Minto is a qualified lawyer and member of the Law Society of Scotland. She is a Fellow of the Chartered Institute of Personnel & Development, the Chartered Institute of Management and the City and Guilds of London Institute. She was Group Director Human Resources and a member of the executive committee at Centrica plc from 2002 until her retirement in 2011. Ms. Minto previously held senior management roles at Shell UK and Smiths Group plc and was Deputy Director-General of the Engineering Employers’ Federation. Based in the UK, Ms. Minto is a non-executive director of Shire plc and a non-executive director of Tate & Lyle plc where she serves as Chairman of the Remuneration Committees of both companies. She is also a non-executive director of the Court of the University of Aberdeen and Vice Chairman of the University of Aberdeen Development Trust. She was awarded an OBE in 2000 for services to the engineering industry in the UK. The Company has concluded, based in part on Ms. Minto’s extensive experience as a member of international company boards and of management in the human resources field, together with her knowledge and experience of the European business and regulatory environment that she should serve as a director.

Directors with Terms Expiring in 2017

David B. Kelso—Age: 62—has served as a member of our board of directors since July 2006. Mr. Kelso is a financial advisor for Kelso Advisory Services, a company he started in 2003. Mr. Kelso served as a senior advisor to Inductis, Inc. from June 2004 through June 2006 at which time the firm was acquired by the Company. From September 2001 through September 2003, Mr. Kelso served as Chairman of the Aetna Life Insurance Co. as well as the Executive Vice President, Strategy and Finance and a member of the Office of the Chairman for Aetna, Inc. From 1996 to 2001, Mr. Kelso was Executive Vice President, Chief Financial Officer and Managing Director of the Chubb Corporation. Mr. Kelso currently serves on the Board of Directors of the Sound Shore Fund where he is the lead independent director and Chair of the Audit, Nominating, and Valuation Committees. From 2005 to 2010, Mr. Kelso was a member of the Board of Directors of Aspen Holdings Limited. From 2007 to 2015, Mr. Kelso served on the Board of Assurant, Inc. and was a member of its Audit Committee and Finance & Investment Committee. Mr. Kelso’s business experience with Inductis, his management and operating experience at major public companies, his expertise in finance, strategy and investments, and his board and committee service at other global companies led to the conclusion that he should serve as a director.

Som Mittal—Age: 63—has served as a member of our board of directors since December 2013.  Mr. Mittal served as President of National Association of Software and Services Companies (“NASSCOM”), a trade body for the IT and business process management industries in India from 2008 through January 2014.  Mr. Mittal has held various corporate leadership roles in the IT industry since 1989, including at companies such as Wipro, Digital India, Compaq and HP. He also has extensive experience in the engineering, manufacturing and automotive industries, having held executive roles with Larsen & Toubro, Escorts and Denso. Mr. Mittal became an

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Independent Director of Axis Bank in October 2011 and Cyient Ld. in April 2014. He is a member of the Board of Governors of the Indian Institute of Corporate Affairs. Mr. Mittal has been a committee member with the Indian Prime Minister’s National e-Governance Program and is part of several committees of the Government of India. Besides being an Advisor to several companies he is also deeply associated with education as he is on the Board of Governors of several of them. The Company has concluded, based in part on Mr. Mittal’s business experience as President of NASSCOM and his knowledge of the outsourcing industry, that Mr. Mittal should serve as a director.

Clyde W. Ostler—Age: 68—has served as a member of our board of directors since December 2007. Mr. Ostler served as a Group Executive Vice President of Wells Fargo and Company, Vice Chairman of Wells Fargo Bank California, and President of Wells Fargo Family Wealth from 2002 until his retirement in 2011. Mr. Ostler served in a number of capacities during his forty year tenure with Wells Fargo, including Vice Chairman in the Office of the President, Chief Financial Officer, Chief Auditor, Head of Retail Branch Banking, Head of Information Technology, Head of Institutional and Personal Investments and Head of Internet Services. Mr. Ostler has also served on a number of for-profit and non-profit boards of directors. Mr. Ostler was appointed to the board of The McClatchy Company in March 2013. The Company has concluded, based in part on Mr. Ostler’s business experience through his positions at Wells Fargo & Company that Mr. Ostler should serve as a director.

There are no family relationships among any of our directors or executive officers.

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CORPORATE GOVERNANCE

Director Independence

Our board of directors has determined that all of the members on our board of directors, other than Mr. Kapoor, meet the independence requirements of the Nasdaq Stock Market and federal securities laws.

Meeting Attendance

Our directors are expected to attend all board of directors meetings and meetings of committees on which they serve. Directors are also expected to spend sufficient time and meet as frequently as necessary to discharge their responsibilities properly. Overall, during 2014, our board of directors met 13 times. Each member of our board of directors attended at least 75% of our board of directors meetings during the period in 2014 in which he or she served on our board of directors. It is our policy that all of our directors should attend our Annual Meetings of Stockholders absent exceptional cause. All of the persons who were members of the board of directors at the time of our 2014 Annual Meeting of Stockholders attended such meeting.

Board Leadership Structure

Our board of directors is currently led by Garen K. Staglin, our Chairman, and Rohit Kapoor, our Vice Chairman and CEO.

Our by-laws provide that our Chairman or, in the absence of our Chairman, our Lead Director (if there is a Lead Director serving at such time), or in the absence of both our Chairman and Lead Director, our CEO, shall call meetings of our board of directors to order and shall act as the chairman thereof. In the absence of our Chairman, our Lead Director (if there is a Lead Director serving at such time), our CEO and a majority of our directors present may elect as chairman of the meeting any director present. Independent directors meet at least quarterly in executive session without any management directors or  members of the Company’s management present. The Lead Director or, in the absence of the Lead Director, a director chosen by the directors meeting in executive session, presides at all executive sessions.

Consolidating the Vice Chairman and CEO positions allows our CEO to contribute his experience and perspective regarding management and leadership of the Company towards the goals of improved corporate governance and greater management accountability. In addition, the presence of our Chairman ensures that the board can retain sufficient delineation of responsibilities, such that our Chairman and our Vice Chairman and CEO may each successfully and effectively perform and discharge their respective duties and, as a corollary, enhance our prospects for success. The Company will thus benefit from the ability to integrate the collective leadership and corporate governance experience of our Chairman and our Vice Chairman and CEO, while retaining the ability to facilitate the functioning of the board of directors independently of our management and to focus on our commitment to corporate governance.

For the foregoing reasons, our board of directors has determined that its leadership structure is appropriate and in the best interests of our stockholders at this time.

Committees

Our board of directors currently has three standing committees: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee.

Audit Committee. Our Audit Committee oversees and assists our board of directors in fulfilling its oversight responsibilities with respect to:

•	our accounting and financial reporting processes, including the integrity of the financial statements and other financial information provided by us to our stockholders, the public, any stock exchange and others;

•	our compliance with legal and regulatory requirements;

•	our independent registered public accounting firm’s qualifications and independence;

•	the audit of our financial statements; and

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•	the performance of our internal audit function and independent registered public accounting firm.

Our Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent registered public accounting firm, and our independent registered public accounting firm reports directly to our Audit Committee. Our Audit Committee also reviews and approves certain related-party transactions as required by the rules of the Nasdaq Stock Market. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). A copy of our Audit Committee charter can be found on our website at www.exlservice.com. Information on our website referred to in this proxy statement does not constitute a part of this proxy statement.

The members of our Audit Committee are appointed by our board of directors. All members of our Audit Committee must also be recommended by our Nominating and Governance Committee. Mr. Kelso, Ms. Kerr, Mr. Ostler and Mr. Sawhney are the current members of our Audit Committee. Mr. Ostler is the chairman of our Audit Committee. Messrs. Kelso and Ostler qualify as audit committee financial experts under the rules of the Securities and Exchange Commission (“SEC”) implementing Section 407 of the Sarbanes-Oxley Act of 2002. Our board of directors has determined that Mr. Kelso, Ms. Kerr, Mr. Ostler and Mr. Sawhney meet the independence and experience requirements of the Nasdaq Stock Market and the federal securities laws for audit committee membership. During 2014, our Audit Committee met seven times. Each member of our Audit Committee attended at least 75% of our Audit Committee’s meetings in 2014 during the period in which he or she served on our Audit Committee.

Nominating and Governance Committee. Our Nominating and Governance Committee identifies individuals qualified to become members of our board of directors (consistent with criteria approved by our board of directors), selects, or recommends that our board of directors select, candidates for election to our board of directors, develops and recommends to our board of directors Corporate Governance Guidelines that are applicable to us and oversees board of director and management evaluations. A copy of our Nominating and Governance Committee charter can be found on our website at www.exlservice.com.

Our Nominating and Governance Committee has a policy, reflected in such committee’s charter, of considering director candidates recommended by our stockholders. Candidate recommendations should be sent to our Nominating and Governance Committee, c/o ExlService Holdings, Inc., 280 Park Avenue, 38th Floor, New York, New York 10017, Attention: Corporate Secretary. Our Nominating and Governance Committee evaluates all candidates in the same manner regardless of the source of the recommendation. Our Nominating and Governance Committee, in making its selection of director candidates, considers the appropriate skills and personal characteristics required in the light of the then-current makeup of our board of directors and in the context of our perceived needs at the time. The Nominating and Governance Committee considers a number of factors in selecting director candidates, including, among others:

•	the ethical standards and integrity in personal and professional dealings of the candidate;

•	the independence of the candidate under legal, regulatory and other applicable standards;

•	the diversity of our existing board of directors, so that we maintain a body of directors from diverse professional and personal backgrounds;

•	whether the skills and experience of the candidate will complement that of our existing board of directors;

•	the number of other public company boards of directors on which the candidate serves or intends to serve, with the expectation that the candidate would not serve on the boards of directors of more than three other public companies;

•	the ability and willingness of the candidate to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her board of directors’ duties;

•	the ability of the candidate to read and understand fundamental financial statements and understand the use of financial ratios and information in evaluating our financial performance;

•	the willingness of the candidate to be accountable for his or her decisions as a director;

•	the ability of the candidate to provide wise and thoughtful counsel on a broad range of issues;

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•	the ability and willingness of the candidate to interact with other directors in a manner that encourages responsible, open, challenging and inspired discussion;

•	whether the candidate has a history of achievements that reflects high standards;

•	the ability and willingness of the candidate to be committed to, and enthusiastic about, his or her performance for us as a director, both in absolute terms and relative to his or her peers;

•	whether the candidate possesses the courage to express views openly, even in the face of opposition;

•	the ability and willingness of the candidate to comply with the duties and responsibilities set forth in our Corporate Governance Guidelines and by-laws;

•	the ability and willingness of the candidate to comply with the duties of care, loyalty and confidentiality applicable to directors of publicly traded companies organized in our jurisdiction of incorporation;

•	the ability and willingness of the candidate to adhere to our Code of Conduct and Ethics, including, but not limited to, the policies on conflicts of interest expressed therein; and

•	such other attributes of the candidate and external factors as our board of directors deems appropriate.

Our Nominating and Governance Committee reviews written and oral information provided by and about candidates and considers any additional criteria it feels is appropriate to ensure that all director nominees possess appropriate skills and experience to serve as a member of our board of directors.

Although our Nominating and Governance Committee does not have a formal policy with regard to diversity of board members, pursuant to our Corporate Governance Guidelines, our board of directors seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. This assessment includes an individual’s independence, as well as consideration of diversity, age, skills and experience in the context of the needs of the board of directors. Our Nominating and Governance Committee reviews and makes recommendations regarding the composition of our board of directors in order to ensure that the board has an appropriate breadth of expertise and its membership consists of persons with sufficiently diverse and independent skill sets and backgrounds.

The members of our Nominating and Governance Committee are appointed by our board of directors. During 2014, our Nominating and Governance Committee met five times. Each appointed member of our Nominating and Governance Committee attended at least 75% of our Nominating and Governance Committee’s meetings in 2014 during the period in which he or she served on our Nominating and Governance Committee. Mr. Kelso, Ms. Minto, Mr. Mittal, Mr. Sawhney and Mr. Staglin are the current members of our Nominating and Governance Committee. Mr. Kelso is the chairman of our Nominating and Governance Committee. Our board of directors has determined that Mr. Kelso, Ms. Minto, Mr. Mittal, Mr. Sawhney and Mr. Staglin meet the independence requirements of the Nasdaq Stock Market and federal securities laws.

Compensation Committee. Our Compensation Committee reviews and recommends policies relating to compensation and benefits of our directors, officers and employees and is responsible for approving the compensation of our CEO and other executive officers. Our Compensation Committee also reviews, evaluates and makes recommendations to our board of directors with respect to our incentive compensation plans and equity-based plans and administers the issuance of awards under our equity incentive plans. Our Compensation Committee charter permits the committee to form and delegate authority to subcommittees when appropriate, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the Nasdaq Stock Market. Any such subcommittee must have a published committee charter. Our Compensation Committee charter also permits the committee to retain advisors, consultants or other professionals to assist the Compensation Committee to evaluate director, CEO or other senior executive compensation and to carry out its duties. For 2014, our Compensation Committee retained the services of Frederick W. Cook & Co., Inc. (“Cook & Co.), a qualified and independent compensation consultant, to aid the Compensation Committee in performing its review of executive compensation. Additional information regarding our Compensation Committee’s processes and procedures for considering executive compensation are addressed in the Compensation Discussion and Analysis below. A copy of our Compensation Committee charter can be found on our website at www.exlservice.com.

The members of our Compensation Committee are appointed by our board of directors. All members of our Compensation Committee appointed after the formation of our Nominating and Governance Committee in

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September 2006 in connection with our initial public offering must also be recommended by our Nominating and Governance Committee. Ms. Kerr, Ms. Minto, Mr. Mittal, Mr. Ostler and Mr. Staglin are the current members of our Compensation Committee. Mr. Staglin served as the chairman of our Compensation Committee through December 31, 2014 and Ms. Minto presently serves as its chairman. Our board of directors has determined that Ms. Kerr, Ms. Minto, Mr. Mittal, Mr. Ostler and Mr. Staglin meet the independence requirements of the Nasdaq Stock Market and federal securities laws. During 2014, our Compensation Committee met seven times. Each member of our Compensation Committee attended at least 75% of our Compensation Committee’s meetings in 2014 during the period in which he or she served on our Compensation Committee.

Risk Oversight

Our board of directors provides risk oversight. Our management assists the board in identifying strategic and operating risks that could affect the achievement of our business goals and objectives, assessing the likelihood and potential impact of these risks and proposing courses of action to mitigate and/or respond to these risks. These risks are reviewed and discussed periodically with the full board of directors as part of the business and operating review.

Our management is responsible for management of our day-to-day risks, and, because we are exposed to financial risks in multiple areas of our business, day-to-day risk management activities and processes are performed by multiple members of our senior and other management. Our board of directors primarily relies on the Audit Committee for oversight of our risk management. The Audit Committee regularly reviews and discusses with management our major financial risk exposures and the steps management has taken to monitor, control and manage such exposures, including our risk assessment and risk management guidelines and policies. In addition, our management maintains, as part of our disclosure controls and procedures, a separate disclosure committee that, as part of its review of our quarterly and annual reports, helps facilitate understanding by the Audit Committee and our full board of directors of new or changing risks affecting us.

Compensation Committee Interlocks and Insider Participation

Ms. Kerr, Ms. Minto, Mr. Mittal, Mr. Ostler and Mr. Staglin are the members of our Compensation Committee.

During 2014, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our board of directors or Compensation Committee.

Code of Conduct and Ethics; Corporate Governance Guidelines

In accordance with SEC rules, our board of directors has adopted a Code of Conduct and Ethics that is applicable to our directors, officers and employees and which outlines the high ethical standards that we support and details how our directors, officers and employees should conduct themselves when dealing with fellow employees, clients, suppliers, competitors and the general public. A copy of our Code of Conduct and Ethics can be found on our website at www.exlservice.com.

Our board of directors has also adopted a set of Corporate Governance Guidelines to assist our board of directors in the exercise of its responsibilities. The Corporate Governance Guidelines reflect the commitment of our board of directors to monitor the effectiveness of policy and decision-making, both at the board and senior management levels, and to enhance stockholder value over the long term. A copy of our Corporate Governance Guidelines can be found on our website at www.exlservice.com.

Communications with the Board

Stockholders interested in contacting our board of directors, our Chairman or any individual director are invited to do so by writing to:

Board of Directors of ExlService Holdings, Inc.

c/o Corporate Secretary

ExlService Holdings, Inc.

280 Park Avenue, 38th Floor

New York, New York 10017

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All other stockholder communications addressed to our board of directors will be referred to our Chairman and tracked by our Corporate Secretary. Stockholder communications specifically addressed to a particular director will be referred to that director.

Complaints and concerns relating to our accounting, internal accounting controls or auditing matters should be communicated to our Audit Committee, which consists solely of non-employee directors. Any such communication may be anonymous and may be reported to our Audit Committee through our General Counsel by writing to:

Audit Committee

ExlService Holdings, Inc.

280 Park Avenue, 38th Floor

New York, New York 10017

Attn: General Counsel

All such concerns will be reviewed under Audit Committee direction and oversight by our General Counsel, our Head of Internal Audit or such other persons as our Audit Committee determines to be appropriate. Confidentiality will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review. Prompt and appropriate corrective action will be taken when and as warranted in the judgment of our Audit Committee. We prepare periodic summary reports of all such communications for our Audit Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers and directors are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of such forms we have received, we believe that all of our officers and directors complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2014.

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OUR EXECUTIVE OFFICERS

The table below sets forth information regarding our executive officers.

Name	Age	Position
Rohit Kapoor	50	Vice Chairman and CEO
Pavan Bagai	53	President and Chief Operating Officer of the Company
Henry Schweppe	52	President, Global Business and Marketing
Vikas Bhalla	43	Executive Vice President and Head of Insurance
Vishal Chhibbar	47	Executive Vice President and CFO
Rembert de Villa	58	Executive Vice President, Head of Healthcare
Nalin Miglani	54	Executive Vice President and Chief Human Resource Officer
Nancy Saltzman	49	Executive Vice President, General Counsel and Corporate Secretary of the Company

Biographical information for Rohit Kapoor can be found in “Our Board of Directors” above.

Pavan Bagai—Age: 53—has served as our President and Chief Operating Officer since April 2012, as our Chief Operating Officer from May 2008 to March 2012 and as Vice President, Head of Outsourcing Services of EXL India from June 2006 until April 2008. He previously served as Vice President, Research and Analytics of EXL India from December 2004 to May 2006, as Vice President, Operations of EXL India from November 2003 to November 2004 and as Vice President, Strategic Businesses of EXL India from July 2002 to November 2003. Prior to joining us, Mr. Bagai served in various capacities in several business areas across markets in Europe and Asia, including India, at Bank of America beginning in 1985.

Henry Schweppe —Age: 52—has served as out President, Global Business and Marketing, since October 2014. He has responsibility for sales and account management across all business lines and geographies and EXL’s Marketing function as well as strategic leadership over a number of EXL’s businesses, including: Travel, Transportation & Logistics; Finance and Accounting; and Business Transformation.  Mr. Schweppe’s more than 25 years of business experience span multiple industries, including financial services, retail, consumer products and healthcare. Prior to joining EXL, Mr. Schweppe spent 12 years at IBM, where he held various executive leaderships roles in IBM’s North American Global Process Services organization, including, General Manager Finance and Accounting, General Manager Customer Care and Industry Verticals, and VP Sales-North America.   Prior to IBM, Mr. Schweppe was a partner at PricewaterhouseCoopers.

Vikas Bhalla—Age: 43—has served as our Executive Vice President and Head of Insurance since January 2014, and as our Head of Outsourcing since November 2009. He previously served as Vice President, Operations of EXL India from June 2006 to October 2009 and as Vice President, Migrations, Quality and Process Excellence of EXL India from April 2002 to June 2006 and as Director, Quality Initiatives of EXL India from May 2001 to March 2002. From May 1998 to May 2001, Mr. Bhalla served in various capacities at General Electric, including as the Quality Leader and E-Business Leader for GE Plastics India.

Vishal Chhibbar—Age: 47—has served as our Executive Vice President and CFO since April 2012 and as our CFO since June 2009. He has over 25 years of professional experience in finance. Prior to joining us, Mr. Chhibbar was with GE Capital in various leadership roles. Since 2005, Mr. Chhibbar has served as the Regional Head, Group Financial Planning for Strategy and Treasury for GE Capital, Australia and New Zealand. In 2004 and 2005, Mr. Chhibbar was Chief Financial Officer for GE Capital, South Korea. From 1998 to 2004, Mr. Chhibbar was the Chief Financial Officer for GE Capital, Indonesia and Malaysia. Mr. Chhibbar is a Chartered Accountant and an Associate Member of CPA, Australia.

Rembert de Villa—Age: 58—has served as our Executive Vice President, Head of Healthcare since January 2014 and also as our Chief Strategy Officer from April 2012 to January 2014. He previously served as our Global Head of Client Management and Chief Strategy Officer from September 2010 to April 2012 and as our Managing Principal and Head of Transformation Services from April 2008 to August 2010. Prior to joining us, Mr. de Villa served as Global Practice Leader, Strategic Services at MasterCard Advisors from December 2005 through April 2008 and as Vice President and Financial Services Practice Leader for North America at Capgemini Ernst & Young from March 2003 to December 2005. Prior to his time at Capgemini Ernst & Young, Mr. de Villa was a Partner at A.T. Kearney’s Global Financial Institutions Group.

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Nalin K. Miglani—Age: 54—has served as our Executive Vice President, Chief Human Resource Officer since December 2014. Mr. Miglani is responsible for the global human resources function at EXL. Prior to joining EXL, he was the Chief HR and Corporate Development Officer for Nutreco, based in Amsterdam, Netherlands, from March 2013 to November 2014. Mr. Miglani also served as the Chief HR and Communications Officer for Tata Global Beverages Company, London, UK, from June 2008 to February 2013. In addition, Mr. Miglani held various global and regional HR leadership roles around the world during his career at The Coca-Cola Company and British American Tobacco.

Nancy Saltzman—Age: 49—has served as our Executive Vice President and General Counsel since April 2014. Ms. Saltzman also serves as Corporate Secretary of the Company. Prior to joining us, Ms. Saltzman was a Senior Vice President, the General Counsel and Corporate Secretary for Westcon Group, Inc. from January 2005 to April 2014. Prior to joining Westcon Group, Inc., Ms. Saltzman was a Senior Associate with the law firm of Dewey Ballantine LLP from October 1998 to April 2000, the Associate General Counsel and Vice President Investor Relations at Chartwell Re Corporation from October 1995 to October 1998 and prior to that an Associate with the law firm of Dewey Ballantine LLP from September 1992 to October 1995.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary –Business Highlights and Key Compensation Decisions

Our named executive officers in 2014 were: Rohit Kapoor, our Vice Chairman and CEO; Vishal Chhibbar, our Executive Vice President and CFO; Pavan Bagai, our President and Chief Operating Officer; Rembert de Villa, our Executive Vice President and Head of Healthcare; Nancy Saltzman our Executive Vice President, General Counsel and Corporate Secretary, and William A. Bloom, our former President, Global Client Services. Mr. Bloom resigned his employment effective July 18, 2014 to pursue interests unrelated to the Company’s business and our discussion of our compensation programs is focused on our named executive officers who were serving at the end of our 2014 fiscal year.

The Company had a successful 2014 from the perspective of achieving various financial performance goals that drive the creation of stockholder value, but also with respect to making strategic acquisitions, attaining industry recognition for our outstanding client-service, reorganizing our internal business units, winning new clients and expanding our operations.  In addition, we implemented our redesigned compensation program during 2014 that is more aligned with market compensation practices and more easily-understood by our executives.  Under this new program, we offer our executives the opportunity to earn annual cash bonuses based on achievement of revenue and Adjusted EPS targets (as described below).  We also granted our executives a mix of time-vested restricted stock units that vest over four years and performance-vested restricted stock units, half of which vest based on revenue achievement over three years and half of which vest based on relative total stockholder return over three years.

As a result of our performance, our Compensation Committee granted modest increases in base salary or fixed compensation payable to certain of our named executive officers and funded our bonus pool based on an achievement of approximately 101.5% for the revenue component and 96.6% for the Adjusted EPS component.  Moreover, our performance resulted in our executives banking one-third of their revenue-linked performance-vested restricted stock units. We have determined to remove this banking feature described under “Compensation and Discussion Analysis – Long-Term Equity Incentives” on page 28 from revenue-based performance restricted stock units granted in fiscal year 2016.

Finally, during 2014 we implemented a stock ownership policy, a clawback policy, a prohibition on hedging transactions and restrictions on pledging transactions, all of which are consistent with evolving public-company executive compensation practices.

Overview

We believe that the long-term success of companies that provide outsourcing, transformation and analytics services globally is linked to their ability to recruit, train, motivate and retain employees at every level. There is significant competitive pressure in our industry for qualified managers with a track record of achievement. It is critical that we recruit, train, motivate and retain highly talented individuals at all levels of the organization who are committed to our core values of accountability, innovation, excellence, urgency, integrity and mutual respect. We believe that our executive compensation programs are integral to achieving this end.

Our Compensation Committee bases its executive compensation programs on the following objectives, which guide us in establishing all of our compensation programs:

•	Compensation should be based on the level of job responsibility, individual performance and our performance. As employees progress to higher levels in the organization, they are able to more directly affect our results and strategic initiatives, and therefore an increasing proportion of their pay should be linked to our performance and tied to creation of stockholder value. Our programs should deliver top-tier compensation in return for top-tier individual and company performance; conversely, where individual performance and/or our performance falls short of expectations, the programs should deliver lower-tier compensation. In addition, the objectives of pay-for-performance and retention must be balanced. Even in periods of temporary downturns in our performance,

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the programs should continue to ensure that successful, high-achieving employees remain motivated and committed.

•	Compensation should balance long-term focus that is linked to stockholder value as well as short-term financial objectives. Consistent with this philosophy, equity-based compensation should be higher for persons with higher levels of responsibility and greater influence on long-term results, thereby making a significant portion of their total compensation dependent on long-term stock appreciation. In addition, compensation should focus management on achieving short-term performance goals in a manner that supports and ensures long-term success and profitability.

•	Compensation should reflect the value of the job in the marketplace. We compete for talent globally. In order to attract and retain a highly skilled workforce, we must remain competitive with the pay of other employers who compete with us for talent in the relevant markets.

•	Compensation programs should be easy to understand. We believe that all aspects of executive compensation should be clearly, comprehensibly and promptly disclosed to employees in order to effectively motivate them. Employees need to easily understand how their efforts can affect their pay, both directly through individual performance accomplishments, and indirectly through contributing to our achievement of strategic, financial and operational goals. We also believe that compensation for our employees should be administered uniformly across the company and should be administered with clear-cut objectives and performance metrics.

Key Corporate Governance Features

Our compensation programs, practices and policies are reviewed and re-evaluated periodically and are subject to change from time to time. Our executive compensation philosophy is focused on pay for performance and is designed to reflect appropriate governance practices aligned with the needs of our business. Listed below are some of the Company’s more significant practices and policies that were in effect during fiscal 2014, which were adopted to drive performance and to align our executives’ interests with those of our stockholders.

•	Pay for performance. We link a significant portion of each named executive officer’s total compensation to the achievement of specific performance goals, as described below. Such variable compensation is “at-risk” and not guaranteed, and rewards performance and contributions to both short-term and long-term financial performance of the Company.

•	Appropriate choice and use of peer groups. We have thoughtfully selected a peer group of companies with similar market capitalization or scope of operations to us, to help us review current market practices and design a competitive compensation program. We set total compensation of our executive officers at levels the Compensation Committee believes are appropriate relative to the total compensation paid to similarly situated executive officers of our peer companies, giving consideration to market and other factors as well.

•	Equity compensation best practices. Our equity plans prohibit option repricing without stockholder approval. We do not have excessive overhang or dilution from equity grants. Our equity incentives are designed to encourage our executives to maintain a long-term view of stockholder value creation and to encourage retention.

•	Limited perquisites and personal benefits. We provide our named executive officers with only limited perquisites and personal benefits in addition to the regular benefits offered to all employees, and we believe that each perquisite and personal benefit we offer serves an important business purpose. We consider the perquisites and personal benefits that we offer to our executives stationed in India to be customary benefits which allow us to remain competitive for top talent.

•	Independent decision-making. Compensation decisions for our named executive officers are approved by an independent Compensation Committee. Our Compensation Committee is advised by an independent consultant who reports directly to the Compensation Committee and provides no services to the Company or management.

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•	Risk mitigation. We believe the mix and design of our compensation programs serve to mitigate operational, financial, legal, regulatory, strategic and reputational risks.

•	No excise tax gross-ups. We do not provide “gross-ups” for any excise taxes imposed with respect to Section 280G (change-in-control payments) or Section 409A (nonqualified deferred compensation) of the U.S. Internal Revenue Code of 1986, as amended (which we refer to as the “Code”).

•	Clawback Policy. We implemented a compensation recovery policy in 2014 that allows the Company to recover compensation (including both cash and/or equity awards) previously paid to one or more officers in the event of a financial restatement caused by noncompliance with reporting requirements that impacts the applicable performance metric if, in the opinion of our Board or Compensation Committee, the identified executive’s misconduct was a material factor causing the restatement.

•	Stock Ownership Policy. We also adopted a stock ownership policy in 2014 that requires our Chief Executive Officer to maintain stock ownership equal to at least six times his base salary and that requires the other members of our executive committee to maintain stock ownership of at least two times their respective base salaries. We adopted this policy December of 2014 and our covered executives have five years from its adoption date (or, if later, their hire date) to attain the required stock ownership levels. We adopted a similar stock ownership policy for our non-employee directors that requires directors to maintain stock ownership of at least five times their respective annual retainers.

•	Anti-Hedging and Pledging Restrictions. We implemented a policy that, effective January 1, 2015, prohibits our officers and directors subject to the requirements of Section 16 of the Exchange Act, which includes our executive officers, from engaging in any hedging transactions with respect to Company stock they directly or indirectly own. In addition, under this policy, Reporting Persons are only permitted to pledge shares of our stock that exceed those required to be owned under our Stock Ownership Policy described above.

2014 Business Highlights

We improved our annual revenues from $478.8 million in fiscal year 2013 to $499.3 million in fiscal year 2014 (which includes the effect of one-time disentanglement costs of $26.3 million).  Our revenue growth in fiscal year 2014 was led by our Analytics & Business Transformation segment and specifically Analytics, which grew 44.1% year over year. Our particularly noteworthy achievements and areas of growth include the following:

Acquisitions, Finance and Equity Transactions

•	Acquired Overland Solutions, Inc. (“Overland”) for $53.0 million in cash. Overland, based in Overland Park, KS, is a leading provider of underwriting support services including premium audit, commercial and residential underwriting surveys and outsourced loss control services for the P&C industry.

•	Acquired Blue Slate Solutions, LLC (“Blue Slate”) on July 1, 2014 which specializes in transforming operations through business process optimization, data integration and analytics by leveraging innovative techniques and technologies.

•	Entered into a $50.0 million five-year revolving credit facility and, in the first quarter of 2015, exercised an option to increase the commitments under the credit agreement to $100.0 million.

•	Authorized a three-year, $20.0 million annual common stock repurchase program, effective immediately. Shares may be purchased through December 31, 2017 by the Company on the open market and through private transactions.

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Awards and Industry Recognition

•	Received an Innovation Award from international consultancy Alsbridge, Inc., for the Company’s use of analytics and automation to improve receivables management processes for the leading UK energy supplier.

•	Positioned in the “Leaders” quadrant of the “Magic Quadrant for Finance and Accounting BPO,” published by Gartner on May 28, 2014.

•	Named a leader in the transportation management segment of the 2014 “HfS Blueprint Report: Supply Chain Management BPO,” published by HfS Research.

•	Certified in Everest’s marketing framework for best practices in safeguarding sensitive and confidential client information by adopting the new BPS (Business Process Services) Code of Conduct.

•	Awarded as an “Industry Leader” for security in the business process management (“BPM”) sector for major, industry-first initiatives in information security by NASSCOM and the Data Security Council of India.

Clients and Operations

•	We changed our reporting segments nomenclature in 2014 to Operations Management (previously called Outsourcing Services) and Analytics and Business Transformation (previously called Transformation Services) in order to more accurately reflect the changing nature of our engagements with our clients.

•	In 2014 we won 26 new clients of which 10 were Fortune 500 companies in addition to the 10 from 2013 and up from 8 in 2012.

•	We opened four new delivery centers including the establishment of a new Analytics Center of Excellence in Mumbai, India focused on providing decision analytics services to the banking and financial services vertical. Other centers were opened in Alabang, Philippines, adding 570 workstations of additional delivery capacity, in Dallas, Texas to serve our F&A clients, and in Cebu, Philippines adding over 300 workstations of additional delivery capacity.

•	Launched an integrated Accounts Receivables Management solution, which combines benchmarking and best practices with state-of-the-art technology and powerful analytics.

In addition, following the end of fiscal year 2014, we signed an agreement to acquire analytics firm RPM Direct, LLC (“RPM”) for consideration of $47.0 million in cash plus contingent cash consideration of up to $23.0 million and approximately $4.0 million of restricted stock. The acquisition closed in the first quarter of 2015. RPM specializes in analyzing large consumer data sets to segment populations, predict response rates, forecast customer lifetime value, design and execute targeted, multi-channel marketing campaigns. RPM has focused on the insurance industry, including property & casualty, life and health, since its inception in 2001.

Summary of Key Compensation Decisions in 2014

The following highlights the Compensation Committee’s key compensation decisions in 2014 and with respect to performance for 2014.

•	Say-on-Pay Approval. At our 2014 Annual Meeting of Stockholders, approximately 98% of our stockholders approved (on a non-binding basis and excluding broker non-votes) the compensation of our named executive officers, as disclosed in our annual proxy statement for fiscal year 2013 pursuant to the compensation disclosure rules of the SEC. In our Compensation Committee’s review and evaluation of our compensation program for 2014, our Compensation Committee viewed the strong support from our stockholders as indicative that our

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compensation program for our named executive officers was designed and implemented to the satisfaction of the interests of our stockholders.

•	Implementation of Redesigned Performance Criteria. The Compensation Committee implemented the redesigned performance criteria of our annual incentive bonus program. The Company-wide performance measures for 2014 were (1) earnings per share, adjusted to remove the after-tax impact of stock-based compensation and the amortization of intangible assets (which we refer to as “Adjusted EPS”) and (2) total revenues. With respect to the performance criteria for our separate business lines, we redesigned the performance goals to focus on the business line’s total revenues, new client revenues and gross margin achievement. We believe this mix of performance goals streamlines the performance criteria of our annual incentive bonus program and focuses our senior executives’ efforts on performance measures that demonstrate our profitability to stockholders. We also utilized an all-cash annual incentive bonus program during 2014, as opposed to a mix of cash and equity. Our Compensation Committee believes that an all-cash program is more aligned with market compensation practices and is more easily understood by program participants.

•	Performance Targets. For 2014, the Compensation Committee established performance targets which were intended to encourage stretch performance. We came close to achieving our Adjusted EPS target (96.6%) and exceeded our total revenue performance target (101.5%), as each was adjusted and determined by the Compensation Committee to reflect the effect of certain acquisitions.

•	Base Salaries. In April 2014, we implemented modest increases to Messrs. Chhibbar’s, Bagai’s and de Villa’s base salaries averaging approximately 4.6%.

•	Bonuses and Equity Incentives. In 2014, we largely achieved our annual incentive bonus targets, and we achieved 101.6% performance under our revenue-based restricted stock units such that our executives banked one-third of their target awards, which is the maximum amount that may be banked in either the first or second year of our three-year program.

Our Compensation Committee’s Processes

Our Compensation Committee has established a number of processes to assist it in ensuring that our executive compensation programs are achieving their objectives. Among those are the following:

•	Assessment of Company Performance. Our Compensation Committee uses financial performance measures to determine a significant portion of the payouts under our annual incentive bonus program. The financial performance measures with respect to our named executive officers’ incentive bonuses are largely based on the achievement of Company-wide goals. In addition, the incentive bonuses payable to our senior executives who have responsibility for business lines are tied to such business lines’ financial or other performance. These Company-wide and business-line performance measures are established by our Compensation Committee annually at the beginning of the year. At the end of the year, our Compensation Committee reviews and certifies our performance achievement for that year, and considers the appropriateness of adjustments to the performance criteria and calculations of performance achievement.

We generally pay bonuses at target when we achieve the established financial measures that are set forth in our annual operating plan. These measures reflect targets that are intended to encourage stretch performance. The remainder of an individual’s payout under our incentive bonus program is determined by individual performance.

•	Assessment of Individual Performance. Individual performance has a strong impact on the compensation of certain employees, including our executive officers. The evaluation of an individual’s performance determines a portion of the payouts for Mr. Chhibbar and Ms. Saltzman made under our incentive bonus program and also influences any changes in base salary.

For Mr. Chhibbar and Ms. Saltzman, our Compensation Committee receives a performance assessment and compensation recommendation from our CEO. The performance assessments are based on

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each of our named executive officer’s respective self-evaluations and subsequent performance appraisals conducted by our CEO. Our Compensation Committee reviews the performance assessments of these executive officers with our CEO, and evaluates the achievement of established objectives by each executive officer and his or her business line (if applicable), as well as the executive officer’s contribution to our performance, leadership accomplishments and overall competence. In determining the numerical performance rating that translates into specific payouts under our incentive bonus program and also influences any changes in base salary, our Compensation Committee may exercise its judgment based on our board of directors’ interactions with such executive officers.

•	Review of Peer Company Market Data. At the time compensation decisions were made for our U.S.-based and other senior executive officers in 2014, our Compensation Committee reviewed publicly available compensation data for companies that are engaged in business and technology services like us. The Compensation Committee took into account whether the companies had market capitalizations or annual revenues similar to ours, as well as the relevance of their geographic areas. The companies that composed our peer group for 2014 were as follows:

Peer Group Companies
Altisource Portfolio Solutions S.A.	IGATE Corporation
Ciber, Inc.	Sapient Corporation
Computer Task Group, Incorporated	Solera Holdings, Inc.
Convergys Corporation	Sykes Enterprises, Incorporated
CSG Systems International, Inc.	Syntel Inc.
EPAM Systems, Inc.	TeleTech Holdings, Inc.
Genpact Limited	Virtusa Corporation
HMS Holdings Corp.	WNS (Holdings) Limited

The compensation data for our peer group is compiled directly by Cook & Co., the independent consultant to the Compensation Committee. The peer group compensation data was supplemented by global general industry and technology industry survey data. The data from the surveys was scaled to our size by Cook & Co. based on revenues or corresponding revenue ranges as provided by the surveys. While the Compensation Committee reviewed and considered the data provided by these surveys, it did not consider or review the compensation paid to executives at the component companies included within such surveys and did not use this information or any other data as a benchmark to set executive compensation for fiscal year 2014.

Our Compensation Committee uses the compensation data to obtain a general understanding of current market practices, so it can design our executive compensation program to be competitive. Market data is not used exclusively, but rather as a point of reference to draw comparisons and distinctions. The Compensation Committee also takes into account an executive officer’s job responsibilities, performance, qualifications and skills in determining individual compensation levels.

•	Total Compensation Review. Our Compensation Committee determines the categories and presentation of compensation information required to evaluate each executive’s base pay, incentive bonus and equity incentives when changes in compensation are considered by our Compensation Committee and requests Cook & Co. compile such information. Compensation decisions are designed to promote our fundamental business objectives and strategy. Our Compensation Committee periodically reviews related matters such as succession planning and management, changes in the scope of managerial responsibilities, evaluation of management performance and consideration of the business environment, and considers such matters in making compensation decisions.

•	Role of the Compensation Committee’s Independent Compensation Consultant. Effective as of mid-2013 and continuing for 2014, the Compensation Committee retained the services of Cook & Co., a qualified and independent compensation consultant, to aid the Compensation Committee in performing its duties. The

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Compensation Committee’s compensation consultant assists in collecting and evaluating external market data regarding executive compensation and performance, selecting peer group companies, reviewing the proxy statement, and advising the Compensation Committee on developing trends and best practices in executive compensation, director compensation, and equity and incentive plan design. Other than performing these consulting services, Cook & Co. does not provide other services to us or our executive officers. We have affirmatively determined that no conflict of interest has arisen in connection with the work of Cook & Co. as compensation consultant for the Compensation Committee.

Components of Executive Compensation for 2014

For 2014, the compensation of executive officers consisted of the following five primary components:

Compensation Component	Description	Objectives
Base Salary	• Fixed compensation that is reviewed annually and is based on performance, experience, responsibilities, skill set and market value.	• Provide a base level of compensation that corresponds to the job function performed. • Attract, retain, reward and motivate qualified and experienced executives.

Annual Incentives	• “At-risk” compensation earned based on performance measured against pre-established annual goals. • Goals are tailored to each executive’s position.	• Incentivize executives to achieve annual goals that ultimately contribute to long-term company growth and stockholder return.

Long-Term Incentives

•      “At-risk” compensation in the form of restricted stock unit awards whose value fluctuates according to stockholder value.

•      50% of the award vests based on continued service.

•      50% vests based on achievement of revenue and total stockholder return goals.

• Align executive interests with those of stockholders. • Reward continuous service with the company. • Incentivize executives to achieve goals that drive company performance over the long-term.

Other Benefits	• Broad-based benefits provided to company employees (e.g., health and group insurance), a retirement savings plan and other personal benefits where appropriate.	• Provide a total compensation package that is competitive with the marketplace and addresses unique needs, especially for overseas executives.

Severance and Change in Control Protections	• Protect executives during potentially tumultuous corporate transaction. • Provide reduced post-employment compensation upon other involuntary terminations.

•      Allow executives to focus on generating stockholder value during a change in control transaction.

•      Provide market-competitive post-employment compensation recognizing executives likely require more time to find subsequent employment.

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Compensation Mix

Consistent with our compensation philosophy, our compensation program balances base salary, short-term incentive and long-term incentive opportunities provided to our executive officers. The following charts illustrate the mix of target compensation components for the Chief Executive Officer and the other named executive officers during the 2014 fiscal year. We have excluded the restricted stock units attributable to the 2013 fiscal year annual incentive program as those units do not relate to our fiscal year 2014 compensation program, and the annual bonus plan has been restructured to an all-cash plan for fiscal year 2014 and going forward.

As illustrated by the charts below, the majority of compensation that may be earned by our named executive officers is tied to the achievement of financial performance metrics (annual performance bonuses and PRSUs) or fluctuates with the underlying value of our common stock (RSUs).

Vice Chairman & CEO Compensation Mix	NEO’s Compensation Mix (Excluding VC & CEO)

 Detailed Review of Compensation Components

Base Salary

As discussed above, we provide our executive officers fixed compensation commensurate with their performance, experience, responsibilities, skill set and market value. This attracts and retains an appropriate caliber of talent for the position and provides a base wage that is not subject to our performance risk. In setting base salaries for 2014, our Compensation Committee considered:

Individual Performance	The degree to which the executive met and exceeded expectations.

Market Data	Geographical and market data to test reasonableness of compensation.

Overall Compensation Mix	Senior employees should have a greater portion of their compensation tied to increasing stockholder value.

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Upon completing its review and as shown in the table below, the Compensation Committee determined that it was appropriate to keep Mr. Kapoor’s base salary the same in recognition of his many individual accomplishments and the Company’s performance. In addition, the Compensation Committee determined to increase the base salaries of Messrs. Chhibbar, Bagai and de Villa due to their individual contributions and the Company’s performance. The fixed compensation paid to Messrs. Chhibbar and Bagai is paid in Indian Rupees and the decrease shown below reflects exchange rate fluctuations. We have included the percentage increase with respect to their fixed compensation in their home currency (INR). Further, these amounts cover not only base salary for Messrs. Chhibbar and Bagai, but also amounts available as a travel allowance, an automobile allowance, a housing allowance, a medical allowance and a cash supplementary allowance, consistent with compensation practices in India.

Name	2013 Base Salary / Annual Fixed Compensation	2014 Base Salary / Annual Fixed Compensation (Effective April 2014)	% Increase / Decrease

Rohit Kapoor	$565,000	$565,000	0.0%

Vishal Chhibbar	$328,886	$298,387	-9.3% (5.7% INR)

Pavan Bagai	$352,377	$322,581	-8.5% (6.7% INR)

Rembert de Villa	$385,000	$390,000	1.3%

Nancy Saltzman	N/A	$325,000	N/A

William A. Bloom	$530,000	$530,000	0.0%

 Incentive Bonus

We have established an annual incentive bonus program in order to align our executive officers’ goals with our performance targets for the current year and to encourage meaningful contributions to our future financial performance. Our Compensation Committee approved the framework of our incentive bonus program in early 2014 for bonuses payable in respect of 2014 performance. Under the program, bonus target amounts, expressed as a percentage of base salary or annual fixed compensation, are established for participants at the beginning of each year unless their employment agreements contain different terms. Funding of potential bonus payouts for the year are determined by our financial results for the year relative to predetermined performance measures, and may be increased or decreased depending upon the executive’s individual performance against his or her performance goals. If our performance falls short of target, as was true for 2014 performance, our aggregate funding of the annual cash bonus incentive pool declines. If we do not achieve a minimum threshold for the established financial performance objectives, then the bonus pool is not funded for that particular objective. At the end of the performance period, our Compensation Committee has discretion to adjust an award payout from the amount yielded by the formula.

Our Compensation Committee considered the following when establishing the awards for 2014:

•	Bonus Targets. Bonus targets were established based on job responsibilities and comparable market data. Our objective was to set bonus targets such that total annual cash compensation was within the broad middle range of market data and a substantial portion of that compensation was linked to our performance. Consistent with our executive compensation policy, individuals with greater job responsibilities had a greater proportion of their total compensation tied to our performance. During 2014, our Compensation Committee established the following bonus targets (expressed as a percentage of base salary or annual fixed compensation) as well as maximum bonus targets for each named executive officer. In setting these targets, the Compensation Committee increased Mr. Kapoor’s target from 85% of his base salary in 2013 to 100% of his base salary in 2014 to increase the percentage of his compensation that was directly tied to Company performance.

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Name	Bonus Target	Bonus Maximum
Rohit Kapoor	100% of base salary	200% of base salary
Vishal Chhibbar	50% of annual fixed compensation	100% of annual fixed compensation
Pavan Bagai	75% of annual fixed compensation	150% of annual fixed compensation
Rembert de Villa	75% of base salary	150% of base salary
Nancy Saltzman	50% of base salary	100% of base salary
William A. Bloom	75% of base salary	150% of base salary

•	Annual Bonuses Exclusively Denominated in Cash. As part of our effort to streamline our compensation program and make it more easily understandable, the Compensation Committee decided to denominate annual bonus opportunities in cash as opposed to a mix of cash and equity. The Committee believes cash bonuses also more clearly align with market compensation practices and make the Company’s overall compensation program more competitive. The long-term retention and performance features associated with equity grants continue to be an important part of the Company’s compensation mix, as described below.

•	Performance Measures. Our executives were eligible to earn annual bonuses based on their achievement of company-wide performance metrics and, in some cases, individual performance and business line or other company performance metrics, as described in the tables below.

Name	Company-Wide Performance(1)	Individual Performance	Business Line or Other Company Performance
Rohit Kapoor	100%(2)	—	—
Vishal Chhibbar(5)	60%	20%	20%(3)
Pavan Bagai	100%(2)	—	—
Rembert de Villa	40%(4)	—	60%(4)
Nancy Saltzman	60%	20%	20%(3)
William Bloom	100%(2)	—	—

(1)	Based 50% on the Company’s Adjusted EPS goal and 50% on the Company’s revenues goal, for all employees whose incentive bonus is linked to Company-wide financial performance, including our named executive officers.

(2)	The individual performance component for Mr. Kapoor, Mr. Bagai and Mr. Bloom was eliminated and merged with the Company-wide performance component for 2014, as communicated in the proxy statement filed in connection with our 2014 Annual Meeting of Stockholders.

(3)	For Mr. Chhibbar and Ms. Saltzman, 20% of each of their 2014 target cash bonus was dependent on performance against budgeted goals for G&A expenses of their respective departments.

(4)	The weightage of financial performance of the healthcare business line for Mr. de Villa was increased from 30% in 2013 to 60% for 2014, specifically with respect to revenue (24%), new client revenue (12%) and contribution margin percentages (24%). The weightage for his individual performance has been eliminated for 2014. The weightage for the Company-wide performance component has been increased from 30% in 2013 to 40% for 2014.

(5)	For Mr. Chhibbar, the individual performance weightage was reduced from 40% to 20% and his Company-wide performance weightage increased from 40% to 60% as communicated in the proxy statement filed in connection with our 2014 Annual Meeting of Stockholders.

The Compensation Committee believes Messrs. Kapoor’s and Bagai’s annual bonus should be entirely based on the Company’s Adjusted EPS and revenues goals due to the nature of their positions as Vice Chairman and CEO and President and Chief Operating Officer, respectively. The Committee believed it was important to set the individual and/or business line or other Company performance goals described above for Messrs. Chhibbar and de Villa and Ms. Saltzman to ensure the executives were properly focused on both the Company’s Adjusted EPS and revenue goals, and other areas of performance that are unique to their positions within the organization. The Compensation Committee believes achievement of these performance metrics will drive our business and, in turn, lead to increased stockholder value.

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•	Determination of Financial Performance Achievement. In 2014, the portion of incentive bonus payments that were subject to financial performance measures could have ranged from zero to 200% of target depending on the achievement of performance goals, as follows:

% of Adjusted EPS Achieved Compared to Target Goal:	% of Target Portion Funded:

Less than 90%	0%

At 90%	25%

From 90% to 100%	Linear interpolation from 25% to 100%

At 100%	100%

From 100% to 110%	Linear interpolation from 100% to 200%

Above 110%	200%

% of Revenues Achieved Compared to Target Goal:	% of Target Portion Funded:

Less than 90%	0%

At 90%	25%

From 90% to 100%	Linear interpolation from 25% to 100%

At 100%	100%

From 100% to 110%	Linear interpolation from 100% to 200%

Above 110%	200%

In 2014, our Compensation Committee established an Adjusted EPS target of $1.85 and a revenue target of $501.81 million. Based on our performance during the 2014 fiscal year, we achieved 96.6% of our Adjusted EPS target, and 101.5% of our revenues target. The targets were adjusted by our Compensation Committee to include the effect of the Blue Slate and Overland acquisitions.

The bonus pool funding for employees whose bonuses are tied to the performance of specific business lines is determined by targets established for such businesses by our Compensation Committee.

•	Individual Performance Measures. As discussed above, Mr. Chhibbar and Ms. Saltzman may earn a portion of their respective annual incentive bonuses based on the achievement of individual performance measures. These goals are designed to balance the attention of our named executive officers between the achievement of near-term objectives that improve specific processes or performance metrics and long-term objectives for us. While some of the goals are subjective, certain other goals, such as client and employee satisfaction metrics, are capable of objective measurement. The individual performance measures were generally as follows:

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Name	Individual Performance Goals
Vishal Chhibbar

•      Achievement of corporate financial targets

•      Business growth through strategic acquisitions/executive sponsorship of F&A CoE

•      Capabilities and strategic initiatives with special focus on profitability

•      Strengthening finance department leadership, organization and operations

Nancy Saltzman

•      Manage and execute all aspects of public company compliance and strategic assignments

•      Leadership and legal functional capability development

•      Evaluate company global risk profile and identify areas for mitigation/improvement

Determination of Individual Performance Achievement.

Mr. Kapoor made performance assessments and compensation recommendations for Mr. Chhibbar and Ms. Saltzman, and our Compensation Committee approved the recommendations after reviewing similar considerations for such named executive officers. For Mr. Chhibbar, our Compensation Committee noted his role in enabling the Company to keep track of all relevant financial metrics, playing a key role in acquisitions, strengthening the finance department’s personnel and procedures and effectively engaging with investors and the broader investment community. For Ms. Saltzman, our Compensation Committee noted her role in managing and executing Company compliance and strategic assignments, strengthening the legal function and assessing and managing our global risk profile.

•	Actual Bonus Payments.

The table below sets out the 2014 incentive bonuses paid to our named executive officers in March 2015. Mr. Bloom did not receive a bonus due to his resignation prior to the end of the performance period.

Name	Earned 2014 Incentive Bonus ($)
Rohit Kapoor	535,760
Vishal Chhibbar	130,457	(1)
Pavan Bagai	222,188	(1)
Rembert de Villa	124,676
Nancy Saltzman(2)	110,002

(1)	The exchange rate used for the bonus conversion from Indian rupees to U.S. dollars for Mr. Chhibbar and Mr. Bagai was 63.03.

(2)	Ms. Saltzman joined the Company on April 21, 2014. Her bonus has been pro-rated based on the number of days from date of joining until December 31, 2014.

Long-Term Equity Incentives

Like the annual bonus program, the Compensation Committee implemented a streamlined equity incentive design in fiscal year 2014. Under this new program, our executive officers continued to receive restricted stock units under the 2006 Omnibus Award Plan (the “2006 Plan”). We awarded restricted stock units to all of our named executive officers, other than Ms. Saltzman, in the portions shown below. Ms. Saltzman was awarded Time-Vested RSUs as part of her joining to attract her candidature, for long-term retention and to replace certain equity awards she forfeited as a result of her departure from her prior employer.

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•      The Time-Vested RSUs are subject to Standard Graded Vesting – 10% after first year, an additional 20% after second year, an additional 30% after third year and an additional 40% after fourth year (except for Mr. Kapoor, whose restricted stock units will vest in increments of 25% on each of the first four anniversaries of the grant date), subject to continuous service with the Company through the applicable vesting date.

•      The Committee believes these Time-Vested RSUs provide an important role in promoting retention of our executive officers.

•	The “Performance-Vested” portion of the 2014 RSUs (“PRSUs”) are split into two types that each vest based on separate performance measures as follows:

○	Revenue-Linked PRSUs: 50% of these performance-based restricted stock unit awards will cliff-vest on December 31 of the third fiscal year in the performance period, subject to achievement of threshold Company revenues against an annual revenue target for such third fiscal year and continuous employment through December 31, 2016 — we call these awards “Revenue-Linked PRSUs.”

▪	Up to one-third of Revenue-Linked PRSUs may also be “banked” based on the Company’s actual revenue performance against annual revenue targets in each of the first and second years of the performance period.

•	For example, the awards granted in February 2014 would cliff-vest on December 31, 2016, subject to achievement of Company revenues against the threshold target for 2016, but up to one-third of the units may be banked based on actual revenue performance for each of 2014 and 2015. The ultimate amount of Revenue-Linked PRSUs that a recipient earns, which may be up to 200% of the target award of Revenue-Linked RSUs, will equal the greater of (x) the Revenue-Linked PRSUs earned based on achievement of the annual revenue target for the third fiscal year of the performance period, and (y) the sum of the banked Revenue-Linked PRSUs earned in the first and second year of the grant.

•	Based on the Company’s performance during fiscal 2014, our executives banked one-third of their Revenue-Linked PRSUs based on exceeding the $517.71 million annual revenue target, which includes the Compensation Committee’s adjustment to include the effect of the Blue Slate and Overland transactions and excludes the effect of disentanglement costs.

Relative TSR-Linked PRSUs: The remaining 50% of the performance-based restricted stock unit awards cliff-vest on December 31 of the third fiscal year in the performance period, based on the achievement of relative total stockholder return performance of the Company against a peer group over the grant’s three-year performance period of January 1, 2014 to December 31, 2016 and continuous employment through December 31, 2016 — we call these awards “Relative TSR-Linked PRSUs.” The Company’s TSR for the TSR performance period will be computed and then compared to the TSR of the companies in the TSR peer group, which is comprised of the public companies in our 8-digit Global Industry Classification Standard sub-industry group. A participant shall earn 200%, 100% or 0% of the Relative TSR-Linked PRSUs, as applicable, if the Company’s TSR for the performance period equals or exceeds the 80th, 50th or 20th percentile, respectively, of the TSR peer group, when ranked by TSR for the TSR performance period. The percentage of Relative TSR-Linked PRSUs earned will be determined based on straight-line interpolation to the extent the Company’s TSR falls in between the 20th and 80th percentiles, as per the chart below:

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TSR Peer Group Percentile	Percentage of Relative TSR-Linked PRSUs Earned
80.0	200%
50.0	100%
20.0	0%

•     The Committee believes the PRSUs focus our executives on key drivers of our Company’s business that will ultimately lead to creation of additional stockholder value.

The table below shows the amount of Time-Vested and Performance-Vested RSUs our Compensation Committee awarded our named executive officers in 2014. In general, the Compensation Committee believes that the size of the award granted to an executive officer should increase based on the executive officer’s level of responsibility within the Company.

Name	Time Vested RSUs	Revenue-Linked PRSUs	Relative TSR-Linked PRSUs
Rohit Kapoor	37,500	18,750	18,750
Vishal Chhibbar	7,000	3,500	3,500
Pavan Bagai	11,500	5,750	5,750
Rembert de Villa	5,000	2,500	2,500
Nancy Saltzman	20,000	—	—
William Bloom	11,500	5,750	5,750

The Committee continues to believe that long-term equity awards provide employees with the incentive to stay with us for longer periods of time, which in turn, provides us with greater stability as we grow. These incentives foster the long-term perspective necessary for continued success in our business because the value of the awards is directly linked to long-term stock price performance, and they ensure that our executive officers are properly focused on stockholder value.

Moreover, the Committee favors restricted stock unit awards as these awards offer executives the opportunity to receive shares of our common stock on the date that the restrictions lapse. Such awards serve both to reward and retain executives because value is linked to the price of our stock on the date that the restriction lapses, and the executive must generally remain in employment through the date that the restrictions lapse. Restricted stock unit awards provide a significant degree of alignment of interests between our executives and stockholders.

The Committee also believes that the mix between Time-Vested RSUs and Performance-Vested RSUs provides an appropriate balance between incentivizing our executives to continue their employment with the Company and to ensure they are focused on long-term financial performance and generating stockholder value, which will enable them to realize additional compensation.

Finally, restricted stock units are potentially less dilutive to stockholders’ equity because restricted stock awards are full value awards, and our Compensation Committee can award fewer restricted stock unit awards than an equivalent value of stock options.

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Looking Forward to 2015

Following our redesign of our annual bonus program and our long-term equity incentives last year, the Compensation Committee determined to continue these programs as described above in fiscal 2015, subject of course, to new performance goals.

Effective April 1, 2015 the Compensation Committee approved a modest increase in base salary for certain named executive officers.

For the Relative TSR-Linked PRSUs granted in 2015, the Company implemented a negative TSR cap. Under the negative TSR cap, if the total stockholder return is negative over the course of the three year performance period, no named executive officer may receive greater than 100% funding of the TSR-Linked PRSUs.

We have revised our annual incentive bonus program to provide each named executive officer the opportunity to earn a portion of his or her bonus based on the achievement of individual performance goals.

In the second quarter of 2015 we entered into a new employment agreement with Mr. Kapoor that is effective as of January 1, 2016. Mr. Kapoor’s new agreement provides for an initial employment term that extends until December 31, 2017 and automatically renews for successive one-year periods unless terminated with 120 days prior notice. Under his new agreement, Mr. Kapoor’s annual base salary will be increased to $600,000 and his target annual cash bonus opportunity will continue to equal 100% of his base salary with a maximum of 200% of his base salary. In addition, Mr. Kapoor will continue to remain eligible to receive equity awards with vesting terms no less favorable than ratable vesting over four years from the date of grant.

Mr. Kapoor’s new employment agreement also provides him with certain severance payments and benefits if his employment is terminated without cause or if he resigns for good reason. Absent a change in control, Mr. Kapoor will generally receive the payments and benefits described in the section titled Potential Payments upon Termination or Change in Control at Fiscal 2014 Year-End, but will also be treated as continuing his employment for two years after his termination date for purposes of determining whether he may vest in any annual equity awards (but not one-time or special grants) according to the terms and conditions applicable to such awards. If Mr. Kapoor is terminated without cause or he resigns for good reason within 12 months following a change in control (or prior to if at the request of an acquirer or in connection with or anticipation of the change in control), Mr. Kapoor will receive a lump sum payment equal to 24 months of his base salary, plus the benefits described in the section titled Potential Payments upon Termination or Change in Control at Fiscal 2014 Year-End. Mr. Kapoor’s new employment agreement also contains a “modified cut-back” provision such that any payments that constitute “excess parachute payments” under Section 280G of the Code will be reduced to an amount that does not trigger the applicable excise taxes, to the extent such reduced amount is larger than the amount Mr. Kapoor would have received on a present-value net-after-tax basis (including excise taxes) absent such a reduction. Mr. Kapoor’s new agreement continues to provide him with certain post-termination health benefits that are similar to those that are described in the section titled Potential Payments upon Termination or Change in Control at Fiscal 2014 Year-End and also provides him with access to the Company’s group health plan following his termination of employment.

As provided in his new employment agreement and pursuant to the terms of our 2006 Plan, Mr. Kapoor received an award of 100,000 PRSUs (the “Target Award”) in the second quarter of 2015 that he may earn based on the Company’s average stock price exceeding certain targets during the 60 day period prior December 31, 2017 and contingent upon his continuous service through that date. The amount of PRSUs Mr. Kapoor ultimately receives may be between 0% and 200% of his Target Award, based on actual performance. Mr. Kapoor will vest in a portion of his PRSUs representing his service from January 1, 2015 through his termination date plus an additional year (the “Enhanced Pro-Rata Portion”) if his employment terminates prior to a change in control due to a termination without cause, his death or disability, or his resignation for good reason.  In addition, a portion of the PRSUs outstanding as of the date of a change of control will convert to Time-Vested RSUs (“CIC RSUs”), based on the Company’s average stock price during the 60 days prior to the change in control, that cliff-vest on December 31, 2017, contingent upon Mr. Kapoor’s continued employment through that date. An Enhanced Pro-Rata Portion of any such

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CIC RSUs will vest immediately upon Mr. Kapoor’s termination of employment on or after a change in control due to his termination without cause, death or disability, resignation for good reason, failure to assume, continue or substitute the CIC RSUs by an acquirer. Finally, if Mr. Kapoor’s employment is terminated prior to a change in control at the request of an acquirer or that otherwise arose in connection with or in anticipation of a change in control he will vest in the greater of the Enhanced Pro-Rata Portion of the CIC RSUs (assuming his employment continued through the change in control) or the PRSUs he would have received due to his termination without cause, absent a change in control.

Benefits and Perquisites

We offer employee benefits coverage in order to:

•	provide our global workforce with a reasonable level of financial support in the event of illness or injury; and

•	provide market-competitive benefits that enhance productivity and job satisfaction through programs that focus on work/life balance.

The benefits available for all U.S. employees include customary medical and dental coverage, disability insurance and life insurance. In addition, our 401(k) plan provides a reasonable level of retirement income reflecting employees’ careers with us. A number of our U.S. employees, including our U.S.-based named executive officers, participate in these plans. The cost of employee benefits is partially borne by our employees, including our named executive officers. Our named executive officers in India, Messrs. Chhibbar and Bagai, are eligible to participate in the Company’s pension benefit, health and welfare and fringe benefit plans otherwise available to executive employees stationed in India.

We generally do not provide significant perquisites or personal benefits to executive officers other than our CEO and our executive officers stationed in India. Our CEO is provided a limited number of perquisites whose primary purpose is to minimize distractions from his attention to our important initiatives and to be competitive. A discussion of the benefits provided to our CEO is provided under “Employment Agreements” beginning on page 37.

Severance and Change-in-Control Benefits

Each named executive officer is party to an employment agreement or letter that sets forth the terms of his or her employment, including compensation, which was negotiated through arms’-length contract negotiations. Under these employment agreements or letters, we are obligated to pay severance or other enhanced benefits upon termination of their employment. A discussion of the severance and other enhanced benefits provided to our named executive officers is provided under “Potential Payments upon Termination or Change in Control at Fiscal 2014 Year-End” beginning on page 51.

We have provided change-in-control severance protection for certain of our executive officers, including our named executive officers. Our Compensation Committee believes that such protection is intended to preserve employee morale and productivity and encourage retention in the face of the disruptive impact of an actual or rumored change in control. In addition, for executive officers, the program is intended to align executive officers’ and stockholders’ interests by enabling executive officers to consider corporate transactions that are in the best interests of our stockholders and other constituents without undue concern over whether the transactions may jeopardize the executive officers’ own employment.

Senior executive officers, including our named executive officers, have enhanced levels of benefits based on their job level, seniority and probable loss of employment after a change in control. We also consider it likely that it will take more time for senior executive officers to find new employment.

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Deductibility Cap on Executive Compensation

Our Compensation Committee’s general policy is that compensation should qualify as tax deductible to the Company for federal income tax purposes whenever possible, to the extent consistent with our overall compensation goals. Under Section 162(m) of the Code, compensation paid to certain of our named executive officers (other than our chief financial officer) in excess of $1 million per year is not deductible unless the compensation is “performance-based” as described in the regulations under Section 162(m). Compensation is generally “performance-based” if it is determined using pre-established objective formulas and criteria approved by stockholders within the past five years. Compensation awards under our 2006 Plan generally are designed to maximize tax deductibility by satisfying the performance-based compensation exception to Section 162(m). The performance-based provisions of our 2006 Plan were approved by our stockholders at the 2014 Annual Meeting of Stockholders. Changes in applicable tax laws and regulations as well as factors beyond the control of the Compensation Committee can adversely impact the deductibility of compensation paid to our executive officers who are covered by Section 162(m). Our Compensation Committee believes that mathematical formulas cannot always anticipate and fairly address every situation that might arise. The Compensation Committee therefore retains the authority to adjust compensation in the case of unexpected, unusual or non-recurring events or to attract and retain key executive talent, even if this results in the payment of non-deductible compensation or to otherwise award or pay non-deductible compensation if the Committee deems it in the best interests of the Company and its stockholders to do so.

Our Compensation Committee may make payments that are not fully deductible if, in its judgment, such payments are necessary to achieve our compensation objectives and to protect stockholder interests.

Subject to stockholder approval, our Compensation Committee has approved the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan (the “2015 Plan”). As described in greater detail under Proposal 4 located on page 69, the 2015 Plan reserves additional shares for issuance and makes certain other changes to the 2006 Plan.

Compensation Committee Report

The Compensation Committee of the board of directors of ExlService Holdings, Inc. has reviewed and discussed the Compensation Discussion and Analysis with our management and, based on such review and discussion, has recommended to the board of directors of ExlService Holdings, Inc. that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K, and our proxy statement relating to the Annual Meeting.

COMPENSATION COMMITTEE Ms. Anne Minto (Current Chairman) Mr. Garen K. Staglin (Chairman during 2014) Ms. Deborah Kerr Mr. Som Mittal Mr. Clyde W. Ostler

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Summary Compensation Table for Fiscal Year 2014

The following table sets forth information for compensation earned in fiscal years 2012, 2013 and 2014 by our named executive officers:

Name and Principal Position	Year	Salary ($)		Bonus ($)(11)	Stock Awards ($)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)		Total ($)
Rohit Kapoor Vice Chairman & CEO	2014 2013 2012	565,000 553,904 515,027		— — —	2,164,263 2,276,711 1,021,267	— — 997,850	535,760 169,070 334,096	— — —	44,198 38,433 85,517	(7)	3,309,221 3,038,118 2,953,757
Vishal Chhibbar Executive Vice President and CFO	2014 2013 2012	250,272 250,119 208,169	(2)	— 6,129 23,601	415,549 381,028 146,391	— — 113,090	130,457 109,880 147,900	8,066 7,529 7,024	35,879 24,205 43,508	(8)	840,222 778,890 689,682
Pavan Bagai President & Chief Operating Officer	2014 2013 2012	235,363 225,475 237,347	(3)	— 28,381 9,832	681,554 720,673 370,312	— — 332,617	222,188 126,568 227,949	9,010 8,511 6,500	84,938 68,747 76,577	(9)	1,233,053 1,178,356 1,261,133
Rembert de Villa Executive Vice President & Head of Healthcare	2014 2013 2012	388,767 382,534 372,004		— 6,715 8,839	332,637 315,996 158,528	— — 82,041	124,676 144,183 280,045	— — —	8,250 8,250 14,034		854,330 857,679 915,491
Nancy Saltzman Executive Vice President, General Counsel & Corporate Secretary	2014 2013 2012	227,055 — —		— — —	566,800 — —	— — —	110,002 — —	— — —	3,211 — —		907,068 — —
William A. Bloom(1) Former President, Global Client Services	2014 2013 2012	288,959 526,301 511,270		— — 10,713	712,925 744,616 402,017	— — 332,617	— 170,797 363,858	— — —	14,679 21,105 33,382	(10)	1,016,563 1,462,820 1,653,856

(1)	Mr. Bloom voluntarily resigned from the Company effective July 18, 2014. The amount set forth in the “Salary” and “Bonus” columns are pro-rated amounts based on the number of days Mr. Bloom was employed by the Company. The amount set forth in the “Stock Awards” column is based on the fair market value of the awards as of the grant date and does not take into account any subsequent forfeitures.

(2)	The amount set forth in the “Salary” column for Mr. Chhibbar includes $123,354 of base salary, $40,844 of a cash supplementary allowance, $74,012 of housing allowance (which Mr. Chhibbar elected to receive instead of cash), $10,275 of travel allowance (which Mr. Chhibbar elected to receive instead in cash), $1,549 of a special car allowance (which Mr. Chhibbar elected to receive instead of cash) and $238 of medical allowance (which Mr. Chhibbar elected to receive instead in cash).

(3)	The amount set forth in the “Salary” column for Mr. Bagai includes $109,323 of base salary, $92,007 of a cash supplementary allowance, $24,661 of housing allowance (which Mr. Bagai elected to receive instead in cash), $9,107 of travel allowance (which Mr. Bagai elected to receive instead in cash), $238 of medical allowance (which Mr. Bagai elected to receive instead in cash), and $27 of a special car allowance (which Mr. Bagai elected to receive instead in cash).

(4)	Amounts reflect the total grant date fair value of awards recognized for financial statement reporting purposes for the fiscal years ended December 31, 2012, 2013 and 2014, in accordance with FASB ASC Topic 718 (disregarding any forfeiture assumptions). Assumptions used in the calculation of these amounts are included (i) for 2014, in footnotes 2 and 14 to the audited financial statements for the fiscal year ended December 31, 2014, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27,_2015; (ii) for 2013, in footnotes 2 and 13 to the audited financial statements for the fiscal year ended December 31, 2013, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2014; and (iii) for 2012, in footnotes 2 and 13 to the audited financial statements for the fiscal year ended December 31, 2012, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2013.

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With respect to stock awards granted in 2014, the table below sets forth the value attributable to performance restricted stock units valued at target achievement:

Name	Target Total Grant Date Fair Value ($)
Rohit Kapoor	1,110,563
Vishal Chhibbar	207,305
Pavan Bagai	340,573
Rembert de Villa	148,075
William A. Bloom	340,573

Performance restricted stock units granted in 2014 may pay out up to 200% of the target award, which would have amounted to the following grant date fair values for each named executive officer:

Name	Maximum Total Grant Date Fair Value ($)
Rohit Kapoor	2,221,126
Vishal Chhibbar	414,610
Pavan Bagai	681,146
Rembert de Villa	296,150
William A. Bloom	681,146

Ms. Saltzman was not awarded any performance restricted stock units in 2014.

(5)	Reflects the cash incentive bonuses earned in respect of 2014 and paid in 2015. For details on our annual incentive bonus program, see “Compensation Discussion and Analysis—Incentive Bonus” beginning on page 25.

(6)	Reflects the present value of accruals under the Gratuity Plan for Indian Employees. Information regarding our Gratuity Plan (including the assumptions used to calculate these amounts) may be found under “Pension Benefits for Fiscal Year 2014” beginning on page 49.

(7)	Amount for Mr. Kapoor includes the travel allowance ($27,456) provided for under his employment agreement, to be used for once-a-year business class airfare for himself and his family between the United States and India, costs associated with use of an automobile and driver, car lease rental and home internet and telephone charges.

(8)	Amount for Mr. Chhibbar includes contributions to the Employees’ Provident Fund Scheme (a statutorily required defined contribution program for Indian employees) ($14,803), costs associated with use of an automobile and driver in India, car lease, and home internet and telephone charges.

(9)	Amount for Mr. Bagai includes housing allowance ($40,933), contributions to Employees’ Provident Fund Scheme (a statutorily required defined contribution program for Indian employees) ($13,119), costs associated with use of an automobile and driver in India, car lease, and home internet and telephone charges.

(10)	Amount for Mr. Bloom includes tax planning fees and a payment to gross up the tax planning fees so that the economic benefit to him was the same as if such benefit were provided on a non-taxable basis.

(11)	There were no discretionary bonuses paid out for 2014.

For this executive compensation disclosure, U.S. dollar figures for 2014 have been converted from Indian rupees at a rate of 63.03 Indian rupees to $1.00, the Indian rupee to U.S. dollar exchange rate in effect on December 31, 2014. Due to exchange rate fluctuations, the amounts set forth in the compensation tables and the following disclosure with respect to Messrs. Chhibbar’s and Bagai’s salary are slightly different than the amounts set forth in the “Compensation Discussion and Analysis” section above. The amounts set forth in the “Compensation Discussion and Analysis” section above were reported as U.S. dollar figures converted from Indian rupees at a rate of 62.00 rupees to $1.00, which was the Indian rupee to U.S. dollar exchange rate in effect on January 31, 2014, the date on which Messrs. Chhibbar’s and Bagai’s 2014 annual fixed compensation value was approved. For this executive compensation disclosure, U.S. dollar figures for 2013 have been converted from Indian rupees at a rate of 61.78 Indian rupees to $1.00, the Indian rupee to U.S. dollar exchange rate in effect on December 31, 2013 and U.S. dollar figures for 2012 have been converted from Indian rupees at a rate of 54.99 Indian rupees to $1.00, the Indian rupee to U.S. dollar exchange rate in effect on December 31, 2012.

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Grants of Plan-Based Awards Table for Fiscal Year 2014

The following table sets forth information concerning grants of stock and option awards and non-equity incentive plan awards granted to our named executive officers during fiscal year 2014:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
Rohit Kapoor	—	—	565,000	1,130,000					—		—
	2/13/14				—	18,750	(2)	37,500	—		480,563	(6)
	2/13/14				—	18,750	(3)	37,500	—		630,000	(6)
	2/13/14								37,500	(4)	961,125
	2/13/14								3,612	(5)	92,576

Vishal Chhibbar	—	—	144,799	289,599					—		—
	2/13/14				—	3,500	(2)	7,000	—		89,705	(6)
	2/13/14				—	3,500	(3)	7,000	—		117,600	(6)
	2/13/14								7,000	(4)	179,410
	2/13/14								1,125	(5)	28,834

Pavan Bagai	—	—	234,314	468,629					—		—
	2/13/14				—	5,750	(2)	11,500	—		147,373	(6)
	2/13/14				—	5,750	(3)	11,500	—		193,200	(6)
	2/13/14								11,500	(4)	294,745
	2/13/14								1,804	(5)	46,237

Rembert de Villa	—	—	291,575	583,151					—		—
	2/13/14				—	2,500	(2)	5,000	—		64,075	(6)
	2/13/14				—	2,500	(3)	5,000	—		84,000	(6)
	2/13/14								5,000	(4)	128,150
	2/13/14								2,201	(5)	56,412

Nancy Saltzman	—	—	113,527	227,055					—		—
	4/21/14								20,000	(4)	566,800

William A. Bloom	—	—	216,719	433,438					—		—
	2/13/14				—	5,750	(2)	11,500			147,373	(6)
	2/13/14				—	5,750	(3)	11,500			193,200	(6)
	2/13/14								11,500	(4)	294,745
	2/13/14								3,028	(5)	77,608

(1)	These amounts reflect the target and maximum cash incentive bonuses set for 2014. For details of our annual incentive bonus program, see “Compensation Discussion and Analysis – Incentive Bonus” beginning on page 25.

(2)	Represents annual awards of Revenue-Linked PRSUs granted under the 2006 Plan, subject to the vesting set forth in footnote 7.

(3)	Represents annual awards of Relative TSR-Linked PRSUs granted under the 2006 Plan, subject to the vesting set forth in footnote 7.

(4)	Represents annual awards of restricted stock units granted under the 2006 Plan, subject to the vesting set forth in footnote 7.

(5)	Represents bonus-related restricted stock units, granted in respect of 2013 performance pursuant to the 2013 annual incentive bonus program. Such restricted stock units were granted under the 2006 Plan, subject to the vesting set forth in footnote 7.

(6)	The grant date fair value of the estimated future payouts under equity incentive plan awards are based on the Monte Carlo value.

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(7)	The vesting schedules of the stock grants mentioned in the table are as follows (subject to continued employment through each applicable vesting date):

Name	Grant Date	Vesting Start Date	Vesting Schedule
Rohit Kapoor	2/13/2014	2/13/2014	Restricted Stock Units: Vesting over 4 years – 25% each year
	2/13/2014	2/13/2014	Revenue-Linked PRSUs: 100% vesting on 12/31/2016, subject to the banking feature described in “Compensation Discussion and Analysis – Long-Term Equity Incentives” on page 28.
	2/13/2014	2/13/2014	Relative TSR-Linked PRSUs: 100% vesting on 12/31/2016
	2/13/2014	2/13/2014	Restricted Stock Units (2013 Bonus-Related): Vesting over 3 years – 33.33% each year
Vishal Chhibbar	2/13/2014	2/13/2014	Restricted Stock Units: Vesting over 4 years – 10%, 20%, 30% and 40%
	2/13/2014	2/13/2014	Revenue-Linked PRSUs: 100% vesting on 12/31/2016, subject to the banking feature described in “Compensation Discussion and Analysis – Long-Term Equity Incentives” on page 28.
	2/13/2014	2/13/2014	Relative TSR-Linked PRSUs: 100% vesting on 12/31/2016
	2/13/2014	2/13/2014	Restricted Stock Units (2013 Bonus Related): Vesting over 3 years – 33.33% each year
Pavan Bagai	2/13/2014	2/13/2014	Restricted Stock Units: Vesting over 4 years – 10%, 20%, 30% and 40%
	2/13/2014	2/13/2014	Revenue-Linked PRSUs: 100% vesting on 12/31/2016, subject to the banking feature described in “Compensation Discussion and Analysis – Long-Term Equity Incentives” on page 28.
	2/13/2014	2/13/2014	Relative TSR-Linked PRSUs: 100% vesting on 12/31/2016
	2/13/2014	2/13/2014	Restricted Stock Units (2013 Bonus Related): Vesting over 3 years – 33.33% each year
Rembert de Villa	2/13/2014	2/13/2014	Restricted Stock Units: Vesting over 4 years – 10%, 20%, 30% and 40%
	2/13/2014	2/13/2014	Revenue-Linked PRSUs: 100% vesting on 12/31/2016, subject to the banking feature described in “Compensation Discussion and Analysis – Long-Term Equity Incentives” on page 28.
	2/13/2014	2/13/2014	Relative TSR-Linked PRSUs: 100% vesting on 12/31/2016
	2/13/2014	2/13/2014	Restricted Stock Units (2013 Bonus Related): Vesting over 3 years – 33.33% each year
Nancy Saltzman	4/21/2014	4/21/2014	Restricted Stock Units: Vesting over 4 years – 10%, 20%, 30% and 40%
William A. Bloom	2/13/2014	2/13/2014	Restricted Stock Units: Vesting over 4 years – 10%, 20%, 30% and 40%
	2/13/2014	2/13/2014	Revenue-Linked PRSUs: 100% vesting on 12/31/2016, subject to the banking feature described in “Compensation Discussion and Analysis – Long-Term Equity Incentives” on page 28.
	2/13/2014	2/13/2014	Relative TSR-Linked PRSUs: 100% vesting on 12/31/2016
	2/13/2014	2/13/2014	Restricted Stock Units (2013 Bonus Related): Vesting over 3 years – 33.33% each year

Employment Agreements

Rohit Kapoor

Mr. Kapoor serves as our Vice Chairman and CEO, and is based at our executive offices in New York, New York. We entered into an employment agreement with him, effective September 30, 2006, which has been amended from time to time. Mr. Kapoor’s employment agreement will be automatically extended for successive 12-

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month periods at the end of any fixed term unless either party provides the other with 120 days’ notice of its desire not to extend the agreement.

Salary and Bonus. Mr. Kapoor’s base salary remained at $565,000, effective April 1, 2014. Mr. Kapoor’s base salary can be increased at our sole discretion and cannot be decreased unless a Company-wide decrease in pay is implemented. His base salary must not be less than the base salary of any other employee of the Company subject to Section 16 of the Exchange Act, other than those who become employed by the Company by means of an acquisition of a corporation or business and become employees of the Company subject to a preexisting employment arrangement. Mr. Kapoor can earn an annual cash bonus, with a target of 100% of base salary and a maximum of 200% of base salary, based upon the attainment of criteria determined by our Compensation Committee.

Equity Grants. Mr. Kapoor remains eligible to receive stock options and/or restricted stock awards annually during the term, in amounts and forms we determine. Any stock options will be granted with an exercise price equal to the fair market value of our common stock at the time of grant. Any future stock option or restricted stock awards will vest 25% per year over four years, unless otherwise agreed.

Benefits. Mr. Kapoor is eligible to participate in all employee benefit plans we provide to senior executives and employees generally. If we require Mr. Kapoor to relocate, we will pay the relocation costs. We will reimburse him for the after-tax cost of maintaining his existing home. He will need to use his best efforts to mitigate our cost by either renting or selling his home.

Personal Benefits.

We provide Mr. Kapoor with certain personal benefits, including:

•       certain club memberships;

•       furniture and equipment for a home office;

•       term life insurance policy with a face value of $500,000;

•       education allowance for private school tuition for executive’s children through secondary school during the period when the executive and his immediate family live outside the United States in connection with Company business;

•       once-a-year business class airfare between the United States and India (or India and the United States, as applicable) for the executive and his family;

•       reimbursement of additional taxes the executive must pay because he either works or lives in India or travels to India for work;

•       up to $12,000 for personal tax and estate planning expenses during the term of the agreement;

•       expenses associated with maintaining an automobile in the United States (including up to $1,400 per month for lease or loan payments for Mr. Kapoor);

•       up to $12,000 per year for expenses associated with maintaining an automobile in India (including the cost of a driver);

•       personal security for the executive and his family while in India;

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•       reimbursement for first-class business travel; and

•       $150 per diem billeting allowance for each night that the executive does not stay in a hotel during travel to India on Company business, thereby saving us from incurring boarding and lodging expenses.

Mr. Kapoor’s employment agreement also includes severance, termination and noncompetition provisions which are described below under “Potential Payments upon Termination or Change in Control at Fiscal 2014 Year-End” beginning on page 51.

Please refer to page 31 of the Compensation Discussion and Analysis for a summary of the material revisions to Mr. Kapoor’s employment agreement made during the 2015 fiscal year.

Vishal Chhibbar

Mr. Chhibbar serves as our Executive Vice President and CFO, and is based in India. We entered into an employment agreement with him, effective May 1, 2009, which will continue until termination.

Salary, Bonus and Equity. Mr. Chhibbar’s annual fixed compensation, measured in his home currency of Indian rupees, was increased by 5.7% effective April 1, 2014. Mr. Chhibbar’s annual fixed compensation includes base salary, as well as amounts available as a leave travel allowance, a housing allowance, an automobile allowance, a medical allowance and a cash supplementary allowance. In addition, under his agreement, Mr. Chhibbar can earn an annual cash bonus, with a target of 50% of annual fixed compensation and a maximum of 100% of annual fixed compensation, based upon the attainment of criteria determined by our Compensation Committee. Mr. Chhibbar is also eligible, subject to performance and other conditions, to receive annual equity awards at the discretion of the Compensation Committee.

Mr. Chhibbar’s employment agreement also includes severance, termination and noncompetition provisions which are described below under “Potential Payments upon Termination or Change in Control at Fiscal 2014 Year-End” beginning on page 51.

Pavan Bagai

Mr. Bagai serves as our President and Chief Operating Officer, and is based in India. We entered into an employment agreement with him, effective July 31, 2002 and a severance letter, effective March 15, 2011, each of which will continue until termination.

Salary, Bonus and Equity. Mr. Bagai’s annual fixed compensation, measured in his home currency of Indian rupees, was increased by 6.7% effective April 1, 2014. Mr. Bagai’s annual fixed compensation includes base salary, as well as amounts available as a leave travel allowance, a housing allowance, an automobile allowance, a medical allowance and a cash supplementary allowance. In addition, Mr. Bagai can earn an annual cash bonus, with a target of 75% of annual fixed compensation and a maximum of 150% of annual fixed compensation in 2014, based upon the attainment of criteria determined by our Compensation Committee. Mr. Bagai is also eligible, subject to performance and other conditions, to receive annual equity awards at the discretion of the Compensation Committee.

Mr. Bagai’s employment and severance agreements also include severance, termination and noncompetition provisions which are described below under “Potential Payments upon Termination or Change in Control at Fiscal 2014 Year-End” beginning on page 51.

Rembert de Villa

Mr. de Villa serves as our Executive Vice President and Head of Healthcare and is based at our executive offices in New York, New York. We entered into an offer letter with him, effective as of March 20, 2008, and severance letter, effective as of March 15, 2011.

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Salary, Bonus and Equity. Mr. de Villa’s base salary was increased from $385,000 to $390,000 (i.e., by 1.3%), effective April 1, 2014. Mr. de Villa can earn an annual cash bonus, with a target of 75% of base salary and a maximum of 150% of base salary in 2014, based upon the attainment of criteria determined by our Compensation Committee. Mr. de Villa is also eligible, subject to performance and other conditions, to receive annual equity awards at the discretion of the Compensation Committee.

Mr. de Villa’s offer and severance letters also include severance and termination provisions which are described below under “Potential Payments upon Termination or Change in Control at Fiscal 2014 Year-End” beginning on page 51.

Nancy Saltzman

Ms. Saltzman serves as our Executive Vice President, General Counsel and Corporate Secretary, and is based at our executive offices in New York, New York. We entered into an offer letter with her effective as of March 14, 2014.

Salary, Bonus and Equity. Ms. Saltzman’s base salary is $325,000. Ms. Saltzman can earn an annual cash bonus, with a target of 50% of base salary and a maximum of 100% of base salary in 2014, based upon the attainment of criteria determined by our Compensation Committee. Ms. Saltzman is also eligible, subject to performance and other conditions, to receive annual equity awards at the discretion of the Compensation Committee. Ms. Saltzman’s offer letter provided for an initial equity award of 20,000 restricted stock units granted in 2014 that will vest according to the schedule described below under “Outstanding Equity Awards at Fiscal 2014 Year-End” beginning on page 41.

Ms. Saltzman’s offer letter also include severance and termination provisions which are described below under “Potential Payments upon Termination or Change in Control at Fiscal 2014 Year-End” beginning on page 51.

William A. Bloom

Mr. Bloom served as our President, Global Client Services, and was based at our executive offices in New York, New York. We entered into an employment agreement with Mr. Bloom, effective July 12, 2010. Mr. Bloom voluntarily resigned from the Company effective July 18, 2014.

Salary, Bonus and Equity. Mr. Bloom’s base salary remained at $530,000, effective April 1, 2014. Mr. Bloom’s base salary was reviewed annually for increase. Mr. Bloom could have earned an annual cash bonus, with a target of 75% of base salary and a maximum of 150% of base salary, based upon the attainment of criteria determined by our Compensation Committee. Mr. Bloom was also eligible, subject to performance and other conditions, to receive an annual target equity award of 25,000 restricted stock units.

Mr. Bloom’s employment agreement also included severance, termination and noncompetition provisions; however, Mr. Bloom did not receive any additional incentive payouts as a result of his resignation.

2014 Awards

Please refer to pages 25 and 29 of the Compensation Discussion and Analysis for a description of the material terms regarding our annual incentive bonus program and the restricted stock unit awards listed in the table above.

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Outstanding Equity Awards at Fiscal 2014 Year-End

The following table sets forth the equity awards we have made to our named executive officers that were outstanding as of December 31, 2014:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)(5)
Rohit Kapoor	150,000	—	11.88	7/26/2016
	150,000	—	16.96	1/23/2018
	196,400	—	8.75	2/10/2019
	73,125	24,375	19.76	2/3/2021
	48,750	48,750	24.77	2/7/2022
					9,375	269,156
					1,244	35,715
					18,750	538,313
					56,250	1,614,938
					1,347	38,672
					37,500	1,076,625
					3,612	103,701
					6,250	179,438	12,500	358,875
							18,750	538,313
Vishal Chhibbar	60,109	—	9.59	6/1/2019
	5,530	4,420	19.76	2/3/2021
	3,315	7,735	24.77	2/7/2022
					1,700	48,807
					2,975	85,412
					554	15,905
					10,800	310,068
					594	17,054
					7,000	200,970
					1,125	32,299
					1,167	33,505	2,333	66,980
					—	—	3,500	100,485

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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)(5)
Pavan Bagai	—	13,000	19.76	2/3/2021
	9,750	22,750	24.77	2/7/2022
					5,000	143,550
					8,750	251,213
					817	23,456
					921	26,442
					20,700	594,297
					11,500	330,165
					1,804	51,793
					1,917	55,037	3,833	110,045
					—	—	5,750	165,083
Rembert de Villa	40,000	—	23.82	4/24/2018
	25,000	—	8.75	2/10/2019
	6,630	4,420	19.76	2/3/2021
	2,925	6,825	24.77	2/7/2022
					1,700	48,807
					2,625	75,364
					884	25,380
					1,127	32,356
					8,100	232,551
					5,000	143,550
					2,201	63,191
					833	23,915	1,667	47,860
					—	—	2,500	71,775
Nancy Saltzman					20,000	574,200
William A. Bloom	—	—	—	—	—	—	—	—

(1)	The stock option awards in this table became or will become vested and exercisable in accordance with the following schedules (generally subject to continued employment through each applicable vesting date):

Option Expiration Date (mm/dd/yyyy)	Vesting Schedule of Original Grant

7/26/2016	For Mr. Kapoor, 25% of the options vested on each of November 14, 2006, November 14, 2007, November 14, 2008 and November 14, 2009.

1/23/2018	For Mr. Kapoor, 25% of the options vested on each of January 23, 2009, January 23, 2010, January 23, 2011 and January 23, 2012.

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Option Expiration Date (mm/dd/yyyy)	Vesting Schedule of Original Grant

4/24/2018	For Mr. de Villa, 10% of the options vested on April 24, 2009, an additional 20% of the options vested on April 24, 2010, an additional 30% of the options vested on April 24, 2011 and the remaining 40% of the options vested on April 24, 2012.

2/10/2019	For Mr. Kapoor, 25% of the options vested on each of February 10, 2010, February 10, 2011, February 10, 2012 and February 10, 2013.

For Mr. de Villa, 10% of the options vested on February 10, 2010, an additional 20% of the options vested on February 10, 2011, an additional 30% of the options vested on February 10, 2012 and the remaining 40% of the options vested on February 10, 2013.

6/1/2019	For Mr. Chhibbar, 10% of the options vested on June 1, 2010, an additional 20% of the options vested on June 1, 2011, an additional 30% of the options vested on June 1, 2012 and the remaining 40% of the options vested on June 1, 2013.

2/3/2021

For Mr. Kapoor, 25% of the options vested on each of February 3, 2012, February 3, 2013 and February 3, 2014. The remaining 25% of the options will vest on February 3, 2015.

For the named executive offices other than Mr. Kapoor, 10% of the options vested on February 3, 2012, an additional 20% of the options vested on February 3, 2013 and an additional 30% of the options vested on February 3, 2014. The remaining 40% of the options will vest on February 3, 2015.

2/7/2022

For Mr. Kapoor, 25% of the options vested on each of February 7, 2013 and February 7, 2014. An additional 25% of the options will vest on each of February 7, 2015 and February 7, 2016.

For the named executive officers other than Mr. Kapoor, 10% of the options vested on February 7, 2013 and an additional 20% of the options vested on February 7, 2014. An additional 30% of the options will vest on February 7, 2015 and the remaining 40% of the options will vest on February 7, 2016.

(2)	The restricted stock unit awards in this table vest and convert to shares in accordance with the following schedules (generally subject to continued employment through each applicable vesting date):

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Name	# of Units Unvested as of 12/31/14	Vesting Schedule of Original Grant
Rohit Kapoor	9,375	25% of the restricted stock units vested on each of February 3, 2012, February 3, 2013 and February 3, 2014. The remaining 25% of the restricted stock units will vest on February 3, 2015.
	1,244	33.33% of the restricted stock units vested on each of February 7, 2013 and February 7, 2014. The remaining 33.33% of the restricted stock units will vest on February 7, 2015.
	18,750	25% of the restricted stock units vested on each of February 7, 2013 and February 7, 2014. An additional 25% of the restricted stock units will vest on each of February 7, 2015 and February 7, 2016.
	56,250	25% of the restricted stock units vested on February 8, 2014. An additional 25% will vest on each of February 8, 2015, February 8, 2016 and February 8, 2017.
	1,347	33.33% of the restricted stock units vested on February 8, 2014. An additional 33.33% will vest on each of February 8, 2015 and February 8, 2016.
	37,500	25% of the restricted stock units will vest on each of February 13, 2015, February 13, 2016, February 13, 2017 and February 13, 2018.
	3,612	33.33% of the restricted stock units will vest on each of February 13, 2015, February 13, 2016 and February 13, 2017.
	6,250	100% of the Revenue-Linked PRSUs will vest on December 31, 2016. This amount represents the number of Revenue-Linked PRSUs that were “banked” pursuant to the banking feature described in “Compensation Discussion and Analysis – Long-Term Equity Incentives” on page 28.

Vishal Chhibbar	1,700	10% of the restricted stock units vested on February 3, 2012, an additional 20% of the restricted stock units vested on February 3, 2013 and an additional 30% of the restricted stock units vested on February 3, 2014. The remaining 40% of the restricted stock units will vest on February 3, 2015.
	2,975	10% of the restricted stock units vested on February 7, 2013 and an additional 20% of the restricted stock units vested on February 7, 2014. An additional 30% of the restricted stock units will vest on February 7, 2015 and the remaining 40% of the restricted stock units will vest on February 7, 2016.
	554	33.33% of the restricted stock units vested on each of February 7, 2013 and February 7, 2014. The remaining 33.33% of the restricted stock units will vest on February 7, 2015.
	10,800	10% of the restricted stock units vested on February 8, 2014. An additional 20% of the restricted stock units will vest on February 8, 2015, an additional 30% of the restricted stock units will vest on February 8, 2016 and the remaining 40% of the restricted stock units will vest on February 8, 2017.
	594	33.33% of the restricted stock units vested on February 8, 2014. An additional 33.33% of the restricted stock units will vest on each of February 8, 2015 and February 8, 2016.

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Name	# of Units Unvested as of 12/31/14	Vesting Schedule of Original Grant
	7,000	10% of the restricted stock units will vest on February 13, 2015, an additional 20% of the restricted stock units will vest on February 13, 2016, an additional 30% of the restricted stock units will vest on February 13, 2017 and the remaining 40% of the restricted stock units will vest on February 13, 2018.
	1,125	33.33% of the restricted stock units will vest on each of February 13, 2015, February 13, 2016 and February 13, 2017.
	1,167	100% of the Revenue-Linked PRSUs will vest on December 31, 2016. This amount represents the number of Revenue-Linked PRSUs that were “banked” pursuant to the banking feature described in “Compensation Discussion and Analysis – Long-Term Equity Incentives” on page 28.

Pavan Bagai	5,000	10% of the restricted stock units vested on February 3, 2012, 20% of the restricted stock units vested on February 3, 2013, and an additional 30% of the restricted stock units vested on February 3, 2014. The remaining 40% of the restricted stock units will vest on February 3, 2015.
	8,750	10% of the restricted stock units vested on February 7, 2013 and an additional 20% of the restricted stock units vested on February 7, 2014. An additional 30% of the restricted stock units will vest on February 7, 2015 and the remaining 40% of the restricted stock units will vest on February 7, 2016.
	817	33.33% of the restricted stock units vested on each of February 7, 2013 and February 7, 2014. The remaining 33.33% of the restricted stock units will vest on February 7, 2015.
	921	33.33% of the restricted stock units vested on February 8, 2014. An additional 33.33% will vest on each of February 8, 2015 and February 8, 2016.
	20,700	10% of the restricted stock units vested on February 8, 2014. An additional 20% of the restricted stock units will vest on February 8, 2015, an additional 30% of the restricted stock units will vest on February 8, 2016 and the remaining 40% of the restricted stock units will vest on February 8, 2017.
	11,500	10% of the restricted stock units will vest on February 13, 2015, an additional 20% of the restricted stock units will vest on February 13, 2016, an additional 30% of the restricted stock units will vest on February 13, 2017 and the remaining 40% of the restricted stock units will vest on February 13, 2018.
	1,804	33.33% of the restricted stock units will vest on each of February 13, 2015, February 13, 2016 and February 13, 2017.
	1,917	100% of the Revenue-Linked PRSUs will vest on December 31, 2016. This amount represents the number of Revenue-Linked PRSUs that were “banked” pursuant to the banking feature described in “Compensation Discussion and Analysis – Long-Term Equity Incentives” on page 28.

Rembert de Villa	1,700	10% of the restricted stock units vested on February 3, 2012, 20% of the restricted stock units vested on February 3, 2013 and an additional 30% of the restricted stock units vested on February 3, 2014. The remaining 40% of the restricted stock units will vest on February 3, 2015.

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Name	# of Units Unvested as of 12/31/14	Vesting Schedule of Original Grant
	2,625	10% of the restricted stock units vested on February 7, 2013 and an additional 20% of the restricted stock units vested on February 7, 2014. An additional 30% of the restricted stock units will vest on February 7, 2015 and the remaining 40% of the restricted stock units will vest on February 7, 2016.
	884	33.33% of the restricted stock units vested on each of February 7, 2013 and February 7, 2014. The remaining 33.33% of the restricted stock units will vest on February 7, 2015.
	1,127	33.33% of the restricted stock units vested on February 8, 2014. An additional 33.33% will vest on each of February 8, 2015 and February 8, 2016.
	8,100	10% of the restricted stock units vested on February 8, 2014. An additional 20% of the restricted stock units will vest on February 8, 2015, an additional 30% of the restricted stock units will vest on February 8, 2016 and the remaining 40% of the restricted stock units will vest on February 8, 2017.
	5,000	10% of the restricted stock units will vest on February 13, 2015, an additional 20% of the restricted stock units will vest on February 13, 2016, an additional 30% of the restricted stock units will vest on February 13, 2017 and the remaining 40% of the restricted stock units will vest on February 13, 2018.
	2,201	33.33% of the restricted stock units will vest on each of February 13, 2015, February 13, 2016 and February 13, 2017.
	833	100% of the Revenue-Linked PRSUs will vest on December 31, 2016. This amount represents the number of Revenue-Linked PRSUs that were “banked” pursuant to the banking feature described in “Compensation Discussion and Analysis – Long-Term Equity Incentives” on page 28.

Nancy Saltzman	20,000	10% of the restricted stock units will vest on April 21, 2015, an additional 20% of the restricted stock units will vest on April 21, 2016, an additional 30% of the restricted stock units will vest on April 21, 2017 and the remaining 40% of the restricted stock units will vest on April 21, 2018.

(3)	The performance restricted stock unit awards in this table vest and convert to shares in accordance with the following schedules (generally subject to continued employment through the applicable vesting date and achievement of applicable performance goals):

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Name	# of Units Unvested as of 12/31/14	Vesting Schedule of Original Grant
Rohit Kapoor	12,500	100% of the Revenue-Linked PRSUs will vest on December 31, 2016, subject to the banking feature described in “Compensation Discussion and Analysis–Long-Term Equity Incentives” on page 28.
	18,750	100% of the Relative TSR-Linked PRSUs will vest on December 31, 2016.

Vishal Chhibbar	2,333	100% of the Revenue-Linked PRSUs will vest on December 31, 2016, subject to the banking feature described in “Compensation Discussion and Analysis–Long-Term Equity Incentives” on page 28.
	3,500	100% of the Relative TSR-Linked PRSUs will vest on December 31, 2016.

Pavan Bagai	3,833	100% of the Revenue-Linked PRSUs will vest on December 31, 2016, subject to the banking feature described in “Compensation Discussion and Analysis–Long-Term Equity Incentives” on page 28.
	5,750	100% of the Relative TSR-Linked PRSUs will vest on December 31, 2016.

Rembert de Villa	1,167	100% of the Revenue-Linked PRSUs will vest on December 31, 2016, subject to the banking feature described in “Compensation Discussion and Analysis–Long-Term Equity Incentives” on page 28.
	2,500	100% of the Relative TSR-Linked PRSUs will vest on December 31, 2016.

(4)	The price used in determining the market values set forth in this table is $28.71, which was the closing price of our stock on December 31, 2014.

(5)	The amounts shown in this column reflect target performance. Fiscal year 2014 was the first year the Company granted performance based restricted stock units and there is no threshold performance level.

(6)	Mr. Bloom has no outstanding equity awards at fiscal 2014 year-end because all of his equity awards were either exercised or forfeited as a result of his resignation.

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Option Exercises and Stock Vested During Fiscal Year 2014

The following table provides additional information about the value realized by our named executive officers on option award exercises and stock award vesting during fiscal year 2014:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Rohit Kapoor			18,750	464,906
			9,375	237,281
			1,551	39,256
			9,375	236,109
			1,243	31,305
			673	17,111
			18,750	476,719
Vishal Chhibbar			4,000	99,180
			1,275	32,270
			687	17,388
			850	21,407
			553	13,927
			296	7,526
			1,200	30,510
Pavan Bagai	30,000	426,660	5,000	123,975
	8,563	141,356	3,750	94,913
	11,336	188,574	797	20,172
	10,101	169,949	2,500	62,963
	12,110	209,939	817	20,576
	12,890	226,454	459	11,670
	19,500	164,190	2,300	58,478
Rembert de Villa	4,231	81,766	3,200	79,344
	17,500	339,469	1,275	32,270
	3,269	64,324	1,097	27,765
			750	18,889
			883	22,238
			563	14,314
			900	22,883
Nancy Saltzman	—	—	—	—

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	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
William A. Bloom	21,000	194,156	3,750	94,913
	21,000	176,820	1,577	39,914
	7,000	83,260	2,500	62,963
	14,000	166,466	1,243	31,305
	14,000	146,125	729	18,535
	10,000	110,678	2,300	58,478
	15,000	166,920
	15,000	171,300
	4,493	46,305
	1,400	14,423
	3,123	32,208
	984	10,188
	2,844	30,004
	5,885	62,275
	5,000	42,030
	5,000	41,487
	5,000	41,625
	5,000	40,408
	5,000	41,361
	5,000	40,805
	7,500	57,331
	7,500	56,207
	6,271	44,722
	4,000	36,231
	14,000	134,277
	1,229	6,294
	271	1,424
	9,750	3,707

Pension Benefits For Fiscal Year 2014

The following table discloses the present value of accumulated benefits payable to each of the named executive officers and the years of service credited to each named executive under the Gratuity Plan for Indian Employees as of December 31, 2014:

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Vishal Chhibbar	Gratuity Plan for Indian Employees	6	38,100	0

Pavan Bagai	Gratuity Plan for Indian Employees	12	64,072	0

(1)	Consists of the number of years of service credited as of December 31, 2014 for the purpose of determining benefit service under the Gratuity Plan. Credited service is determined based on the completed years of continuous employment (rounded to the nearest whole number of years) with the Company since the executive’s date of hire.

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(2)	Liabilities with regard to the Gratuity Plans are determined by actuarial valuation using the projected unit credit method. Under this method, we determine our liability based upon the discounted value of salary increases until the date of separation arising from retirement, death, resignation or other termination of services. Critical assumptions used in measuring the plan expense and projected liability under the projected unit credit method include the discount rate, expected return on assets and the expected increase in the compensation rates. Details regarding the assumptions used in the calculation of these amounts are included in footnote 11 to the audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2015.

We are required to provide all Indian employees with benefits under the Gratuity Plan, a defined benefit pension plan in India. Distributions from the Gratuity Plan are made in a single lump sum following retirement from the Company. An executive’s benefit under the Gratuity Plan is determined at any time as the executive’s annual base salary (determined based on the executive’s most recent monthly base salary) divided by 26, multiplied by 15, and the product multiplied by the executive’s completed years of continuous service with the Company. An executive has a vested and nonforfeitable right to payment of his accrued Gratuity Plan benefit only after five years of service. The present value of Mr. Chhibbar’s and Mr. Bagai’s accumulated benefits has been determined based on their monthly base salary rates in effect on December 31, 2014, which were $11,007 and $9,255, respectively.

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Potential Payments upon Termination or Change in Control at Fiscal 2014 Year-End

Rohit Kapoor

Severance. If Mr. Kapoor’s employment were terminated by us without “cause” or by the executive for “good reason” (in each case, as described below) on December 31, 2014, he would have been entitled to severance consisting of:

•          continuation of his base salary for 24 months;

•          his actual bonus, if any, earned for the year of termination, determined as if he had been employed for the full year of termination, paid ratably over the remaining period of base salary payments;

•          costs of continued COBRA coverage under the Company’s group health plan on behalf of the executive and his eligible dependents (described in more detail below), until the earlier of (x) the 18-month anniversary of termination and (y) the date the executive becomes eligible to receive comparable benefits from a subsequent employer; and

•          continuation of life insurance coverage until the earlier of (x) the 18-month anniversary of termination and (y) the date the executive commences employment with a subsequent employer.

“Cause” will occur when:

•          there is a final nonappealable conviction of, or pleading of no contest to, (1) a felony, or (2) a crime of moral turpitude that causes serious economic injury or serious injury to our reputation;

•          the executive engages in fraud, embezzlement, self-dealing, gross negligence, dishonesty or other gross and willful misconduct that causes serious and demonstrable injury to us;

•          the executive materially violates any of our material policies;

•          the executive willfully and continually fails to substantially perform his duties (other than for reason of physical or mental incapacity) which continues beyond 15 days after we notify him in writing of his need to substantially improve his performance; provided that a failure to achieve performance objectives will not by itself constitute cause and no act or failure to act shall be considered “willful” unless done or failed to be done by the executive in bad faith and without a reasonable belief that his actions or omission was in our best interest;

•          the executive fails to reasonably cooperate in a governmental investigation involving us;

•          the executive materially, knowingly and intentionally fails to comply with applicable laws with respect to the execution of the Company’s business operations (subject to a presumption of good faith if the executive is following advice of counsel);

•          the executive fails to follow our board of directors’ lawful instructions and does not remedy the failure for 15 days after we give him written notice;

•          the executive’s use of alcohol or drugs materially interferes with the performance of his duties; or

•          the executive fails to take reasonable steps to end certain affiliations specified in his employment agreement within six months after a request by our board of directors.

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“Good reason” means:

•        the executive’s duties or responsibilities are substantially reduced, he is required to report to anyone other than our board of directors, or his title as our officer is adversely changed; however, if following a change in control, his new title and authority are similar to his old title and authority, then any change in the executive’s title will not constitute a significant reduction in his duties and authorities;

•        the executive’s base salary is reduced (other than in connection with a Company-wide decrease in pay), or his target annual bonus opportunity is reduced below 75% of his base salary;

•        the office or location where the executive is based (whether in the metropolitan New York City area or Delhi, India) is moved more than 30 miles, and the new location is more than 30 miles from his primary residence (however, any relocation between the metropolitan New York City area and Delhi, India would not constitute “good reason,” as described further below); or

•        we breach any material term of the executive’s employment agreement.

For Mr. Kapoor, “good reason” does not include a request by our board of directors that he relocate to India. Also, successive relocations of Mr. Kapoor between the metropolitan New York City area and the metropolitan Delhi, India area will also not constitute good reason, as long as each location where we base Mr. Kapoor is within 30 miles of the last business location at which Mr. Kapoor was based in that metropolitan area and within 30 miles of Mr. Kapoor’s principal residence in that metropolitan area.

If the executive plans to terminate his employment for good reason, he must notify us within 30 days following the date the executive first becomes aware of the circumstances giving rise to good reason and must allow us 15 days to remedy the problem.

If the executive assumes the title and/or duties of chief financial officer, any subsequent relinquishment of such title and/or duties will not constitute good reason.

Change-in-Control Severance. If a termination described above occurs within 12 months following a “change in control” that satisfies the requirements of Section 409A of the Code, the executive will receive, in lieu of the severance described above, (1) a lump sum payment of $999,000, and (2) the costs of continued COBRA coverage under the Company’s group health plan on behalf of the executive and his eligible dependents (described in more detail below), until the earlier of (x) the 18-month anniversary of termination and (y) the date the executive becomes eligible to receive comparable benefits from a subsequent employer. If the change in control referenced in the preceding sentence does not satisfy the requirements of Section 409A of the Code, the $999,000 payment will not be paid in a lump sum but will instead be paid ratably for 24 months.

A “change in control” (as generally defined in Mr. Kapoor’s employment agreement and the 2006 Plan) means any of the following events:

•        any person or group becomes a beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% (50% or more in the 2006 Plan) of either (1) the combined voting power of our then-outstanding voting securities entitled to vote in the election of directors or (2) our outstanding shares of common stock, assuming all rights to acquire common stock through options, warrants, conversion of convertible stock or debt, and the like are exercised;

•        a majority of the members of our board of directors changes from those in office as of the date of Mr. Kapoor’s employment agreement or the effective date of the 2006 Plan (as applicable), except that the election of any new director whose election or nomination was approved by at least two-thirds of our incumbent directors will not be regarded towards a change in the majority for these purposes;

•        our dissolution or liquidation;

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•        the sale, transfer or other disposition of all or substantially all of our business or our assets; or

•        consummation of a reorganization, recapitalization, merger, consolidation or similar transaction with another entity which requires the approval of our stockholders; however, any such transaction will not be a change in control if after the transaction:

○	more than 50% of the total voting power of the resulting entity or its ultimate parent is represented by what were our outstanding voting securities before the transaction in substantially the same proportion among holders;

○	no person or group is or becomes the beneficial owner of more than 50% (50% or more in the 2006 Plan) of the total voting power of the outstanding voting securities eligible to elect members of our board of directors of the parent or surviving company; and

○	at least a majority of the members of our board of directors of the parent or surviving company following the transaction were our board members when our board first approved the transaction.

Death or Disability. If Mr. Kapoor’s employment terminates due to his death or is terminated by either the executive or us due to his disability, he (or his estate) will be entitled to a prorated portion of his projected bonus amount for the year of termination.

Post-Termination Health Benefits. When Mr. Kapoor’s employment ends for any reason other than termination by us for cause or a voluntary termination by the executive, we will pay on behalf of the executive and his eligible dependents the cost of continued coverage under our group health plan for 18 months in accordance with applicable U.S. federal law governing continuation of group health plan coverage (“COBRA”). These payments will end when the executive becomes eligible for comparable health benefits from a subsequent employer. If the executive elects coverage under COBRA, we have agreed to help him obtain an individual health policy at his cost when his COBRA coverage expires.

Noncompetition and Nonsolicitation Provisions. Mr. Kapoor is subject to confidentiality restrictions at all times, as well as noncompetition, nondisparagement, nonsolicitation and no-hire restrictions during his employment and for one year thereafter. However, if we do not renew Mr. Kapoor’s employment agreement term upon its scheduled expiration, the noncompetition restrictions will not apply unless we continue to pay him his base salary during the one-year noncompetition period.

Equity Award Treatment

If Mr. Kapoor’s employment ends at the expiration of the term of his employment agreement because we give a notice of nonrenewal of the term of that agreement, or if a change in control occurs (as defined in the 2006 Plan), any portion of his stock options that would have vested in the one-year period following the termination of employment or change in control (as applicable) will become vested on the termination date or the consummation of the change in control (as applicable).

If Mr. Kapoor’s employment is terminated by us without cause in specific contemplation of or following a change in control, or if Mr. Kapoor resigns for good reason following a change in control, his stock options and restricted stock units will become fully vested and exercisable. Mr. Kapoor will need to execute a standard release of employment-related claims in order for his stock option and restricted stock units to vest in such a case.

In quantifying potential payments for purposes of this disclosure, we have quantified our equity-based payments by using the closing price of our stock on December 31, 2014, which was $28.71.

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Indicative Payouts for Rohit Kapoor

The following table summarizes the amounts payable to Mr. Kapoor upon a change in control or termination of his employment with us on December 31, 2014:

Payments upon Termination	Death ($)	Disability ($)	Expiration of the Employment Terms ($)	Termination for Good Reason or Without Cause ($)	Change in Control ($)	Termination Without Cause Following Change in Control ($)	Termination for Good Reason Following Change in Control ($)	Termination Without Cause in Specific Contemplation of Change in Control ($)
Base salary payout	—	—	—	1,130,000	—	999,000	999,000	1,130,000
Bonus payout	535,760	535,760	—	535,760	—	—	—	—
Life insurance	—	—	3,929	3,929	3,929	3,929	3,929	3,929
Health insurance	25,127	25,127	25,127	25,127	—	25,127	25,127	25,127
Stock options (unvested and accelerated)	—	—	314,194	—	314,194	410,231	410,231	410,231
Restricted stock units (unvested and accelerated)	—	—	—	—	1,435,356	3,677,107	3,677,107	3,677,107
Performance restricted stock units (unvested and accelerated)	—	—	—	—	358,789	1,076,625	1,076,625	1,076,625

Please refer to page 31 of the Compensation Discussion and Analysis for a summary of the material revisions to Mr. Kapoor’s employment agreement made during the 2015 fiscal year.

Vishal Chhibbar

Either Mr. Chhibbar or we may terminate Mr. Chhibbar’s employment at any time (though Mr. Chhibbar must give us three months’ advance notice upon a termination without good reason). If Mr. Chhibbar’s employment with the Company is terminated by the Company without “cause” or by Mr. Chhibbar for “good reason,” as summarized below, Mr. Chhibbar will receive a cash severance payment equal to one times his total annual fixed compensation then in effect, paid in installments over a 12-month period.

On a “change in control” (as defined in the 2006 Plan), the vesting of all of Mr. Chhibbar’s outstanding equity awards will be advanced by one year. For example, if one of Mr. Chhibbar’s awards was vesting following Standard Graded Vesting and he had been 10% vested in the award immediately prior to the change in control, Mr. Chhibbar will be 30% vested in the award immediately after the change in control. In addition, all of Mr. Chhibbar’s outstanding equity awards will become fully vested if, following or in specific contemplation of a change in control, he is terminated without cause or if, following a change in control, he voluntarily terminates his employment for good reason.

Mr. Chhibbar’s severance payments and termination-related equity acceleration are subject to his execution of a release of claims against us. Mr. Chhibbar is subject to confidentiality restrictions at all times, as well as noncompetition, nondisparagement and nonsolicitation restrictions during his employment and for one year thereafter.

The definitions of “cause” and “good reason” described below apply to Messrs. Chhibbar, Bagai, de Villa and Bloom unless stated otherwise.

“Cause” will occur when:

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•          there is a final nonappealable conviction of, or pleading of no contest to, (1) a crime of moral turpitude which causes serious economic injury or serious injury to our reputation or (2) a felony;

•          the executive engages in fraud, embezzlement, gross negligence, self-dealing, dishonesty or other gross and willful misconduct which causes serious and demonstrable injury to us;

•          the executive materially violates any of our material policies;

•          the executive willfully and continually fails to substantially perform his duties (other than for reason of physical or mental incapacity) which continues beyond 15 days after we notify him in writing of his need to substantially improve his performance; provided that a failure to achieve performance objectives will not by itself constitute cause and no act or failure to act shall be considered “willful” unless done or failed to be done by the executive in bad faith and without a reasonable belief that his actions or omission was in our best interest;

•          the executive fails to reasonably cooperate in a governmental investigation involving us;

•          the executive materially, knowingly and intentionally fails to comply with applicable laws with respect to the execution of the Company’s business operations (subject to a presumption of good faith if the executive is following advice of counsel);

•          the executive fails to follow his supervisor’s (or our board of directors’) lawful instructions and does not remedy the failure for 15 days after we give him written notice; or

•          the executive’s use of alcohol or drugs materially interferes with the performance of his duties.

“Good reason” means, without the executive’s prior written consent:

•         the executive’s duties or responsibilities are substantially reduced, or he is required to report to anyone other than our board of directors, or our president and CEO (or in the case of Mr. de Villa, he is required to report to anyone other than our President, Global Client Services);

•         the executive’s title as our officer is adversely changed; however, if following a change in control (as defined in the 2006 Plan), his new title and authority are similar to his old title and authority, then any change in the executive’s title will not constitute a significant reduction in his duties and authorities;

•         the executive’s base salary or annual cash bonus opportunity is reduced, other than in connection with a proportionate reduction impacting all members of our executive committee; or

•         we breach any material term of the executive’s employment agreement or severance agreement.

If the executive plans to terminate his employment for good reason, he must notify us within 30 days following the date the executive first becomes aware of the circumstances giving rise to good reason and must allow us 30 days to remedy the problem (15 days for Mr. Chhibbar).

In quantifying potential payments for purposes of this disclosure, we have quantified our equity-based payments by using the closing price of our stock on December 31, 2014, which was $28.71.

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Indicative Payouts of Vishal Chhibbar

The following table summarizes the amounts payable to Mr. Chhibbar upon a change in control or termination of his employment with us on December 31, 2014:

Payments upon Termination	Death ($)	Disability ($)	Expiration of the Employment Terms ($)	Termination for Good Reason or Without Cause ($)	Change in Control ($)	Termination Without Cause Following Change in Control ($)	Termination for Good Reason Following Change in Control ($)	Termination Without Cause in Specific Contemplation of Change in Control ($)
Base salary payout	—	—	—	293,511	—	293,511	293,511	293,511
Bonus payout	—	—	—	—	—	—	—	—
Life insurance	—	—	—	—	—	—	—	—
Health insurance	—	—	—	—	—	—	—	—
Stock options (unvested and accelerated)	—	—	—	—	52,620	70,035	70,035	70,035
Restricted stock units (unvested and accelerated)	—	—	—	—	209,583	710,515	710,515	710,515
Performance restricted stock units (unvested and accelerated)	—	—	—	—	66,923	200,970	200,970	200,970
Government-required payouts(1)	38,100	38,100	—	38,100	—	38,100	38,100	38,100

(1)	Represents distributions under the Gratuity Plan, which is due to Mr. Chhibbar because he has earned over five years of credited service.

Pavan Bagai

Either Mr. Bagai or we may terminate Mr. Bagai’s employment at any time with one month’s notice (or pay one month’s salary in lieu of notice). If Mr. Bagai is terminated by us without “cause” (other than due to disability) at any time following a change in control or in specific contemplation of a change in control, or if Mr. Bagai resigns for “good reason” following a “change in control” (as defined in the 2006 Plan), Mr. Bagai will receive a cash severance payment equal to twelve months’ of his then-current annual fixed compensation, payable in twelve equal monthly installments.

On a change in control (as defined in the 2006 Plan), the vesting of all of Mr. Bagai’s outstanding equity awards will be advanced by one year. For example, if one of Mr. Bagai’s awards was following Standard Graded Vesting and he had been 10% vested in the award immediately prior to the change in control, Mr. Bagai will be 30% vested in the award immediately after the change in control. In addition, all of Mr. Bagai’s outstanding equity awards will become fully vested if, following or in specific contemplation of a change in control, he is terminated without cause or, following a change in control, he voluntarily terminates his employment for good reason.

Mr. Bagai’s severance payments and termination-related equity acceleration are subject to his execution of a waiver and release of claims against us. Mr. Bagai is subject to confidentiality restrictions at all times, as well as noncompetition and nonsolicitation restrictions for two years following termination of his employment.

In quantifying potential payments for purposes of this disclosure, we have quantified our equity-based payments by using the closing price of our stock on December 31, 2014, which was $28.71.

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Indicative Payouts for Pavan Bagai

The following table summarizes the amounts payable to Mr. Bagai upon a change in control or termination of his employment with us on December 31, 2014:

Payments upon Termination	Death ($)	Disability ($)	Expiration of the Employment Terms ($)	Termination for Good Reason or Without Cause ($)	Change in Control ($)	Termination Without Cause Following Change in Control ($)	Termination for Good Reason Following Change in Control ($)	Termination Without Cause in Specific Contemplation of Change in Control ($)
Base salary payout	—	—	—	317,309	—	317,309	317,309	317,309
Bonus payout	—	—	—	—	—	—	—	—
Life insurance coverage	—	—	—	—	—	—	—	—
Health insurance	—	—	—	—	—	—	—	—
Stock options (unvested and accelerated)	—	—	—	—	154,765	205,985	205,985	205,985
Restricted stock units (unvested and accelerated)	—	—	—	—	470,212	1,420,915	1,420,915	1,420,915
Performance restricted stock units (unvested and accelerated)	—	—	—	—	109,988	330,165	330,165	330,165
Government-required payouts(1)	64,072	64,072	—	64,072	—	64,072	64,072	64,072

(1)	Represents distributions under the Gratuity Plan, which is due to Mr. Bagai because he has earned over five years of credited service.

Rembert de Villa

Either Mr. de Villa or we may terminate Mr. de Villa’s employment at any time. If we terminate Mr. de Villa’s employment without “cause,” Mr. de Villa will receive a cash severance payment equal to three months of base salary, payable in accordance with our regular payroll practices. If Mr. de Villa is terminated by us without “cause” at any time following a “change in control” (as defined in the 2006 Plan) or in specific contemplation of a change in control, or if Mr. de Villa resigns for “good reason” after six months following a change in control, Mr. de Villa will receive (a) a one-time lump sum severance payment equal to three months of his then-current base salary and (b) beginning on the three-month anniversary of his termination, payment of his then-current base salary for nine months through our regular payroll practices. Beginning three months after his termination, Mr. de Villa is required to actively seek comparable employment, and upon subsequent employment, we will reduce his continued salary payments by any base salary Mr. de Villa receives from another employer during such severance period.

On a change in control (as defined in the 2006 Plan), the vesting of all of Mr. de Villa’s outstanding equity awards will be advanced by one year. For example, if one of Mr. de Villa’s awards was following Standard Graded Vesting and he had been 10% vested in the award immediately prior to the change in control, Mr. de Villa will be 30% vested in the award immediately after the change in control. In addition, all of Mr. de Villa’s outstanding equity awards will become fully vested if, following or in specific contemplation of a change in control, he is terminated without cause or if, following a change in control, he voluntarily terminates his employment for good reason.

Mr. de Villa’s severance payments and termination-related equity acceleration are subject to his execution of a waiver and release of claims against us. Mr. de Villa is subject to confidentiality restrictions at all times, as well as noncompetition and nonsolicitation restrictions for one year following termination of his employment.

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In quantifying potential payments for purposes of this disclosure, we have quantified our equity-based payments by using the closing price of our stock on December 31, 2014, which was $28.71.

Indicative Payouts for Rembert de Villa

The following table summarizes the amounts payable to Mr. de Villa upon a change in control or termination of his employment with us on December 31, 2014:

Payments upon Termination	Death ($)	Disability ($)	Expiration of the Employment Terms ($)	Termination for Good Reason or Without Cause ($)	Change in Control ($)	Termination Without Cause Following Change in Control ($)	Termination for Good Reason Following Change in Control ($)	Termination Without Cause in Specific Contemplation of Change in Control ($)
Base salary payout	—	—	—	97,500	—	390,000	390,000	390,000
Bonus payout	—	—	—	—	—	—	—	—
Life insurance coverage	—	—	—	—	—	—	—	—
Health insurance	—	—	—	—	—	—	—	—
Stock options (unvested and accelerated)	—	—	—	—	51,084	66,450	66,450	66,450
Restricted stock units (unvested and accelerated)	—	—	—	—	209,727	621,198	621,198	621,198
Performance restricted stock units (unvested and accelerated)	—	—	—	—	47,802	143,550	143,550	143,550

Nancy Saltzman

Either Ms. Saltzman or we may terminate Ms. Saltzman’s employment at any time (with 30 days advance notice). If we terminate Ms. Saltzman’s employment without “cause,” Ms. Saltzman will receive (a) a one-time lump sum severance payment equal to three months of her then-current base salary and (b) beginning on the three-month anniversary of her termination, payment of her then-current base salary for nine months through our regular payroll practices and (c) continued health and dental insurance benefits through the severance period (or, if earlier, until she and her dependents are covered under a subsequent employer’s plan). Beginning three months after her termination, Ms. Saltzman is required to actively seek comparable employment, and upon subsequent employment, we will reduce her continued salary payments by any base salary Ms. Saltzman receives from another employer during such severance period.

If Ms. Saltzman is terminated by us without “cause” at any time following a “change in control” (as defined in the 2006 Plan) or in specific contemplation of a change in control, or if Ms. Saltzman resigns for “good reason” after six months following a change in control, Ms. Saltzman will receive (a) the severance payments described above and (b) immediate vesting as of the termination date of any portion of restricted stock units which are unvested as of the termination date.

Ms. Saltzman’s severance payments and termination-related equity acceleration are subject to her execution of a waiver and release of claims against us. Ms. Saltzman is subject to confidentiality restrictions at all times, as well as noncompetition and nonsolicitation restrictions for one year following termination of her employment.

In quantifying potential payments for purposes of this disclosure, we have quantified our equity-based payments by using the closing price of our stock on December 31, 2014, which was $28.71.

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Indicative Payouts for Nancy Saltzman

The following table summarizes the amounts payable to Ms. Nancy Saltzman upon a change in control or termination of her employment with us on December 31, 2014:

Payments upon Termination	Death ($)	Disability ($)	Expiration of the Employment Terms ($)	Termination Without Cause ($)	Change in Control ($)	Termination Without Cause Following Change in Control ($)	Termination for Good Reason Following Change in Control ($)	Termination Without Cause in Specific Contemplation of Change in Control ($)
Base salary payout	—	—	—	325,000	—	325,000	—	—
Bonus payout	—	—	—	—	—	—	—	—
Life insurance coverage	—	—	—	—	—	—	—	—
Health insurance	—	—	—	8,802	—	8,802	—	—
Stock options (unvested and accelerated)	—	—	—	—	—	—	—	—
Restricted stock units (unvested and accelerated)	—	—	—	—	57,420	574,200	574,200	574,200
Performance restricted stock units (unvested and accelerated)	—	—	—	—	—	—	—	—

William A. Bloom

Mr. Bloom voluntarily resigned effective July 18, 2014 and was not entitled to nor did he receive any payments above already earned amounts (e.g. salary) as a result of his resignation.

Director Compensation for Fiscal Year 2014

The following table sets forth information for compensation earned in fiscal year 2014 by our non-executive directors:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)(4)	Option Awards ($)(3)(4)	All Other Compensation ($)		Total ($)
David Kelso	17,500	97,010	65,467	—		179,977
Clyde Ostler	85,000	55,070	—	—		140,070
Anne Minto	35,000	119,960	30,218	30,027	(7)	185,178
Som Mittal(8)	65,000	56,447	—	—		121,447
Mohanbir Sawhney	67,500	62,746	—	—		130,246
Garen Staglin (5)	117,534	213,999	—	18,000	(6)	331,533
Vikram Talwar(2)	—	—	—	—		—

(1)	Mr. Kapoor’s compensation during 2014 was based solely on his role as Vice Chairman and CEO, as disclosed in the “Summary Compensation Table for Fiscal Year 2014” beginning on page 34 and discussed in “Compensation Discussion and Analysis” beginning on page 17. He does not receive any additional compensation for his services as a director.

(2)	Mr. Talwar announced his retirement as a member of the Board effective as of February 5, 2014. Mr. Staglin succeeded Mr. Talwar as Chairman of the Board. Mr. Talwar agreed, pursuant to our letter agreement with him dated February 5, 2014, to provide consulting services for the period beginning February 5, 2014 through April 30, 2014 in order to support the transition of his

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Chairman position to Mr. Staglin. Mr. Talwar agreed not to receive any fees for these consulting services, other than continued vesting of his existing restricted stock unit grant during the service period.

(3)	Amounts reflect the aggregate grant date fair value of stock awards and option awards recognized for financial statement reporting purposes for the fiscal year ended December 31, 2014, in accordance with FASB ASC Topic 718 (disregarding any forfeiture assumptions). Assumptions used in the calculation of these amounts are included in footnotes 2 and 14 to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2015. Each director (other than Mr. Staglin) was granted only one stock award in 2014. Mr. Kelso and Ms. Minto were granted only one option award in 2014.

(4)	The outstanding equity awards held by our directors on December 31, 2014 is set forth on the table below:

Name	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	No. of Shares or Units of Stock That Have Not Vested
Vikram Talwar	—	—	—
David Kelso	68,253	—	3,208
Clyde Ostler	62,723	—	1,935
Anne Minto	3,093	—	4,000
Som Mittal	—	—	2,021
Mohanbir Sawhney	9,470	—	2,184
Garen Staglin	47,723	—	8,016

(5)	Mr. Staglin’s fees include a prorated fee of $2,466 for his service as Lead Director from January 1, 2014 - February 5, 2014 and $45,068 as prorated fee for service as Chairman from February 5, 2014 through the end of the year.

(6)	For Mr. Staglin, amount reflects our reimbursement for costs associated with secretarial services.

(7)	For Ms. Minto, amount reflects our reimbursement to her for tax planning fees ($30,027). The Company has agreed to pay a subsequent amount to Ms. Minto to gross up the reimbursement of tax planning fees so that the economic benefit to her was the same as if such benefit were provided on a non-taxable basis. The amount of such subsequent payment has not yet been determined.

(8)	Mr. Mittal received a reimbursement for tax planning fees in 2014. The Company has agreed to pay a subsequent amount to Mr. Mittal to gross up the reimbursement of such tax planning fees so that the economic benefit to him was the same as if such benefit were provided on a non-taxable basis. The amount of such subsequent payment has not yet been determined.

From January 1, 2014 through June 30, 2014, non-employee directors were eligible to receive an annual retainer fee in the amount of $45,000. Effective July 1, 2014, the annual retainer was increased to $55,000 per annum. The non-executive Chairman of our board of directors is eligible to receive an additional retainer of $150,000 which is paid $50,000 in cash and $100,000 in equity. The Lead Director of our board of directors (if there is a Lead Director serving at such time) is eligible to receive an additional annual fee of $25,000. New non-employee directors who join our board of directors during a calendar quarter are eligible to receive the full fee for such calendar quarter. From January 1, 2014 through June 30, 2014, the chairperson of our Audit Committee was eligible to receive an additional annual fee of $15,000, and other members of our Audit Committee were eligible to receive an additional annual fee of $10,000. The Chairpersons of committees other than our Audit Committee were eligible to receive an additional annual fee of $10,000, and members of committees other than our Audit Committee were eligible to receive an additional annual fee of $7,500. Effective July 1, 2014, the Audit Chairperson fee was increased to $20,000 per annum and the Chairperson fee for our other Committees was increased to $15,000 per annum. There are no additional fees payable for attendance at our board or committee meetings (whether in person, telephonic or otherwise). Each member of our board of directors may elect to receive all or a portion of his or her annual fees earned for service on our board of directors whether as part of the annual retainer or committee chairperson fee or otherwise, that would otherwise be payable in cash, in the form of a grant of stock options under the 2006 Plan. We make quarterly cash payments to our directors who elect to receive a portion of their director fees in the form of cash.

For 2014 directors who elected to receive any portion of their cash director fees in the form of stock options prior to the end of 2013 received a stock option grant effective as of the first business day of 2014. Each stock

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option grant (i) has a per share exercise price equal to the fair market value of a share of our common stock on the date of grant (which, under the 2006 Plan, is determined to be the average of the high and low prices on the trading day prior to the date of grant), (ii) vests and becomes exercisable on December 31 of the year in which the option is granted, subject to the director remaining as a member of our board through such date, and (iii) is otherwise subject to the terms and conditions of the 2006 Plan. The number of shares of our common stock subject to the stock option will be determined such that the Black-Scholes value (as determined by us) of the stock option is equal to the dollar amount of director fees the director is electing to receive as a stock option. Effective for calendar year 2015, we eliminated this option and all director fees will be paid in cash quarterly in arrears.

From January 1, 2014 through June 30, 2014, new non-employee directors who join our board of directors were eligible to receive restricted stock units representing 4,000 shares of our common stock and each non-employee director received a grant on the anniversary of his board service date of restricted stock units representing 4,000 shares of our common stock. Effective July 1, 2014, the Company decided to transition to making an annual grant to all directors with an approximate value of $100,000 on the date of the Annual Stockholders’ meeting. In order to transition to this new program, any director with an anniversary hire date between July 1, 2014 and the date of the 2015 Annual Stockholders’ meeting will receive a pro rata grant based upon the number of days between the anniversary date and the date of the Annual Stockholders’ meeting.

The grants provide that the restricted stock units will vest on the earliest of:

•	the first anniversary of the date of grant;

•	the date on which the director’s term as a member of our board of directors expires if the director is not subsequently elected to a new term on our board of directors; and

•	the occurrence of a “change in control,” as defined in the 2006 Plan.

Holders of restricted stock units do not receive the underlying shares of common stock until the units have vested and are settled. The restricted stock units issued to each of our non-employee directors will settle on the earliest of:

•	such director’s death;

•	180 days following the end of such director’s term on our board of directors; and

•	the occurrence of a “change in control,” as defined in the 2006 Plan that satisfies the requirements of Section 409A of the Code.

Risk and Compensation Policies

Our Compensation Committee has taken into account its discussions with management regarding our compensation practices and has concluded that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on us.

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PRINCIPAL STOCKHOLDERS

Unless otherwise indicated, the table below sets forth, as of March 16, 2015, information with respect to the beneficial ownership of our common stock by:

•	each of our directors and each of our named executive officers;

•	each person who is known to be the beneficial owner of more than 5% of our common stock; and

•	all of our current directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned as of March 16, 2015 are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 16, 2015. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the securities beneficially owned by such person as set forth opposite such person’s name.

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Shares	Percentage (%)(2)
FMR LLC(3)	4,239,903	12.4
Blackrock, Inc.(4)	2,740,430	8.0
Wasatch Advisors, Inc.(5)	2,760,477	8.0
Columbia Wanger Asset Management LLC(6)	2,530,500	7.4
Wellington Management Group, LLP(7)	2,272,636	6.6
Vanguard Group, Inc.(8)	2,115,813	6.2
TimesSquare Capital Management, LLC(9)	1,866,873	5.4
Rohit Kapoor(10)	1,883,882	5.5
Pavan Bagai(11)	123,781	*
William Bloom(12)	20,551	*
Vishal Chhibbar(13)	82,240	*
Rembert de Villa(14)	86,273	*
David B. Kelso(15)	73,253	*
Deborah Kerr	0	*
Anne E. Minto(16)	3,093	*
Som Mittal	0	*
Clyde W. Ostler(17)	62,723	*
Nancy Saltzman(18)	2.000	*
Dr. Mohanbir Sawhney(19)	9,470	*
Garen K. Staglin(20)	52,723	*
All current directors and executive officers as a group (15 persons)(21)	2,397,646	7.05

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each beneficial owner is c/o ExlService Holdings, Inc., 280 Park Avenue, 38th Floor, New York, New York 10017.

(2)	Based on 34,317,246 shares outstanding as of March 16, 2015.

(3)	Based on the Schedule 13G/A filed on February 13, 2015, FMR LLC had sole voting power with respect to 1,358,461 shares and sole dispositive power with respect to 4,923,903 shares. The business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(4)	Based on the Schedule 13G/A filed on January 12, 2015, BlackRock, Inc. had sole voting power with respect to 2,648,555 shares and sole dispositive power with respect to 2,740,430 shares. The business address of Blackrock, Inc. is 55 East 52nd Street, New York, New York 10022.

(5)	Based on the Schedule 13G/A filed on February 15, 2015. The business address of Wasatch Advisors Inc. is 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

(6)	Based on the Schedule 13G/A filed on February 11, 2015, Columbia Wanger Asset Management LLC had sole voting power with respect to 2,349,500 shares and sole dispositive power with respect to 2,530,500 shares. The business address of Columbia Wanger Asset Management LLC is 227 W Monroe Street, Suite 3000, Chicago, Illinois 60606.

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(7)	Based on the Schedule 13G/A filed on February 12, 2015, Wellington Management Group, LLC had shared voting power with respect to 2,066,989 shares and shared dispositive power with respect to 2,272,636 shares. The business address of Wellington Management Group, LLC c/o Wellington Management Company, LLP is 280 Congress Street, Boston, Massachusetts 02210.

(8)	Based on the Schedule 13G filed on February 9, 2015, Vanguard Group, Inc. had sole voting power with respect to 43,855 shares, sole dispositive power with respect to 2,075,258 shares and shared voting power with respect to 40,555 shares. The business address of Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(9)	Based on the Schedule 13G/A filed on February 10, 2015, TimesSquare Capital Management, LLC had sole voting power with respect to 1,833,003 shares and sole dispositive power with respect to 1,886,873 shares. The business address of TimesSquare Capital Management, LLC is 7 Times Square, 42nd Floor, New York, New York 10036.

(10)	As of March 16, 2015, Mr. Kapoor had sole voting and dispositive power with respect to 1,506,515 shares and shared voting and dispositive power with respect to 501,185 shares. The amount reported in the table above included 84,000 shares of our common stock owned indirectly by Mr. Kapoor through a spousal lifetime access trust. Mr. Kapoor’s spouse and Mr. Kapoor’s sister-in-law are the co-trustees of this trust and share dispositive and voting control over the shares in the trust. The amount reported in the table above also included 177,134 shares of our common stock owned indirectly by Mr. Kapoor through a three-year grantor retained annuity trust for which Mr. Kapoor is the sole trustee and 126,183 shares of our common stock owned indirectly by Mr. Kapoor through a two-year grantor retained annuity trust for which Mr. Kapoor is the sole trustee. The amount reported in the table above also included 84,000 shares of our common stock owned indirectly by Mr. Kapoor through a spousal lifetime access trust for Mr. Kapoor’s spouse. Mr. Kapoor and Mr. Kapoor’s sister-in-law are the co-trustees of this trust and share dispositive and voting control over the shares in the trust. The amount reported in the table above also included 333,185 shares of our common stock owned indirectly by Mr. Kapoor through a family trust. Barclays Wealth Trust (US), N.A. is the trustee of the family trust and Mr. Kapoor is the investment advisor to the trustee. The amount reported in the table above also included 667,025 shares of our common stock of which Mr. Kapoor has the right to acquire beneficial ownership within 60 days.

(11)	This amount includes 32,500 shares of our common stock of which Mr. Bagai has the right to acquire beneficial ownership within 60 days.

(12)	Mr. Bloom is an NEO pursuant to SEC rules for purposes of the compensation disclosures in this proxy statement, and accordingly is required to be included in this table. Information in this table related to Mr. Bloom is based on his Form 4 filed with the SEC on July 22, 2014.

(13)	This amount includes 76,689 shares of our common stock of which Mr. Chhibbar has the right to acquire beneficial ownership within 60 days.

(14)	This amount includes 81,900 shares of our common stock of which Mr. de Villa has the right to acquire beneficial ownership within 60 days.

(15)	This amount includes 68,253 shares of our common stock of which Mr. Kelso has the right to acquire beneficial ownership within 60 days.

(16)	This amount includes 3,093 shares of our common stock of which Ms. Minto has the right to acquire beneficial ownership within 60 days.

(17)	This amount includes 62,723 shares of our common stock of which Mr. Ostler has the right to acquire beneficial ownership within 60 days.

(18)	This amount includes 2,000 shares of our common stock of which Ms. Saltzman has the right to acquire beneficial ownership within 60 days.

(19)	This amount includes 9,470 shares of our common stock of which Mr. Sawhney has the right to acquire beneficial ownership within 60 days.

(20)	This amount includes 47,723 shares of our common stock of which Mr. Staglin has the right to acquire beneficial ownership within 60 days.

(21)	This amount includes an aggregate of 1,059,636 shares of our common stock of which our current directors and executive officers have the right to acquire beneficial ownership within 60 days.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Party Transactions

We review all transactions in which we, our directors and executive officers or their immediate family members and our 5% stockholders are participants to determine whether such persons have a direct or indirect material interest in such transactions. Our Code of Conduct and Ethics instructs our directors, officers and employees to report the facts and circumstances of any such transaction or potential transaction to our General Counsel or our Audit Committee. Our board of directors has adopted a policy regarding the review of potential related party transactions. Under this policy, our General Counsel will review the facts and circumstances of any covered transaction. If our General Counsel determines that the transaction involves a related party transaction and that the amount involved does not equal or exceed $120,000, our General Counsel will approve or disapprove the transaction. If our General Counsel determines that the transaction involves a related party transaction and that the amount involved equals or exceeds $120,000, our General Counsel will refer the transaction to our Audit Committee for approval. For each transaction, our General Counsel and Audit Committee, as applicable, will review all factors it considers appropriate, including, but not limited to, the nature of the related party transaction, the related party’s interest in the transaction and the material terms of the transaction, the importance of the transaction to us and to the related party and whether the transaction would impair the judgment of a director or executive officer to act in our best interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to us or a related person and which involve amounts exceeding $120,000 in the previous fiscal year are disclosed in our proxy statement.

Related Party Transactions

None.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the board of directors of ExlService Holdings, Inc. oversees and assists our board of directors in fulfilling its oversight responsibilities with respect to:

•	our accounting and financial reporting processes, including the integrity of the financial statements and other financial information provided by us to our stockholders, the public, any stock exchange and others;

•	our compliance with legal and regulatory requirements;

•	our registered independent public accounting firm’s qualifications and independence;

•	the audit of our financial statements; and

•	the performance of our internal audit function and independent registered public accounting firm.

In connection with these responsibilities, the Audit Committee met with management and Ernst & Young LLP to review and discuss the December 31, 2014 audited consolidated financial statements. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received written disclosures and the letter from Ernst & Young LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with Ernst & Young LLP the firm’s independence.

Based on the review and discussions referred to above, the Audit Committee approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for 2014.

AUDIT COMMITTEE Mr. Clyde W. Ostler (Chairman) Mr. David B. Kelso Ms. Deborah Kerr Dr. Mohanbir Sawhney

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PROPOSAL 1
ELECTION OF DIRECTORS

The Nominees

Our Nominating and Governance Committee has nominated, and our board of directors has designated, Ms. Kerr, Mr. Sawhney and Mr. Staglin to stand for election as Class III directors at the Annual Meeting. Messrs. Sawhney and Staglin are standing for re-election. Ms. Kerr was appointed since the last Annual Meeting of Stockholders and is standing for her first stockholder election. Ms. Kerr was identified and recommended to the Nominating and Governance Committee by a third-party search firm. The proxies given to the proxy holders will be voted or not voted as directed and, if no direction is given, will be voted FOR these three nominees. Our board of directors knows of no reason why any of these nominees should be unable or unwilling to serve. However, if for any reason any nominee should be unable or unwilling to serve, the proxies will be voted for any nominee designated by our board of directors to fill the vacancy.

General Information About Nominees

The age, tenure on our board of directors and committee membership, if any, of each nominee appears below. Information regarding the business experience during at least the last five years and directorships of other publicly owned corporations of each nominee can be found above under “Our Board of Directors.” Other information required with respect to any solicitation of proxies in connection with the election of directors is found elsewhere in this proxy statement.

Name	Age	Director Since	Committee/Position
Deborah Kerr	43	January 2015	Audit Committee Member Compensation Committee Member

Dr. Mohanbir Sawhney	51	November 2005	Nominating and Governance Committee Member Audit Committee Member

Garen K. Staglin	70	June 2005	Chairman of the Board Compensation Committee Member Nominating and Governance Committee Member

Required Vote

The affirmative vote of the plurality of votes cast in person or represented by proxy and entitled to vote at the Annual Meeting will elect the three nominees as Class III directors for the specified three-year term. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Our board of directors recommends a vote FOR the election of Ms. Kerr, Mr. Sawhney and Mr. Staglin as Class III directors of the Company.

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PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP as the independent registered public accounting firm to audit our and our subsidiaries’ books, records and accounts for the fiscal year 2015. Our board of directors has endorsed this appointment. Ratification of the selection of Ernst & Young LLP by our stockholders is not required by law. However, as a matter of good corporate practice, such selection is being submitted to our stockholders for ratification at the Annual Meeting. If our stockholders do not ratify the selection, our board of directors and our Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but may nonetheless retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may change such appointment at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders. Ernst & Young LLP audited our consolidated financial statements for fiscal years 2014 and 2013. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following is a summary of the fees billed to us by Ernst & Young LLP for professional services rendered for fiscal years 2014 and 2013:

Fee Category	Fiscal 2014	Fiscal 2013
	(in thousands)
Audit Fees	$1,302	$1,095
Audit-Related Fees	211	156
Tax Fees	10	33
All Other Fees	3	—
Total Fees	$1,526	$1,284

Audit Fees. Consist of fees billed for professional services rendered for the audit of our consolidated financial statements, including the audit of effectiveness of internal control over financial reporting and review of our consolidated financial statements included in our quarterly reports or services that are normally provided by our registered independent public accountants in connection with statutory or regulatory filings or engagements for those fiscal years.

Audit-Related Fees. Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include SSAE 16 service organization audits, information systems audits, accounting or tax due diligence and federal reserve and tax certification for Indian legal entities.

Tax Fees. Consist primarily of fees for other tax filing or advisory projects.

All Other Fees. Consist of fees billed for products and services other than as reported above.

Our Audit Committee pre-approves and is responsible for the engagement of all auditing services provided by our independent registered public accountants and all non-auditing services to be provided by such accountants to the extent permitted under Section 10A of the Exchange Act, including all fees and other terms of engagement. Our Audit Committee may delegate the authority to pre-approve audit and permitted non-audit services between meetings of our Audit Committee to a designated member of our Audit Committee, provided that the decisions made by such member are presented to our full Audit Committee for ratification at its next scheduled meeting.

All of the fees paid to Ernst & Young LLP in 2014 and 2013 were pre-approved by the Audit Committee.

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Required Vote

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment.

Our board of directors recommends a vote FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm.

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PROPOSAL 3
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), our stockholders are being provided with an advisory (non-binding) vote on the compensation of our executive officers. Although the vote is advisory and is not binding on the board of directors, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We refer to this non-binding advisory vote as the “say-on-pay” vote.

At the 2011 Annual Meeting of Stockholders, our stockholders voted on a proposal relating to the frequency of the “say-on-pay” vote. We recommended, and our stockholders approved on an advisory, non-binding basis, an annual say-on-pay vote. Accordingly, we include this advisory vote each year as a regular part of each Annual Meeting of Stockholders, and the next such advisory vote will occur at next year’s Annual Meeting of Stockholders.

Our board of directors is committed to corporate governance best practices and recognizes the significant interest of stockholders in executive compensation matters. As discussed in the Compensation Discussion and Analysis, our board of directors believes that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our executive officers with those of our stockholders. For example, the bulk of our annual incentive bonuses are earned based on achievement of two core financial metrics: Adjusted EPS and revenues. As we discuss in greater detail in our Compensation Discussion and Analysis, these financial metrics focus our named executive officers on top-line revenues and bottom-line earnings that are likely to make meaningful contributions to our future financial performance. We believe rewarding our executives with incentive pay based on achievement of these three financial metrics closely aligns management with the interests of our stockholders.

In addition, our philosophy places more emphasis on variable elements of compensation (such as incentive bonuses and equity-based compensation) than fixed remuneration.

Our stockholders have the opportunity to vote for, against or abstain from voting on the following resolution:

“Resolved, that the stockholders approve on an advisory basis the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement).”

The above-referenced disclosures related to the compensation of our named executive officers appear beginning at page 17 of this proxy statement.

Required Vote

The approval of the compensation of our named executive officers requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” the approval of the compensation of our named executive officers.

Our board of directors recommends a vote FOR the approval on an advisory basis of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement).

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PROPOSAL 4
APPROVAL OF THE 2015 AMENDMENT AND RESTATEMENT OF
THE 2006 OMNIBUS AWARD PLAN

You are being asked to approve the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan (the “2015 Plan”), which amends and restates the 2006 Omnibus Award Plan (the “2006 Plan”) to increase the total number of shares reserved for grants of awards under the 2015 Plan by 1.7 million shares and make certain other changes to the 2006 Plan as described below. A copy of the 2015 Plan, reflecting the increased overall share pool and other amendments is attached as Annex A hereto. For purposes of clarity, the terms of the 2006 Plan shall continue to govern all awards granted under the 2006 Plan.

The 2006 Plan was originally adopted in 2006 and has been previously approved twice by stockholders, most recently last year at the 2014 Annual Meeting of Stockholders. Like the 2006 Plan, the 2015 Plan is designed to provide a means by which the Company may attract and retain key individuals and to provide a means by which such individuals can acquire ownership in our Company and earn incentive compensation.

The closing price of our stock as reported by NASDAQ on March 16, 2015 was $35.59 per share.

Key Features of the 2006 Plan Retained in the 2015 Plan

•	The 2015 Plan has a minimum performance period of 1 year over which the attainment of one or more performance goals may be measured for the purpose of determining a participant’s right to the payment of a performance compensation award.
•	The 2015 Plan does not contain a “liberal” change in control definition.
•	The 2015 Plan allows us to grant a variety of types of awards, including: options, SARs, restricted stock and restricted stock units (time-vested or performance-vested), other stock awards and cash-based awards.
•	The 2015 Plan provides for administration by our Compensation Committee (or independent members of our Board of Directors).
•	Awards are subject to our general clawback policy (our 2015 Plan makes an explicit reference to said policy).

Additional Key Features of the 2015 Plan

•	The annual value of awards granted to our non-employee directors is capped.
•	The 2015 Plan explicitly prohibits Company cash buyouts of underwater options or SARs.
•	Dividends or dividend equivalents may not be paid on unearned shares of restricted stock or restricted stock units under the 2015 Plan.
•	The 2015 Plan adds flexible share usage provisions.
•	Increases the maximum number of shares and amounts payable to participants under performance compensation awards designed to be tax deductible under Section 162(m) of the Code.

Grant Practices

The Company has moved from granting a mix of options and restricted stock units, to solely granting restricted stock units.  Restricted stock units (“RSUs”) as full-value awards are less dilutive to stockholders as the Company may grant fewer of such awards to achieve the intended economic effect. Our RSU awards are generally made up of time-vested RSUs that vest over a four year-period and performance-vested RSUs that are earned based on a three year performance period.  We do not anticipate making any materials changes in our grant practices; however, we have determined to remove the banking feature described under “Compensation and Discussion Analysis – Long-Term Equity Incentives” on page 28 from revenue-based performance restricted stock units granted in fiscal year 2016.

Our gross average share usage rate, sometimes referred to as burn rate, over the three years ended December 31, 2014 (calculated as equity-based awards granted under our equity compensation plan for the relevant year, divided by average basic common shares outstanding for that year) is approximately 2.2%. The burn rate net of forfeitures is approximately 1.5%. Based on the gross average share usage rate of 2.2%, the 0.8 million shares and

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shares available for future grants under the 2006 Plan as of March 16, 2015 should enable us to continue to grant equity as a portion of employee compensation for the next one year.

The potential dilution resulting from issuing all of the additional 1.7 million shares authorized under the 2015 Plan, which when combined with shares subject to outstanding awards under the 2006 Plan and shares that were available for future grants under the 2006 Plan which will be rolled into the 2015 Plan’s share reserve, in both cases, as of March 15, 2015, would be 14% on a fully-diluted basis. No additional awards will be made under the 2006 Plan following the effectiveness of the 2015 Plan.

Forecasted Share Usage

Awards under the 2015 Plan are determined by the Compensation Committee in its discretion. It is therefore not possible to predict the awards that will be made to particular officers, employees or directors in the future under the 2015 Plan. Certain grants of equity awards may be earned by our named executive officers pursuant to their employment agreements if certain performance criteria are met (as described under “Employment Agreements” above), and pursuant to our current director compensation program, our non-employee directors are awarded restricted stock units representing $100,000 per year (as described under “Director Compensation for Fiscal Year 2014” above).

Summary of the 2015 Plan

General. We adopted the 2015 Plan in April 2015, subject to and effective upon the approval of our stockholders. The following is a summary of the material aspects of the 2015 Plan. This summary is subject to the more complete description of the terms and conditions of the 2015 Plan contained the full text of the 2015 Plan, which is attached hereto as Annex A.

Purpose. The purpose of the 2015 Plan is to provide a means through which we and our affiliates may attract capable persons to enter and remain in our employ and to provide a means whereby our employees, directors and consultants can acquire and maintain ownership of our common stock, thereby strengthening their commitment to our welfare, the welfare of our affiliates and promoting a common interest between stockholders and these employees. The 2015 Plan is an omnibus document authorizing the establishment of sub-plans which enables us to offer awards to our employees in non-U.S. jurisdictions, subject to compliance with local laws applicable to the offering of awards to such employees.

Administration. The 2015 Plan is administered by a committee, which may be the independent members of our board of directors or our Compensation Committee. Our Compensation Committee currently administers the 2015 Plan. It is intended, but not required, that the directors appointed to serve on our Compensation Committee be “Non-Employee Directors” (within the meaning of Rule 16b-3 under the Exchange Act) and “Outside Directors” within the meaning of Section 162(m) of the Code, to the extent Rule 16b-3 and Section 162(m) are applicable. However, if a Compensation Committee member fails to qualify under these requirements it will not invalidate any award that is otherwise validly granted under the 2015 Plan. Subject to the terms of the 2015 Plan, the Compensation Committee has the authority to grant awards, to determine the number of shares of our common stock for which each award may be granted and to determine any terms and conditions pertaining to the exercise or to the vesting of each award. The Compensation Committee has the power, in its sole discretion, to accelerate the exercisability of any option and to remove any restriction on any restricted stock or restricted stock unit granted under the 2015 Plan. The Compensation Committee also has full power to construe and interpret the 2015 Plan and any award agreement executed pursuant to the 2015 Plan and to establish, amend, suspend or waive any rules for the proper administration of the 2015 Plan. The determination of the Compensation Committee on all matters relating to the 2015 Plan or any award agreement will be conclusive.

Eligibility. Our officers, employees, directors and consultants and those of our subsidiaries or affiliates (a total of approximately 22,000 individuals) are eligible to be designated as participants under the 2015 Plan. The Compensation Committee has the sole and complete authority to determine the participants to whom awards will be granted under the 2015 Plan, subject to certain limitations described below.

Number of Shares Authorized. Under the 2015 Plan, awards for a total of (x) the number of shares of our common stock available for grant under the 2006 Plan as of immediately prior to the effective date of the 2015 Plan,

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plus (y) 1,700,000 new shares of our common stock, may be granted in the aggregate. As of March 15, 2015, 822,295 shares were still available for grant under the 2006 Plan. As of March 15, 2015, options to purchase 1,333,647 shares of our common stock were issued and outstanding with a weighted average exercise price of $16.24 and an average term of options of 4.24 years, and we had outstanding 1,514,614 full value awards (i.e., restricted shares, restricted stock units, deferred stock units, etc.) of common stock under our 2006 Plan. No person may be granted awards of options and/or stock appreciation rights, or SARs, during any calendar year with respect to more than 500,000 shares of common stock. The maximum performance compensation award payable to any one participant under the 2015 Plan for a performance period is 500,000 shares of common stock (or the cash equivalent). The maximum amount payable in any calendar year to any participant pursuant to a cash bonus under our 2015 Plan is $10,000,000. As described more fully in the 2015 Plan, if an award (including awards granted under our 2006 Plan) expires or terminates or is forfeited or if any option terminates, expires or lapses without being exercised, the number of shares previously subject to such award will again be available for future grant. In addition, shares delivered or withheld in satisfaction of the option exercise price or applicable tax withholding obligations with respect to an award (including awards granted under our 2006 Plan) will also be available for future grants. Likewise, awards made pursuant to an assumed or substituted award as part of an acquisition will not be counted against the share reserve. Shares available under a pre-existing plan of an entity we acquired may be granted under the 2015 Plan, subject to applicable listing exchange requirements, and will not count against the share reserve.

In the event of changes in the outstanding stock or capital structure of the Company (such as by reason of a stock split, recapitalization or other transactions or events as described in the 2015 Plan), awards granted under the 2015 Plan as well as the maximum number of shares of our common stock which may be delivered pursuant to the 2015 Plan or to any one individual, shall be subject to adjustment or substitution, as determined by the Compensation Committee in its sole discretion, as to the number, price or kind of a share of common stock or other consideration subject to such award, or as otherwise determined by the Compensation Committee to be equitable.

The 2015 Plan will have a term of ten years from the date it is approved by our stockholders and no further awards may be granted after that date.

Terms and Conditions of Awards. Under the 2015 Plan, the Compensation Committee may grant awards of nonqualified stock options, or NSOs, incentive stock options, or ISOs, SARs, restricted stock, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing. The Compensation Committee may, but is not required to, provide in an award agreement that there will be a vesting acceleration or payout of the award upon a change in control, as defined in the 2015 Plan.

Options. The Compensation Committee is authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. An option provides a participant with the right to purchase, within a specified period of time, a stated number of shares of our common stock at the price specified in the award agreement. Options granted under the 2015 Plan will be subject to the terms, including the exercise price and the conditions and timing of exercise, not inconsistent with the 2015 Plan, determined by the Compensation Committee and specified in the applicable award agreement or thereafter. The maximum term of an option granted under the 2015 Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a 10.0% stockholder).

The exercise price per share paid by a participant will be determined by the Compensation Committee at the time of grant but will not be less than 100.0% of the fair market value of one share on the date the option is granted (or no less than 110.0% of such fair market value in the case of an ISO granted to an employee who is a 10.0% stockholder), with the exception of options granted as substitute awards. Payment in respect of the exercise of an option may be made in cash or by check, except that the Compensation Committee may, in its discretion, allow such payment to be made by surrender of unrestricted shares of our common stock (at their fair market value on the date of exercise), or by such other method as the Compensation Committee may determine and that is permitted by law. The Compensation Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism. The Compensation Committee may also establish rules permitting the deferral of shares of our common stock upon the exercise of options for tax planning purposes. Unless otherwise provided in the award agreement, if, on the expiration date set forth in the award agreement, the option has not yet been exercised and the fair market value (on the expiration date) exceeds the exercise price, the option will be deemed to have been exercised on such date.

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SARs. Our Compensation Committee will be authorized to award SARs under the 2015 Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares of our common stock or a combination of the foregoing, the appreciation, if any, in the value of one share of our common stock over a certain period of time. An option granted under the 2015 Plan may include SARs, either on the date of grant or, except in the case of an ISO, by subsequent amendment. The Compensation Committee may also award SARs to a participant independent of the grant of an option. SARs granted in connection with an option will become exercisable, be transferable and will expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding option. If SARs are granted independent of an option, the SARs will become exercisable, be transferable and will expire in accordance with the vesting schedule, transferability rules and the expiration provisions established by the Compensation Committee and reflected in the award agreement. Unless otherwise provided in the award agreement, if, on the expiration date set forth in the award agreement, the SAR has not yet been exercised and the fair market value (on the expiration date) exceeds the exercise price, the SAR will be deemed to have been exercised on such date and payment in respect of the SAR will be made.

No Repricing. Other than in connection with equitable adjustments for certain corporate events or in connection with a change in control event, the 2015 Plan prohibits the repricing of stock options or SARs awarded under the 2015 Plan and the cash buyout of underwater stock options or SARs without stockholder approval.

Restricted Stock. Our Compensation Committee will be authorized to award restricted stock under the 2015 Plan. An award of restricted stock is a grant of shares subject to conditions and restrictions set by the Compensation Committee. The grant or the vesting of an award of restricted stock may be conditioned upon service to us or our affiliates or upon the attainment of performance goals or other factors, as determined in the discretion of the Compensation Committee. The Compensation Committee may also, in its discretion, provide for the lapse of restrictions imposed upon an award of restricted stock. Holders of an award of restricted stock will have, with respect to the restricted stock granted, all of the rights of a stockholder, including the right to vote and to receive dividends; however, any dividends paid with respect to unvested shares will be withheld by the Company and only paid (with interest, if applicable, credited to such dividends) to the participant (or his beneficiary) if the underlying shares become vested. Dividends may also be reinvested in shares of restricted stock subject to the same conditions and restrictions as the restricted stock to which the dividends relate.

Restricted Stock Units. The Compensation Committee is authorized to award restricted stock units to participants. The Compensation Committee establishes the terms, conditions and restrictions applicable to each award of restricted stock units, including the time or times at which restricted stock units will be granted or vested and the number of units to be covered by each award. The terms and conditions of each restricted stock award will be reflected in a restricted stock unit agreement. Each restricted stock unit (representing one share of our common stock) awarded to a participant will be credited with an amount equal to the cash or stock dividends paid by us in respect of one share of our common stock (“dividend equivalents”). Dividend equivalents will be withheld by us for the participant’s account and interest (if applicable) may be credited on such dividend equivalents withheld at rate to be determined by the Compensation Committee. Upon expiration of the vesting period with respect to any restricted stock units covered by a restricted stock award, we will deliver to the participant or his beneficiary (i) one share of our common stock or, at the election of the Compensation Committee, an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned for each restricted stock unit with respect to which the vesting period has expired and (ii) cash or shares of common stock equal to the dividend equivalents credited to the restricted stock unit and any interest accrued thereon. Dividend equivalents may also be reinvested in additional restricted stock units subject to the same conditions and restrictions as the restricted stock units to which the dividend equivalents relate.

With respect to an award of restricted stock or restricted share units that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the timing, establishment and adjustment of performance goals will be implemented by the Compensation Committee in a manner designed to preserve the treatment of such award as “performance-based compensation” for purposes of Section 162(m) of the Code.

Stock Bonus Awards. The Compensation Committee may, in its discretion, grant an award of unrestricted shares of our common stock, including, without limitation, fully-vested deferred stock units, either alone or in tandem with other awards, under such terms and conditions as the Compensation Committee in its sole discretion

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may decide. A stock bonus award shall be granted as, or in payment of, a bonus, or to provide special incentives or recognize special achievements or contributions.

Performance Criteria. The Compensation Committee may, in its discretion, condition the vesting of any award granted under the 2015 Plan upon the satisfaction of certain performance goals. To the extent an award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the performance goals will be established by the Compensation Committee with reference to one or more performance criteria set forth in the 2015 Plan, either on a Company-wide basis or, as relevant, in respect of one or more of our affiliates, divisions or operational units.

Performance Compensation Awards. The Compensation Committee may grant any award under the 2015 Plan in the form of a performance compensation award by conditioning the vesting of the award on the satisfaction of certain performance goals. The Compensation Committee may establish these performance goals with reference to one or more of the following:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);
•	net revenue or net revenue growth;
•	gross revenue;
• •	new client revenue gross profit or gross profit growth;
•	net operating profit (before or after taxes);
•	return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales);
•	cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital);
•	earnings before or after taxes, interest, depreciation, and amortization;
•	gross or operating margins;
•	productivity ratios;
•	share price (including, but not limited to, growth measures and total stockholder return);
•	expense targets;
•	margins;
•	operating efficiency;
•	objective measures of customer satisfaction;
•	working capital targets;
•	measures of economic value added;
•	inventory control; and
•	enterprise value.

Transferability. Generally, each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative, and such award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution.

The Compensation Committee may, in its discretion, however, provide that awards granted under the 2015 Plan that are not ISOs may be transferred by a participant without consideration to certain “permitted transferees” (as defined in the 2015 Plan), pursuant to the terms of the 2015 Plan and rules adopted by the Compensation Committee.

Amendment. Our board of directors may amend, alter, suspend, discontinue, or terminate the 2015 Plan or any portion thereof at any time. No such action may be taken, however, without stockholder approval if such approval is necessary to comply with any regulatory requirement and no such action that would impair any rights under any previous award will be effective without the consent of the person to whom such award was made. In addition, the Compensation Committee is authorized to amend the terms of any award granted under the 2015 Plan if the amendment would not impair the rights of any participant without his or her consent. However, other than in

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connection with equitable adjustments for certain corporate events or in connection with a change in control event, no amendment may reduce the exercise price of an option or SAR, cancel an existing option or SAR and replace it with a new option or SAR having a lower exercise price, or take any other action, that would result in such option or SAR being considered “repriced” for purposes of our proxy statement, or that would result in the option being accounted for under the variable method of accounting, without stockholder approval of such amendment. In addition, in no event may the Company buyout for cash any option or SAR whose exercise price on the date of purchase exceeds the fair market value of the Company’s stock.

U.S. Federal Income Tax Consequences. The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the 2015 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options. The Code requires that, for treatment of an option as a qualified option, shares of our common stock acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a nonqualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b),

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the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for the value of any shares which may be subsequently forfeited. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards. A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the award is made over the amount the participant paid for such shares, if any. We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m). In general, as noted above, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and its three other officers (other than its chief financial officer) whose compensation is required to be disclosed in its proxy statement, subject to certain exceptions. The 2015 Plan is intended to satisfy an exception with respect to grants of options and SARs to covered employees. In addition, the 2015 Plan is designed to permit certain awards of restricted stock, restricted stock units and other awards (including cash bonus awards) to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code. Notwithstanding the foregoing, Section 162(m) of the Code contains complex and detailed provisions and the Company cannot guarantee that any awards will in fact be deductible under such provisions.

New Plan Benefits. It is not possible at this time to determine the benefits that will be received by executive officers, by other employees or by outside directors under the 2015 Plan if the plan is approved by the stockholders. Such benefits will depend on future actions of the Compensation Committee or the Board, the fair market value of our common stock at various future dates, the extent to which performance goals set by the Compensation Committee are met, and/or the individual performance of the particular executive officer or employee.

Required Vote

The approval of the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” the proposal.

Our board of directors recommends a vote FOR the approval of the 2015 Amendment and Restatement of the 2006 Omnibus Award Plan.

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Equity Compensation Plan Information

The following table provides information as of December 31, 2014 with respect to the shares of our common stock that may be issued under our existing equity compensation plans. For a description of our equity compensation plans, please see footnote 14 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2015 .

Plan Category	Number of Securities to be Issued Upon Exercise/Vesting of Outstanding Equity Awards*	Weighted Average Exercise Price of Outstanding Options	Number of Securities Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans that have been approved by security holders	2,893,270	$16.23	1,282,796
Equity compensation plans not approved by security holders	—	—	—
Total	2,893,270	$16.23	1,282,796

*

This includes Outstanding options and unvested Restricted Stock Units. Refer to footnote 14 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2015 for further details.

As of March 15, 2015, 822,295 shares were still available for grant under the 2006 Plan. As of March 15, 2015, options to purchase 1,333,647 shares of our common stock were issued and outstanding with a weighted average exercise price of $16.24 and an average term of options of 4.24 years, and we had outstanding 1,514,614 full value awards (i.e., restricted shares, restricted stock units, deferred stock units, etc.) of common stock under our 2006 Plan.

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STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

If a stockholder wishes to present a proposal to be included in our Proxy Statement for our 2016 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal must be received by the Corporate Secretary of the Company no later than January 1, 2016. Proposals we receive after that date will not be included in the Proxy Statement. We urge stockholders to submit proposals by certified mail, return receipt requested.

A stockholder proposal will not be included in our Proxy Statement for the 2016 Annual Meeting of Stockholders and will be ineligible for presentation at the 2016 Annual Meeting of Stockholders unless the stockholder gives timely notice of the proposal in writing to the Corporate Secretary of the Company at the principal executive offices of the Company. Under our by-laws, in order for a matter to be deemed properly presented by a stockholder, timely notice must be delivered to us, or mailed and received by us, not less than 90 nor more than 120 days prior to the first anniversary date of the 2015 Annual Meeting of Stockholders. This year such notice must be delivered no later than March 21, 2016 and no earlier than February 19, 2016. The stockholder’s notice must set forth, as to each proposed matter, the following: (i) the name and record address of the stockholder and/or beneficial owner proposing such business, as they appear on our books, (ii) the class and number of shares of stock held of record and beneficially owned by such stockholder and/or such beneficial owner, (iii) a representation that the stockholder is a holder of record of our stock entitled to vote at the subject Annual Meeting of Stockholders and intends to appear in person or by proxy at such Annual Meeting of Stockholders to propose such business, (iv) a brief description of the stockholder business desired to be brought before such Annual Meeting of Stockholders, the text of the proposal (including the text of any resolutions proposed for consideration) and, in the event that such business includes a proposal to amend our by-laws, the language of the proposed amendment, and the reasons for conducting such stockholder business at such Annual Meeting of Stockholders, (v) any material interest of the stockholder and/or beneficial owner in such stockholder business and (vi) all other information that would be required to be filed with the SEC if the person proposing such stockholder business were a participant in a solicitation subject to Section 14 of the Exchange Act. The presiding officer of such Annual Meeting of Stockholders may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

You may obtain a copy of the SEC’s current rules for submitting stockholder proposals from the SEC at:

U.S. Securities and Exchange Commission

Division of Corporation Finance

100 F. Street, N.E.

Washington, DC 20549

or through the SEC’s Internet website at www.sec.gov.

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MISCELLANEOUS

Unless specified elsewhere, certain U.S. dollar figures in this proxy statement have been converted from Indian rupees at a rate of 63.03 Indian rupees to $1.00, the Indian rupee to U.S. dollar exchange rate in effect as on December 31, 2014.

Delivery of Documents to Stockholders Sharing an Address

If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank, trust or other nominee may only deliver one copy of this proxy statement and our 2014 Annual Report to multiple stockholders who share an address unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and our 2014 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, should submit this request to our investor relations department through our website at www.exlservice.com. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank, trust or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Electronic Access to Proxy Statement and Annual Report

This proxy statement and our 2014 Annual Report on Form 10-K may be viewed on our website at www.exlservice.com and at www.proxyvote.com by following the instructions provided in the Internet Notice. If you are a stockholder of record, you can elect to access future annual reports and proxy statements electronically by marking the appropriate box on your proxy form. If you choose this option, you will receive a proxy form in mid-May listing the website locations and your choice will remain in effect until you notify us by mail that you wish to resume mail delivery of these documents. If you hold your common stock through a bank, broker or another holder of record, refer to the information provided by that entity for instructions on how to elect this option.

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OTHER MATTERS

Our board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

Whether or not you intend to be present at the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors, Nancy Saltzman Executive Vice President, General Counsel and Corporate Secretary

New York, New York

April 30, 2015

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC, as well as copies of exhibits to the Annual Report on Form 10-K, but for copies of exhibits will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to ExlService Holdings, Inc., 280 Park Avenue, 38th Floor, New York, New York 10017, Attention: Investor Relations. The request must include a representation by the stockholder that as of April 23, 2015, the stockholder was entitled to vote at the Annual Meeting.

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Annex A

ExlService Holdings, Inc.

2015 AMENDMENT AND RESTATEMENT

OF THE

2006 OMNIBUS AWARD PLAN

1.	Purpose

The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and its Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and promoting an identity of interest between stockholders and these persons.

This Plan document is an omnibus document which includes, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Phantom Stock Awards, Stock Bonuses and Performance Compensation Awards, or any combination or variation of the foregoing.

The Plan is an amendment and restatement of the ExlService Holdings, Inc. 2006 Omnibus Award Plan (the “Original Plan”) and is effective upon the date approved by the Company’s stockholders and the terms of the Plan shall apply to all Awards granted on or after the Plan’s effectiveness. For purposes of clarity, the terms of the Original Plan shall continue to govern all awards granted under the Original Plan.

2.	Definitions

The following definitions shall be applicable throughout the Plan.

(a)           “Affiliate” means (i) any entity that directly or indirectly is controlled by, controls or is under common control with the Company and (ii) to the extent provided by the Committee, any entity in which the Company has a significant equity interest.

(b)           “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Stock Award, Stock Bonus or Performance Compensation Award granted under the Plan.

(c)           “Award Agreement” means an agreement pursuant to which an Award is granted.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Cause” shall mean, unless in the case of a particular Award the applicable Award Agreement states otherwise, the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or, in the absence of such an employment, consulting or other agreement, upon (i) the good faith determination by the Committee that the Participant has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or

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injury), which failure amounts to an intentional and extended neglect of his duties to such party, provided that no such failure shall constitute Cause unless the Participant has been given notice of such failure (if cure is reasonably possible) and has not cured such act or omission within 15 days following receipt of such notice, (ii) the Committee’s good faith determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or an Affiliate, (iii) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (iv) the consistent failure of the Participant to follow the lawful instructions of the Board or his direct superiors, which failure amounts to an intentional and extended neglect of his duties to such party, or (v) in the case of a Participant who is a non-employee director, the Participant ceasing to be a member of the Board in connection with the Participant engaging in any of the activities described in clauses (i) through (iv) above.

(f)          “Change in Control” shall, unless in the case of a particular Award the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)            the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition which complies with clauses (A), (B) and (C) of subsection (v) of this Section 2(f) or (IV) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(ii)           individuals who, on the date hereof, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of a registration statement of the Company describing such person’s inclusion on the Board, or a proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii)          the dissolution or liquidation of the Company;

(iv)          the sale, transfer or other disposition of all or substantially all of the business or assets of the Company; or

(v)           the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company, or one or more

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Designated Holders), is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

(g)          “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(h)          “Committee” means the Compensation Committee of the Board, or if the Board is acting as the Committee, the individuals constituting Eligible Directors of the Board.

(i)           “Common Stock” means the Series B Common Stock, par value $0.001 per share, of the Company and any stock into which such common stock may be converted or into which it may be exchanged.

(j)           “Company” means ExlService Holdings, Inc. and any successor thereto.

(k)          “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award Agreement.

(l)           “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(m)         “Disability” means, unless in the case of a particular Award the applicable Award Agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced, as determined by the Committee based upon medical evidence acceptable to it.

(n)         “Effective Date” means the date on which this Plan is approved by the Company’s stockholders.

(o)         “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an “outside director” within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder, and (iii) an “independent director” under the rules of the stock exchange on which the Stock is listed or the National Association of Securities Dealers Automated Quotation System (the “Nasdaq”), as applicable; provided, however, that clause (ii) shall apply only with respect to grants of Awards with respect to which the Company’s tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

(p)         “Eligible Person” means any (i) individual regularly employed by the Company or Affiliate who satisfies all of the requirements of Section 6; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate or (iii) consultant or advisor to the Company or an Affiliate who may be offered securities pursuant to Form S-8.

(q)         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(r)          “Fair Market Value,” on a given date, means (i) if the Stock is listed on a national securities exchange, the closing price reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the Nasdaq National Market on a last sale basis, the last sale price on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the Nasdaq on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

(s)         “Incentive Stock Option” means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth herein.

(t)          “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 11(d)(iv) of the Plan; provided, that the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(u)         “Nonqualified Stock Option” means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

(v)         “Option” means an Award granted under Section 7 of the Plan.

(w)        “Option Period” means the period described in Section 7(c) of the Plan.

(x)         “Option Price” means the exercise price for an Option as described in Section 7(a) of the Plan.

(y)         “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(z)         “Parent” means any parent of the Company, as defined in Section 424(e) of the Code.

(aa)        “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(bb)        “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division or operational unit of the Company) and shall be limited to the following:

(i)         net earnings or net income (before or after taxes);

(ii)        basic or diluted earnings per share (before or after taxes);

(iii)       net revenue or net revenue growth;

(iv)        gross revenue

(v)         new client revenue

(vi)        gross profit or gross profit growth;

(vii)       net operating profit (before or after taxes);

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(viii)       return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(ix)         cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(x)          earnings before or after taxes, interest, depreciation and/or amortization;

(xi)         gross or operating margins;

(xii)        productivity ratios;

(xiii)       share price (including, but not limited to, growth measures and total stockholder return);

(xiv)       expense targets;

(xv)        margins;

(xvi)       operating efficiency;

(xvii)      objective measures of customer satisfaction;

(xviii)     working capital targets;

(xix)       measures of economic value added;

(xx)        inventory control; and

(xxi)       enterprise value.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any business unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Criterion above as compared to a pre-selected peer group or published index. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

(cc)           “Performance Formula” shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(dd)           “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and

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absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events:

(i)           asset write-downs,

(ii)          litigation or claim judgments or settlements,

(iii)         the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results,

(iv)         any reorganization and restructuring programs,

(v)          extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) or unusual or infrequently occurring items pursuant to Accounting Standards Update 2015-01 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year,

(vi)         acquisitions or divestitures,

(vii)        any other specific unusual or nonrecurring events, or objectively determinable category thereof;

(viii)       foreign exchange gains and losses, and

(ix)         a change in the Company’s fiscal year.

(ee)        “Performance Period” shall mean the one or more periods of time not less than one (1) year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

(ff)         “Phantom Stock Award” shall mean a cash award whose value is determined based on the change in the value of the Company Common Stock from the Effective Date.

(gg)        “Plan” means this ExlService Holdings, Inc. 2015 Amendment and Restatement of the 2006 Omnibus Award Plan.

(hh)        “Restricted Period” means, with respect to any Award of Restricted Stock or any Restricted Stock Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 9 or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(ii)          “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 9 of the Plan.

(jj)         “Restricted Stock Unit” means a hypothetical investment equivalent to one share of Stock granted in connection with an Award made under Section 9.

(kk)       “Securities Act” means the Securities Act of 1933, as amended.

(ll)          “Senior Participant” means each of the Chief Executive Officer and the President of the Company and an employee of the Company or an Affiliate that is designated as a member of the Executive Committee.

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(mm)       “Stock” means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

(nn)         “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(oo)         “Stock Bonus” means an Award granted under Section 10 of the Plan.

(pp)         “Stock Option Agreement” means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties thereto.

(qq)         “Strike Price” means, (i) in the case of a SAR granted in tandem with an Option, the Option Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(rr)          “Subsidiary” means any subsidiary of the Company, as defined in Section 424(f) of the Code.

(ss)          “Substitute Award” means an Award granted or issued to a Participant in assumption or substitution of outstanding awards by an entity acquired by the Company or any Affiliate or Subsidiary or with which the Company, an Affiliate or a Subsidiary combines.

(tt)           “Vested Unit” shall have the meaning ascribed thereto in Section 9(d).

(uu)         “Vice President Participant” means an employee of the Company or an Affiliate holding the office of vice president or any office senior or the office of vice president.

3.	Effective Date, Duration and Stockholder Approval

The Plan is effective as of the Effective Date. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(i) of the Code; provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled.

4.	Administration

(a)           The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b)           Subject to the provisions of the Plan and applicable law, the Committee shall have the power, and in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Stock, other securities, other Options, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend,

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suspend, or waive such rules and regulations; (ix) appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)           Notwithstanding the foregoing, the Committee may delegate to any officer or officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to (i) “covered employees” under Code Section 162(m) (other than Awards exempt from the application of Code Section 162(m)) and (ii) persons subject to Section 16 of the 1934 Act.

(d)           Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

(e)           No member of the Board, Committee or any officer or employee to whom authority has been delegated administrative authority shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

5.	Grant of Awards; Shares Subject to the Plan

The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Phantom Stock Awards, Stock Bonuses and/or Performance Compensation Awards to one or more Eligible Persons; provided, however, that:

(a)           Subject to Section 13, the aggregate number of shares of Stock in respect of which Awards may be granted under the Plan as of the Effective Date is: (x) the number of shares available for grant as of immediately prior the Effective Date, plus (y) 1,700,000 shares of Stock (representing the number of new shares being submitted for stockholder approval at the 2015 annual meeting).

(b)           Shares of Stock shall not be deemed to have been used in settlement of Awards in the event the Award is settled in cash. Shares of Stock delivered (either directly or by means of attestation) in full or partial payment of the Option Price in accordance with Section 7(b) or in satisfaction of applicable tax withholding obligations or withheld by the Company in full or partial payment of the Option Price or in satisfaction of applicable tax withholding obligations for any Award shall be deducted from the number of shares of Stock delivered to the Participant pursuant to such Option or such other Award for purposes of determining the number of shares of Stock acquired pursuant to the Plan. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock Awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled pursuant to Section 5(e) by reason of a new Award being granted in substitution therefor. For the avoidance of doubt, the share counting and add back provisions of this Section 2(b) shall also apply to any Awards under the Original Plan that are outstanding as of the Effective Date.

(c)           Stock delivered by the Company in settlement of Awards may be authorized and unissued Stock, Stock held in the treasury of the Company, Stock purchased on the open market or by private purchase, or a combination of the foregoing;

(d)           Subject to Section 13, no person may be granted Options or SARs under the Plan during any calendar year with respect to more than 500,000 shares of Stock; and

(e)           Without limiting the generality of the preceding provisions of this Section 5, the Committee may, but solely with the Participant’s consent, agree to cancel any Award under the Plan and issue a new Award in

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substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award satisfies all applicable Plan requirements as of the date such new Award is granted.

(f)            Substitute Awards shall not be counted against the shares of Stock available for granting Awards under the Plan.

(g)           In the event the Company or any Subsidiary or Affiliate acquires or combines with a company that has shares available under a pre-existing plan, such shares shall be available for grant of Awards under this Plan, subject to applicable listing exchange requirements and shall not be counted against the shares of Stock available for granting Awards under the Plan.

(h)           Notwithstanding any other provision in the Plan to the contrary, the aggregate Fair Market Value on the Date of Grant (computed as of the Date of Grant in accordance with applicable financial accounting rules) of all Awards granted to any Eligible Director during any single fiscal year (excluding Awards made at the election of the Eligible Director in lieu of all or a portion of annual and committee cash retainers) shall not exceed $500,000.

6.	Eligibility

Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.	Options

The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Option shall be granted to any Eligible Person who is not an employee of the Company or a Parent or Subsidiary. Each Option so granted shall be subject to the conditions set forth in this Section 7, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

(a)           Option Price. Except with respect to an Option that is a Substitute Award, the exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock on the Date of Grant.

(b)           Manner of Exercise and Form of Payment. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable (i) in cash, check, cash equivalent and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company), (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the Option Price or (B) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in the manner described in clause (ii) or (iii) of the preceding sentence if the Committee determines that exercising an Option in such manner would violate the Sarbanes-Oxley Act of 2002, any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company or any Affiliates are listed or traded.

(c)           Vesting, Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to

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exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

(d)           Automatic Exercise. Unless otherwise provided in the Award Agreement, if on the last day of the Option Period, the Fair Market Value exceeds the Strike Price, the Participant has not exercised the Option, and the Option has not expired, such Option shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e)           Stock Option Agreement - Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. Except as specifically provided otherwise in such Stock Option Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

(i)           Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii)          Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or exercises a related SAR or when the Option expires.

(iii)         Subject to Section 12(k), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by him.

(iv)        Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

(v)          At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof and any other representation deemed necessary by the Committee to ensure compliance with all applicable federal and state securities laws. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(vi)         Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Stock.

(vii)        An Option Agreement may, but need not, include a provision whereby a Participant may elect, at any time before the termination of the Participant’s employment with the Company, to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to a share repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate. The Company shall not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the exercise of the Option unless the Committee otherwise specifically provides in an Stock Option Agreement.

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(f)           Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary or Parent, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(g)          $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8.	Stock Appreciation Rights

Any Option granted under the Plan may include SARs, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment. The Committee also may award SARs to Eligible Persons independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

(a)          Vesting, Transferability and Expiration. A SAR granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award Agreement.

(b)          Automatic Exercise. Unless otherwise provided in the Award Agreement, if on the last day of the Option Period (or in the case of a SAR independent of an option, the period established by the Committee after which the SAR shall expire), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option, and neither the SAR nor the corresponding Option has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(c)          Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Strike Price. The Company shall pay such excess in cash (taking into consideration any adverse tax consequences to the Participant under Section 409A of the Code), in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

(d)          Method of Exercise. A Participant may exercise a SAR at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded.

(e)          Expiration. Except as otherwise provided in the case of SARs granted in connection with Options, a SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR.

(f)          Tax Considerations. The Committee shall take into account Section 409A of the Code and applicable regulatory guidance thereunder before granting a SAR.

9.	Restricted Stock and Restricted Stock Units

(a)          Award of Restricted Stock and Restricted Stock Units.

(i)           The Committee shall have the authority (A) to grant Restricted Stock and Restricted Stock Units to Eligible Persons, (B) to issue or transfer Restricted Stock to Participants, and (C) to establish terms, conditions and restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period, as

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applicable, which may differ with respect to each grantee, the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

(ii)          Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable, and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b), the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee or such dividends may be reinvested in the form of additional Restricted Stock, subject to the same conditions and restrictions as the Restricted Stock to which the dividends relate. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends and earnings, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such cash dividends, stock dividends or earnings.

(iii)         Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it, registered in the name of the Participant.

(iv)         The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Award Agreement. No shares of Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee or such Dividend Equivalents may be reinvested in the form of additional Restricted Stock Units, subject to the same conditions and restrictions as the Restricted Stock Units to which the Dividend Equivalents relate. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividends Equivalents.

(b)          Restrictions.

(i)           Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in Section 9(c) and the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

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(ii)          Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)         The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(c)          Restricted Period. With respect to Restricted Stock and Restricted Stock Units, the Restricted Period shall commence on the Date of Grant and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

(d)          Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 9(b) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

Subject to the applicable Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 9(a)(iv) hereof and the interest thereon or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to such Dividend Equivalents and interest thereon, if any; provided, however, that, the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Stock in lieu of delivering only shares of Stock for Vested Units or (ii) delay the delivery of Stock (or cash or part Stock and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering shares of Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

(e)          Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following until the lapse of all restrictions with respect to such Stock as well as any other information the Company deems appropriate:

               Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the ExlService Holdings, Inc. 2015 Amendment and Restatement of the 2006 Omnibus Award Plan and a Restricted Stock Award Agreement, dated as of _____________, between ExlService Holdings, Inc.and __________________. A copy of such Plan and Agreement is on file at the offices of ExlService Holdings, Inc.

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

10.	Stock Bonus Awards

The Committee may issue unrestricted Stock, or other Awards denominated in Stock, including and without limitation, fully-vested deferred stock units, under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion

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determine. A Stock Bonus Award under the Plan shall be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

11.	Performance Compensation Awards

(a)          General. The Committee shall have the authority, at the time of grant of any Award described in Sections 9 and 10, to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m).

(b)          Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c)          Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one (1) year in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is(are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.

(d)          Payment of Performance Compensation Awards.

(i)           Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)          Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

(iii)         Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 11(d)(iv) hereof, if and when it deems appropriate.

(iv)         Use of Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole

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judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance Compensation Award above the maximum amount payable under Sections 5(d) or 11(d)(vi) of the Plan.

(v)         Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11.

(vi)         Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 500,000 shares of Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the date of vesting. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 11(a) shall be $10,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Stock, by an amount greater than the appreciation of a share of Stock from the date such Award is deferred to the payment date.

12.	General

(a)           Additional Provisions of an Award. Awards to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Awards granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options (provided, that the Committee determines that providing such financing does not violate the Sarbanes-Oxley Act of 2002), adding dividend equivalent rights or other protections to Participants in respect of dividends paid on Stock underlying any Award (in addition to and subject to those provisions of Section 9, including the prohibition on currently paying dividends or dividend equivalents prior to the release of restrictions or settlement of the corresponding Restricted Stock or Restricted Stock Units), provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of payment in respect of Awards for a specified period or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements; provided, however, that any such deferral does not result in acceleration of taxability of an Award prior to receipt, or tax penalties, under Section 409A of the Code. Any such provisions shall be reflected in the applicable Award Agreement.

(b)           Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

(c)           Government and Other Regulations. The obligation of the Company to settle Awards in Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

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(d)          Tax Withholding.

(i)           A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Stock or other property) of any required income tax withholding and payroll taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii)          Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding (at a tax withholding rate that will not result in adverse accounting implications for the Company) by (A) the delivery of shares of Stock owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

(e)          Claim to Awards and Employment Rights. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

(f)          Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g)          Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(h)          No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(i)          Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware.

(j)          Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are

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made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(k)         Nontransferability.

(i)           Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)          Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards other than Incentive Stock Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to:

A.           any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 (collectively, the “Immediate Family Members”);

B.           a trust solely for the benefit of the Participant and his or her Immediate Family Members;

C.           a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or

D.           other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Award Agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)         The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(l)          Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any person or persons other than himself.

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(m)          Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(n)           Expenses. The expenses of administering the Plan shall be borne by the Company and Affiliates.

(o)           Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(p)           Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(q)           Termination of Employment. Unless an applicable Award Agreement provides otherwise, for purposes of the Plan, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or an Affiliate.

(r)           Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(s)           Compliance with Applicable Law. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

13.	Changes in Capital Structure

Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Awards during any period stated in Sections 5(d) or 11(d)(vi) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 13 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Notwithstanding the above, if the Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by stockholders of the Company in a form other than stock or other equity interests of the surviving entity then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or

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stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event.

The terms of this Section 13 may be varied by the Committee in any particular Award Agreement.

14.	Effect of Change in Control

(a)           The Committee may, but is not required to, provide in any particular Award Agreement:

(i)            In the event of a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, and either in or not in combination with another event such as a termination of the applicable Participant by the Company without Cause, all Options and SARs subject to such Award shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and/or that the Restricted Period shall expire immediately with respect to 100 percent of such shares of Restricted Stock or Restricted Stock Units subject to such Award (including a waiver of any applicable Performance Goals) and, to the extent practicable, such acceleration of exercisability and expiration of the Restricted Period (as applicable) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Stock subject to their Awards.

(ii)           In the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (A) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (B) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Goals, and (C) cause the Award, if previously deferred, to be settled in full as soon as possible.

(b)           In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event.

(c)           The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

(d)           If (i) within 12 months following a Change in Control or (ii) in contemplation of a Change in Control, a Senior Participant’s employment with the Company or any Affiliate is terminated by the Company or an Affiliate without Cause, all Awards held by such Senior Participant, irrespective of the vesting schedule, shall become fully vested and immediately exercisable and, if applicable, the Restricted Period shall end at the time of such termination.

(e)           Upon a Change in Control the vesting and exercisability of all Awards outstanding under the Plan held by Vice President Participants shall be such that any Award that would have vested in the one calendar year period following the Change in Control shall automatically become fully vested and exercisable and, if applicable, the Restricted Period shall end immediately prior to the Change in Control.

15.	Nonexclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other

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incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

16.	Amendments and Termination

(a)           Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to comply with any applicable stock exchange listing requirement or to prevent the Company from being denied a tax deduction on account of Section 162(m) of the Code); and provided, further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. The termination date of the Plan, following which no Awards may be granted hereunder, the tenth anniversary of the Effective Date; provided, that such termination shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

(b)           Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and provided further that, other than in connection with an equitable adjustment under Section 13 or a Change in Control, without stockholder approval, (i) no amendment or modification may reduce the Option Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Option Price or Strike Price, as the case may be) in a manner which would either (A) (if the Company is subject to the reporting requirement of the Exchange Act) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any Option being accounted for under the “variable” method for financial statement reporting purposes and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of the applicable stock exchange on which the Stock is listed, if any. In no event may the Company buyout for cash any Option or SAR whose Option Price or Strike Price (as applicable) on the date of purchase exceeds the Fair Market Value of the Company’s Stock.

(c)           Section 162(m) Reapproval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders of the Company no later than the first stockholder meeting that occurs in the fifth year following the year that stockholders previously approved such provisions in order for certain Awards to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this Section 16(c), however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

17.	Compliance with Section 409A.

(a)           It is intended that any amounts payable under this Plan shall either be exempt from or comply with Section 409A of the Code (including the Treasury regulations and other published guidance relating thereto) so as not to subject a Participant to payment of any interest or additional tax imposed under Section 409A of the Code. To the extent that any amount payable under this Agreement would trigger the additional tax, penalty or interest imposed by Section 409A of the Code, this Plan shall be modified to avoid such additional tax, penalty or interest yet preserve (to the nearest extent reasonably possible) the intended benefit payable to the Participant. In no event shall the Company, any member of the Board of Directors, or any employee, agent or other service provider have any liability to any Participant for any tax, fine or penalty associated with any failure to comply with the requirements of Section 409A of the Code.

(b)           To the extent a payment or benefit is nonqualified deferred compensation subject to Section 409A of the Code, a termination of employment shall not be deemed to have occurred for purposes of any provision of this

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Plan or any Award Agreement providing for the payment of any amounts upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and, for purposes of any such provision of this Plan and any Award Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.” If a Participant is deemed on the date of a separation from service (within the meaning of Section 409A of the Code) to be a “specified employee” (within the meaning of that term under Section 409A(a)(2)(B) of the Code and determined using any identification methodology and procedure selected by the Company from time to time, or, if none, the default methodology and procedure specified under Section 409A of the Code), then with regard to any payment or the provision of any benefit that is “nonqualified deferred compensation” within the meaning of Code Section 409A and which is paid as a result of the Participant’s “separation from service,” such payment or benefit shall not be made or provided prior to the date which is the earlier of (A) the expiration of the six-month period measured from the date of such “separation from service” of the Executive, and (B) the date of the Executive’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments and benefits delayed pursuant to this clause (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Participant in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(c)           For purposes of Section 409A of the Code, the Participant’s right to receive any installment payments pursuant to this Plan or any Award Agreement shall be treated as a right to receive a series of separate and distinct payments. Whenever a payment under the Plan or any Award Agreement specifies a payment period with reference to a number of days (e.g., “payment shall be made within thirty days following the date of termination”), the actual date of payment within the specified period shall be within the sole discretion of the Company.

(d)           With regard to any provision herein that provides for reimbursement of costs and expenses or in-kind benefits, except as permitted by Section 409A of the Code, (i) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit; (ii) the amount of expenses eligible for reimbursement, or in-kind benefits, provided during any taxable year shall not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year, provided, that the foregoing clause (ii) shall not be violated with regard to expenses reimbursed under any arrangement covered by Section 105(b) of the Code solely because such expenses are subject to a limit related to the period the arrangement is in effect; and (iii) such payments shall be made on or before the last day of the Participant’s taxable year following the taxable year in which the expense was incurred.

18.	Forfeiture and Recoupment.

Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award, including any payment of Shares received upon exercise or in satisfaction of an Award under the Plan shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, without limit as to time. Such events shall include, but not be limited to, failure to accept the terms of the Award Agreement, termination of service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreements that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Affiliates, including facts and circumstances discovered after termination of service. Awards granted under the Plan shall be subject to any compensation recovery policy or minimum stock holding period requirement as may be adopted or amended by the Company from time to time.

*     *     *

As adopted by the Board of Directors of

ExlService Holdings, Inc. as of April 15, 2015.

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M93139-P66044

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DETACH AND RETURN THIS PORTION ONLY

EXLSERVICE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Deborah Kerr
02) Dr. Mohanbir Sawhney
03) Garen K. Staglin

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: The proxies are authorized to act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

22

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M93140-P66044

EXLSERVICE HOLDINGS, INC.
Annual Meeting of Shareholders
June 19, 2015 8:30 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Vishal Chhibbar and Nancy Saltzman, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EXLSERVICE HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 A.M., eastern daylight time on June 19, 2015, at 280 Park Avenue, 38th Floor, New York, NY 10017, and any adjournment or postponement thereof.

The undersigned hereby also authorizes the proxy, in his or her discretion, to vote on any other business that may properly be brought before the meeting or any adjournment or postponement thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, and accordingly, will be voted FOR each of the Board of Directors' nominees for director specified in Proposal 1, and FOR Proposals 2, 3 and 4, unless a contrary choice is specified, in which case the proxy will be voted as specified.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated on or about April 30, 2015, and the Proxy Statement furnished therewith.

Continued and to be signed on reverse side